PROSPECTUS


                             16,000,000 TRUEPRS-SM-

                        NAB EXCHANGEABLE PREFERRED TRUST
                                ---------------


    Each of the Trust Units Exchangeable for Preference Shares-TM- ("TrUEPrS") of NAB Exchangeable Preferred Trust (the "Trust") offered hereby (the "Offering") will represent a proportionate share of a beneficial ownership interest in assets of the Trust and, as described herein, upon the occurrence of an Exchange Event (as defined herein), will be exchanged for either (i) American Depositary Receipts evidencing, for each TrUEPrS, one American Depositary Share ("ADS") representing two fully-paid preference shares, liquidation preference US$12.50 per share ("NAB Preference Shares"), issued by National Australia Bank Limited (A.C.N 004 044 937) ("NAB" or the "Company") or (ii) cash in an amount of US$25 per TrUEPrS, plus the accrued dividend distributions thereon for the current quarterly dividend period. Each TrUEPrS will be sold at an initial offering price of US$25. Except as described herein, holders of the TrUEPrS will receive non-cumulative dividend distributions in an amount equal to US$2.00 per TrUEPrS per annum, payable quarterly in arrears in an amount equal to US$.50 per TrUEPrS on March 31, June 30, September 30 and December 31 of each year, commencing December 31, 1998 (each, a "Dividend Payment Date"), to holders of record as of the immediately preceding March 15, June 15, September 15 and December 15, respectively (each, a "Record Date"). The first dividend distribution in respect of the period from and including September 29, 1998 (the "Issue Date") to but excluding December 31, 1998 will equal US$.5055 per TrUEPrS.



    The TrUEPrS have been approved for listing on the New York Stock Exchange (the "NYSE") under the trading symbol "NAR Pr", subject to official notice of issuance. Trading of the TrUEPrS on the NYSE is expected to commence within a 30-day period after the initial delivery of the TrUEPrS. See "Underwriting."

                                                   (CONTINUED ON FOLLOWING PAGE)
    SEE "PROSPECTUS SUMMARY--RISK FACTORS," BEGINNING ON PAGE 9 OF THIS PROSPECTUS AND "RISK FACTORS," BEGINNING ON PAGE 23 OF THIS PROSPECTUS, FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE TRUEPRS.
                             ---------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                                                PRICE TO             SALES            PROCEEDS TO
                                                               PUBLIC(1)            LOAD(2)           TRUST(3)(4)
Per TrUEPrS..............................................        $25.00               (4)                $25.00
Total(5).................................................     $400,000,000            (4)             $400,000,000


(1) Plus accrued dividends, if any, from September 29, 1998.

(2) In view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in the NAB Preference Shares, the Trust and NAB have agreed to indemnify the several U.S. Underwriters (the "Underwriters") against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."
(3) Before deducting estimated expenses of $632,000 payable by the Trust. See "Management Arrangements--Estimated Expenses."

(4) In view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in the NAB Preference Shares, the Trust and NAB have agreed to pay the Underwriters, as compensation (the "Underwriters' Compensation"), $.7875 per TrUEPrS or $12,600,000 in the aggregate (or $14,486,850 in the aggregate if the Underwriters' over-allotment options are exercised in full); provided that such compensation for sales of more than 10,000 TrUEPrS to any single purchaser will be $.50 per TrUEPrS and, to the extent such sales are made, the actual amount of Underwriter's Compensation will be less than the aggregate amounts specified herein. See "Fee Table" and "Underwriting."


(5) The Trust has granted the U.S. Underwriters an option, exercisable for 30 days from the date hereof, to purchase up to 2,396,000 additional TrUEPrS solely to cover over-allotments, if any. If all such TrUEPrS are purchased, the total Price to Public and Proceeds to Trust will be $459,900,000 and $459,900,000, respectively. See "Underwriting." The total Price to Public and Proceeds to the Trust excludes $100,000 relating to 4,000 TrUEPrS sold to ML IBK Positions, Inc. in connection with the formation of the Trust.

                         ------------------------------


    The TrUEPrS are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, and subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the TrUEPrS will be made through the facilities of The Depository Trust Company on or about September 29, 1998.


------------------------------
-SM-Service mark of Merrill Lynch & Co., Inc.
                         ------------------------------

                              MERRILL LYNCH & CO.

MORGAN STANLEY DEAN WITTER                                  SALOMON SMITH BARNEY
A.G. EDWARDS & CO., INC.
               PAINEWEBBER INCORPORATED
                               PRUDENTIAL SECURITIES INCORPORATED
                         ------------------------------


               The date of this Prospectus is September 23, 1998.

(CONTINUED FROM COVER PAGE)


    The Trust is a newly-created Delaware business trust established for the sole purpose of (a) issuing the TrUEPrS, (b) investing the proceeds thereof in and holding 8% Mandatorily Redeemable Debt Securities due December 31, 2047 (the "Debt Securities") issued by Cuzzano (UK) Company, a special purpose unlimited company incorporated under the laws of England and Wales and domiciled in the United Kingdom (the "U.K. Company"), with an aggregate principal amount equal to such proceeds, and (c) entering into the ADSs Purchase Contract between the Trust and the Jersey Subsidiary referred to herein (the "ADSs Purchase Contract"). The Trust's investment objective is to distribute to the holders of TrUEPrS (a) prior to an Exchange Date (as defined herein) PRO RATA based on the number of TrUEPrS outstanding the interest the Trust receives on the Debt Securities from time to time and (b) upon the occurrence of an Exchange Event,
(i) if the Exchange Event is anything other than the (x) redemption, (y) mandatory repurchase (such repurchase being referred to as a "Buy-Back") or (z) reduction of a portion of the capital of each NAB Preference Share immediately followed by redemption by NAB of the remaining capital thereof on the next Business Day (as defined herein) following the date of such reduction of capital (such reduction of capital and subsequent redemption are collectively referred to herein as "Capital Reduction"), in each case, of the NAB Preference Shares for cash, ADRs evidencing, for each TrUEPrS, one ADS representing two NAB Preference Shares, and (ii) if the Exchange Event is a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, US$25 per TrUEPrS plus an amount equal to the accrued but unpaid interest on each US$25 principal amount of the Debt Securities from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding such Exchange Date. Prior to the Exchange Date, the NAB Preference Shares will not pay dividends. On the Exchange Date (unless the Exchange Event is the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash), each NAB Preference Share will automatically convert into a dividend-paying NAB Preference Share which will accrue non-cumulative dividends at the rate of US$1.00 per share per annum, payable quarterly in arrears in an amount equal to US$.25 per share on each Dividend Payment Date to holders of record as of the immediately preceding Record Date. As used herein, the term "NAB Preference Shares" refers to such shares both before and after such conversion. See "Investment Objective and Policies."


    The Trust will not be managed like a typical closed-end investment company. The Trust has adopted a fundamental policy (a) to invest 100% of its portfolio in the Debt Securities and not to dispose of the Debt Securities during the term of the Trust other than in connection with a mandatory redemption thereof as a result of an Exchange Event and (b) to enter into the ADSs Purchase Contract and not to dispose of the ADSs Purchase Contract during the term of the Trust. For information concerning the ADSs that may be received by the holders of TrUEPrS upon the occurrence of an Exchange Event and the NAB Preference Shares represented thereby, see the accompanying prospectus of NAB. The TrUEPrS are a suitable investment only for investors who are able to understand the unique nature of the Trust and the economic characteristics of the Debt Securities, and the ADSs and the NAB Preference Shares that may be delivered in exchange for TrUEPrS upon an Exchange Event. See "Investment Objective and Policies."

    The Trust will be treated as a grantor trust for U.S. Federal income tax purposes. In general, for U.S. Federal income tax purposes no gain or loss should be recognized by U.S. holders of the TrUEPrS upon receipt of the ADSs upon an exchange or dissolution of the Trust. However, U.S. holders will recognize taxable gain or loss upon receipt of cash, if any, upon an exchange or dissolution of the Trust. See "Taxation--Certain United States Federal Income Tax Considerations."

    Prior to the Offering there has been no public market for the TrUEPrS. SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST FREQUENTLY TRADED AT A DISCOUNT FROM THEIR NET ASSET VALUES AND INITIAL PUBLIC OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS CHARACTERISTIC OF CLOSED-END INVESTMENT COMPANIES MAY BE GREATER FOR INVESTORS EXPECTING TO SELL SHARES OF A CLOSED-END INVESTMENT COMPANY SOON AFTER THE COMPLETION OF AN INITIAL PUBLIC OFFERING.

    This Prospectus sets forth concisely information about the Trust that a prospective investor should know before investing and should be read and retained for future reference.

    IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE TRUEPRS AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR AN INVITATION TO PURCHASE OR SUBSCRIBE FOR, THE TRUEPRS IN THE COMMONWEALTH OF AUSTRALIA OR ANY OF ITS STATES OR TERRITORIES. THE TRUEPRS MAY NOT BE OFFERED, SOLD OR DELIVERED IN OR TO ANY RESIDENT OF THE COMMONWEALTH OF AUSTRALIA OR ANY OF ITS STATES OR TERRITORIES. SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY SHOULD BE READ IN CONJUNCTION WITH THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE INDICATED, THE INFORMATION CONTAINED IN THIS PROSPECTUS ASSUMES THAT THE UNDERWRITERS' OVER-ALLOTMENT OPTION IS NOT EXERCISED.

THE TRUST

    NAB Exchangeable Preferred Trust is a newly-created Delaware business trust that will be registered as a non-diversified closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"). The term of the Trust will expire on or shortly after the occurrence of an Exchange Event. The Trust will be treated as a grantor trust for United States Federal income tax purposes.

THE OFFERING

    The Trust is offering 16,000,000 TrUEPrS, each representing a proportionate share of beneficial interest in the assets of the Trust, at an initial public offering price of US$25 per TrUEPrS. The Trust has granted the Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 2,396,000 additional TrUEPrS solely to cover over-allotments, if any. See "Underwriting." In accordance with the requirements of the Investment Company Act, on September 10, 1998, the Trust issued 4,000 TrUEPrS (the "Initial TrUEPrS") to ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for the purchase price of US$25 per TrUEPrS.

USE OF PROCEEDS AND COLLATERAL ARRANGEMENTS


    The following transactions will take place on the Issue Date. The Trust will use the proceeds from the sale of the TrUEPrS in the Offering and the Initial TrUEPrS to subscribe for and purchase from the U.K. Company Debt Securities with an aggregate principal amount equal to such proceeds. The Trust will also enter into the ADSs Purchase Contract. The Trust, as the holder of the Debt Securities, will be entitled to receive interest due thereon quarterly in arrears on each Dividend Payment Date (each, an "Interest Payment Date"), at the rate per annum of 8%. The Debt Securities will be issued only in bearer form and will be denominated and pay interest in U.S. dollars. The Debt Securities will be listed on the Luxembourg Stock Exchange and, unless redeemed earlier, will be redeemed on December 31, 2047. The U.K. Company will use the proceeds from the sale of the Debt Securities to purchase at a price equal to their liquidation preference fully paid, non-dividend paying preference shares, liquidation preference US$25 per share (the "Jersey Preference Shares"), issued by Cuzzano (Investments) Limited, a company incorporated with limited liability under the laws of, and domiciled in, Jersey, the Channel Islands (the "Jersey Subsidiary"). The Jersey Subsidiary will use the proceeds from the sale of the Jersey Preference Shares to make a payment to NAB in consideration for the issuance by NAB of NAB Preference Shares to the ADR depositary and the issuance by the ADR depositary of the ADSs to the Jersey Subsidiary at a price per ADS equal to US$25 (I.E., the aggregate liquidation preference of the two NAB Preference Shares represented thereby). Pursuant to a security and pledge agreement (the "ADRs Security and Pledge Agreement") to be entered into among the Trust, the U.K. Company, the Jersey Subsidiary and The Bank of New York, as collateral agent (the "Collateral Agent"), the Jersey Subsidiary will irrevocably and unconditionally deposit and pledge the ADRs evidencing the ADSs
(i) to the holder of the Jersey Preference Shares (initially the U.K. Company) to secure its redemption obligations under the Jersey Preference Shares and (ii) to the Trust to secure its obligation to deliver ADSs under the ADSs Purchase Contract. Also, pursuant to the ADRs Security and Pledge Agreement, the U.K. Company, with the consent of the Jersey Subsidiary, will irrevocably and unconditionally assign and hypothecate its interest in such pledge to the Trust to secure its redemption obligations under the Debt Securities. Pursuant to a separate security and pledge agreement (the "Jersey Preference Shares Security and Pledge Agreement" and, together with the ADRs Security and Pledge Agreement, the "Security and Pledge Agreements") to be entered into among the Trust, the U.K. Company and the Collateral Agent, the U.K. Company will irrevocably and unconditionally deposit the Jersey Preference Shares with the Collateral Agent and pledge the Jersey Preference Shares to secure its redemption obligations to the Trust under the Debt Securities. Prior to the occurrence of an Exchange Event, ownership of the Jersey Preference Shares and the ADSs will remain with the U.K. Company and the Jersey Subsidiary, respectively, although pursuant to the ADRs Security and Pledge Agreement, the Jersey Subsidiary will agree to, or will cause the Collateral Agent to, direct the ADR depositary to vote the NAB Preference Shares represented by the ADSs as directed by the holders of the TrUEPrS.

    On the Issue Date, NAB will use the proceeds from the issue of the NAB Preference Shares to make a capital contribution to a business trust established under the laws of the State of Delaware (the "Distribution Trust"). The Distribution Trust will use NAB's capital contribution to make a loan (the "Distribution Loan") to a Delaware limited liability company that is a wholly-owned subsidiary of NAB (the "USLLC"). The USLLC will use the proceeds of the Distribution Loan to make one or more loans (each, a "NAB Loan") to NAB and/or one or more wholly-owned subsidiaries or branches of NAB (each, a "NAB Borrower").

    Reference is made to page 12 for a diagram of the foregoing transactions.

NAB
    Reference is made to the accompanying prospectus of NAB with respect to the NAB Preference Shares represented by the ADSs that may be received by a holder of TrUEPrS upon the occurrence of an Exchange Event. THE PROSPECTUS OF NAB IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF TRUEPRS TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF NAB DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

INVESTMENT OBJECTIVE AND POLICIES; DIVIDENDS AND DISTRIBUTIONS

    The Trust's investment objective is to distribute to the holders of TrUEPrS
(a) prior to an Exchange Date, the interest the Trust receives on the Debt Securities from time to time, PRO RATA based on the number of TrUEPrS outstanding and (b) upon the occurrence of an Exchange Event, (i) if the Exchange Event is anything other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, ADRs evidencing, for each TrUEPrS, one ADS, and (ii) if the Exchange Event is a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, US$25 per TrUEPrS plus an amount equal to the accrued but unpaid interest on each US$25 principal amount of the Debt Securities from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding such Exchange Date. See "Investment Objective and Policies."


    Except as described herein, holders of TrUEPrS will receive non-cumulative dividend distributions in an amount equal to US$2.00 per TrUEPrS per annum, payable quarterly in arrears in an amount equal to US$.50 per TrUEPrS on each Dividend Payment Date to holders of record on the immediately preceding Record Date. The first distribution in respect of the period from and including the Issue Date to but excluding December 31, 1998 will equal US$.5055 per TrUEPrS. See "Investment Objective and Policies-- Trust Assets."


    Dividend payments on the TrUEPrS will be made from the interest payments received by the Trust on the Debt Securities. Interest payments on the Debt Securities will be made from income payments (the "Income Entitlements") received by the U.K. Company, to the extent received, as the income beneficiary of the Distribution Trust. The U.K. Company's right to receive Income Entitlements will not represent an absolute ownership interest in the Distribution Trust or the income thereof, but rather an entitlement to receive Income Entitlements only to the extent actually distributed to the U.K. Company by the Distribution Trust; if any Income Entitlement payable on any Interest Payment Date is not paid to the U.K. Company on such date for any reason, the Distribution Trust will have no obligation to pay such Income Entitlement to the U.K. Company and the U.K. Company will have no right to require such payment. In the event an Income Entitlement is not paid to the U.K. Company for any reason, an Exchange Event will occur because the U.K. Company will have insufficient funds to pay interest due on the Debt Securities.
    On and after an Exchange Date, the U.K. Company will cease to be the income beneficiary of the Distribution Trust; PROVIDED, HOWEVER, if the Exchange Event is the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the U.K. Company will be entitled to receive an Income Entitlement equal to the accrued but unpaid interest on the Debt Securities for the period from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding the Exchange Date.
    Under the terms of the Distribution Trust, other than in connection with a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, no Income Entitlement shall be paid or payable to the U.K. Company on any Interest Payment Date if (i) an Exchange Event has occurred prior to such date,
(ii) the amount of Income Entitlement payable on such date, together with the aggregate amount of dividends paid on or before such date during the then current fiscal year of NAB on any preference shares or ordinary shares of NAB, would exceed NAB's earnings during the prior fiscal year or (iii) such payment would be prohibited or limited by applicable law, regulation or order or by any instrument or agreement to which NAB is subject (collectively, the "Payment Prohibitions").

    On each Interest Payment Date, (i) the NAB Borrower will make an interest payment on the NAB Loan to the USLLC; (ii) the USLLC will use such payment to make an interest payment on the Distribution Loan to the Distribution Trust;
(iii) if no Payment Prohibition exists, the Distribution Trust will distribute such payment as an Income Entitlement to the U.K. Company; and (iv) the U.K. Company will use the entire proceeds of such Income Entitlement to pay (a) interest on the Debt Securities to the Trust, (b) ongoing costs and expenses of the U.K. Company and the Jersey Subsidiary, (c) quarterly dividend payments on the U.K. Company's voting shares to the Jersey Holding Company (as defined herein), which dividends will be used by the Jersey Holding Company to pay ongoing expenses of the Jersey Holding Company, the Jersey Charitable Trust, the Collateral Agent and (pursuant to an expense agreement (the "Trust Expense Agreement") between the Jersey Holding Company and The Bank of New York, in its capacities as Administrator, Custodian and Paying Agent of the Trust) the Trust, and (d) an indemnity fee payable to National Australia Group Europe Limited, an affiliate of NAB (the "NAB Affiliate"). On each Interest Payment Date (which will also be a Dividend Payment Date), The Bank of New York, as Administrator, will use all the interest received by the Trust on the Debt Securities to pay dividend distributions on the TrUEPrS.

TRUST ASSETS

    Prior to the Exchange Date, the Trust's assets will consist of (a) US$400,100,000 aggregate principal amount of Debt Securities (US$460,000,000 aggregate principal amount of Debt Securities if the Underwriters' over-allotment option is exercised in full), and any distributions thereon, and
(b) the ADSs Purchase Contract. See "Investment Objective and Policies--Trust Assets."

EXCHANGE EVENT

    The earliest occurrence of any of the following dates or events shall constitute an "Exchange Event" as of the "Exchange Date" applicable to such Exchange Event as specified below:
        (i) December 31, 2047 or the date of any redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash (see "Investment Objective and Policies--Exchange Event"), in which case the Exchange Date will be the earlier of such dates;
        (ii) any date selected by NAB in its absolute discretion, in which case the Exchange Date will be such date;
       (iii) the failure of the Trust to receive for any reason on or within three Business Days after an Interest Payment Date the interest then due on the Debt Securities in full without deduction or withholding for any taxes, duties or other charges, in which case the Exchange Date will be the fourth Business Day following such Interest Payment Date;

        (iv) the Total Capital Adequacy Ratio or the Tier 1 Capital Ratio of NAB (either as reported quarterly by NAB to the Australian Prudential Regulation Authority or any authority succeeding to its powers and functions (the "Regulatory Authority"), or as determined at any time by the Regulatory Authority in its absolute discretion) is below 8% or 4%, respectively (or, in each case, such lesser percentage (the "Required Percentage"), as may be prescribed by the Regulatory Authority for NAB at the time), and such ratio is not increased by NAB to at least 8% or 4%, respectively (or such lesser Required Percentage), within 90 days after the date on which NAB makes such quarterly report or receives notice from the Regulatory Authority of such determination by such Regulatory Authority, in which case the Exchange Date will be the Business Day immediately following the expiration of such 90-day period;

        (v) any change in (A) the legal ownership of the securities (other than the Debt Securities) issued by, (B) any provision of the constituent documents of (unless such change has been consented to by the record holders of more than 50% of the TrUEPrS or, in the opinion of competent legal counsel selected by the Trust, such change would not have a material adverse effect on the rights of the holders of the TrUEPrS), or (C) the business purpose (or, solely with respect to the Jersey Charitable Trust, the powers of the trustees thereof) (as specified in the constituent documents) of, any of the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust or the Jersey Subsidiary, in which case the Exchange Date will be the date on which any such change occurs;
        (vi) any change in the business purpose of the Distribution Trust (as specified in the constituent documents thereof), in which case the Exchange Date will be the date on which any such change occurs;

       (vii) the common securities of the Distribution Trust cease to be wholly-owned, directly or indirectly, by NAB or a direct or indirect wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which the common securities of the Distribution Trust cease to be so wholly-owned;


      (viii) the USLLC ceases to be a direct or indirect wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which the USLLC ceases to be so wholly-owned;

        (ix) any NAB Borrower ceases to be NAB or a direct or indirect, wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which such NAB Borrower ceases to be NAB or a direct or indirect wholly-owned subsidiary or branch of NAB;
        (x) (A) a proceeding is commenced by NAB, the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust, the Jersey Subsidiary, the USLLC, the Distribution Trust or any NAB Borrower (each, a "Relevant Entity") or a person that controls the Relevant Entity for an order that such Relevant Entity be wound up or liquidated or for the appointment of a provisional liquidator, liquidator, administrator, controller or similar official in respect of such Relevant Entity or all or substantially all of its property, in which case the Exchange Date will be the date on which the proceeding is filed; (B) a proceeding is commenced by any other person for an order that a Relevant Entity be wound up or for the appointment of a provisional liquidator, liquidator, administrator, controller or similar official in respect of a Relevant Entity or all or substantially all of its property (unless such proceeding is discontinued or dismissed within 21 days of its having been filed), in which case the Exchange Date will be the Business Day immediately following the expiration of such 21-day period; (C) a provisional liquidator, liquidator, administrator, controller or similar official is appointed by a court or otherwise in respect of any Relevant Entity or all or substantially all of its property (unless such appointment is revoked or set aside within 21 days of such appointment), in which case the Exchange Date will be the Business Day immediately following the expiration of such 21-day period; or (D) the Trust dissolves in accordance with the terms of the Declaration of Trust (as defined herein) or for any other reason, in which case the Exchange Date will be the Business Day immediately preceding the effective date of such dissolution; and

        (xi) the Collateral Agent fails, at any time, to have a valid first, perfected and enforceable security interest in, and lien on, the Jersey Preference Shares and the ADRs evidencing the ADSs representing the NAB Preference Shares, and, in each case, any redemption proceeds from any of the foregoing, and such failure is not remedied on or before ten Business Days after written notice of such failure is given to the U.K. Company or the Jersey Subsidiary, as the case may be, by the Collateral Agent as contemplated by the Security and Pledge Agreements, in which case the Exchange Date will be the Business Day immediately following the expiration of such ten-Business Day period.

Notwithstanding the foregoing, (i) the USLLC or the NAB Borrower may, with the consent of the Distribution Trust or the USLLC, respectively, assign all or any portion of the Distribution Loan or its NAB Loan, respectively, and (ii) the Distribution Trust or the USLLC may replace all or any portion of the Distribution Loan or any NAB Loan, respectively, with another loan, in each case under (i) and (ii), to NAB or to one or more direct or indirect wholly-owned subsidiaries or branches of NAB, in which case NAB or such other subsidiary or branch will take the place of the USLLC or such NAB Borrower, as applicable, and such loan will be deemed to be the Distribution Loan or such NAB Loan, as applicable, and each such action will not constitute an Exchange Event.

    Upon the occurrence of an Exchange Event, each holder of a TrUEPrS will be entitled to receive a distribution of either (i) if the Exchange Event is anything other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, one ADS per TrUEPrS or (ii) if the Exchange Event is a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, US$25 per TrUEPrS plus an amount equal to the accrued but unpaid interest on each US$25 principal amount of the Debt Securities from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding such Exchange Date. In the case of any such distribution of ADSs, the holders of TrUEPrS shall become the record holders of the ADSs as of the opening of business on the Exchange Date, and ADRs evidencing such ADSs will be delivered to such holders as soon as practicable on or after the Exchange Date.
    Dividend distributions on the TrUEPrS will cease to accrue on and after the Exchange Date. In the case of any Exchange Event other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, no dividend distributions will be payable on the TrUEPrS on the Exchange Date (even if such Exchange Date is a Dividend Payment Date). Instead, non-cumulative dividends will begin to accrue on the NAB Preference Shares from and including the last Interest Payment Date prior to an Exchange Date. Accordingly, the dividends for any quarterly dividend period ending on or after the Exchange Date will be payable as dividends on the NAB Preference Shares and in accordance with the terms of the NAB Preference Shares.

TERM OF THE TRUST

    The Trust will dissolve as soon as practicable after the exchange of the TrUEPrS for ADSs or cash, as the case may be, upon the occurrence of an Exchange Event. See "Investment Objective and Policies-- Trust Dissolution" and "Risk Factors--Limited Term."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
    UNITED STATES
    The Trust will be classified as a grantor trust for United States Federal income tax purposes and the Debt Securities held by the Trust will be treated as equity in NAB. Accordingly, each holder will be treated for United States Federal income tax purposes as owning equity of NAB and will be required to include in income, as dividends, the holder's PRO RATA share of the gross amount of the interest paid on the Debt Securities to the extent of the current and accumulated earnings and profits (as determined for United States Federal income tax purposes) of NAB.

    A holder's exchange of TrUEPrS for ADSs upon the occurrence of an Exchange Event generally will not constitute a taxable event for United States Federal income tax purposes. However, the receipt of cash upon exchange of the TrUEPrS in connection with the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash would constitute a taxable event for United States Federal income tax purposes, and a holder of TrUEPrS generally would be required to recognize gain or loss in respect of TrUEPrS exchanged for cash. See "Taxation--Certain United States Federal Income Tax Considerations."
    AUSTRALIA
    The Trust will not be treated as a resident of Australia for Australian income tax purposes. As it is not in receipt of Australian source income it will not be subject to Australian tax on income earned. Therefore, quarterly distributions by the Trust to non-Australian resident holders of TrUEPrS will not be subject to Australian tax whether by withholding or otherwise.
    There should be no Australian tax consequences to the Trust of the delivery of the ADSs to holders of TrUEPrS upon the occurrence of an Exchange Event. The sale of TrUEPrS or the NAB Preference Shares represented by the ADSs may generate assessable income to certain U.S. holders. The sale of TrUEPrS or ADSs by a U.S. holder may be subject to Australian capital gains tax where a U.S. holder is a non-Australian resident but the U.S. holder and the U.S. holder's associates together beneficially hold or at any time during the five years preceding such sale held shares or interest in shares representing 10% or more in value of the issued capital of an Australian listed company, such as NAB.
    Subject to certain conditions, the terms of the NAB Preference Shares provide for holders to be grossed-up for Australian withholding tax on payments made on the NAB Preference Shares being dividends or amounts deemed to be dividends for Australian tax purposes. See "Taxation--Certain Australian Tax Considerations."

MANAGEMENT ARRANGEMENTS

    The Trust will be internally managed and will not have an investment adviser. Prior to the Exchange Date, the Trust's portfolio will consist only of
(a) US$400,100,000 aggregate principal amount of Debt Securities (US$460,000,000 principal amount of Debt Securities if the Underwriters' over-allotment option is exercised in full), and any distributions thereon and (b) the ADSs Purchase Contract. The Trust's portfolio will not be actively managed. The activities of the Trust will be limited so as to ensure that the Trust will qualify as a grantor trust for United States Federal income tax purposes. The administration of the Trust will be overseen by the trustees (the "Trustees") thereof. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor), as the Administrator. The Bank of New York (or its successor) will also act as custodian (the "Custodian") for the Trust's assets and as paying agent, transfer agent and registrar (the "Paying Agent") with respect to the TrUEPrS. Except as aforesaid, and except for The Bank of New York's role as Collateral Agent and securities intermediary under the Security and Pledge Agreements, as paying and transfer agent for the Debt Securities and the NAB Preference Shares and as depositary for the ADRs, The Bank of New York will have no other affiliation with, and will not be engaged in any other transaction with, the Trust. For their services, the fees of the Administrator, the Custodian, the Trustees and the Paying Agent will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. See "Management Arrangements."

RISK FACTORS

    The Trust has adopted a fundamental policy (a) to invest 100% of its portfolio in the Debt Securities, and the distributions thereon, and not to dispose of the Debt Securities during the term of the Trust other than in connection with a mandatory redemption thereof as a result of an Exchange Event, and (b) to enter into the ADSs Purchase Contract and not to dispose of the ADSs Purchase Contract during the term of the Trust. The Trust will not be managed like a typical closed-end investment company.

    The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust prior to the Exchange Date will be the Debt Securities, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

    The TrUEPrS have no trading history and it is not possible to predict how they will trade in the secondary market. The Underwriters currently intend, but are not obligated, to make a market in the TrUEPrS. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders of the TrUEPrS with liquidity of investment or that it will continue for the life of the TrUEPrS.

    The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering.

    Except as described below, holders of the TrUEPrS will not be entitled to any rights with respect to the NAB Preference Shares (including, without limitation, rights to receive any dividends or other distributions in respect thereof) until such time, if any, as the Trust shall have delivered ADSs representing the NAB Preference Shares in exchange for TrUEPrS upon the occurrence of an Exchange Event (other than the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash). Pursuant to the ADRs Security and Pledge Agreement and the ADR deposit agreement, each TrUEPrS will entitle the holder thereof to direct the exercise of the voting rights attaching to one ADS and the two NAB Preference Shares represented thereby. The holders of NAB Preference Shares will be entitled to vote together with the holders of ordinary shares of NAB (to the extent such holders are entitled to vote) on the basis of one vote per NAB Preference Share on any poll (a) in all cases with respect to certain matters specified herein and (b) during a Special Voting Period (as defined herein), with respect to all matters on which the holders of the ordinary shares of NAB are entitled to vote. A "Special Voting Period" is the period from and including (i) any Dividend Payment Date on which NAB fails to pay in full the dividends accrued in respect of the quarterly dividend period then ended or (ii) the fourth Business Day after the Exchange Date occurring as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities unless, prior to such date, NAB has paid in full an optional dividend on the NAB Preference Shares in an aggregate amount equal to the amount of interest not so received (an "Optional Dividend"), in each case to but excluding the first Dividend Payment Date thereafter as of which NAB has paid in full four consecutive quarterly dividends on the NAB Preference Shares. In addition, the holders of the NAB Preference Shares will have the right to vote separately as a class in certain circumstances involving a variation of the rights of holders of the NAB Preference Shares. Pursuant to the ADRs Security and Pledge Agreement, so long as the ADRs are owned by the Jersey Subsidiary, the Jersey Subsidiary will, or will cause the Collateral Agent to, direct the ADR depositary to vote the NAB Preference Shares represented by the ADSs as directed by the holders of TrUEPrS. See "Risk Factors."

LISTING


    The TrUEPrS have been approved for listing on the New York Stock Exchange (the "NYSE") under the trading symbol "NAR Pr", subject to official notice of issuance. Trading of the TrUEPrS on the NYSE is expected to commence within a 30-day period after the initial delivery of the TrUEPrS. See "Underwriting."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price)...................         0%(a)
  Automatic Dividend Reinvestment Plan Fees................................  Not Applicable

ANNUAL EXPENSES (as a percentage of net assets)
  Management Fees(b).......................................................           0%
  Other Expenses(c)........................................................           0%
                                                                             --------------------
  TOTAL ANNUAL EXPENSES(C).................................................           0%
                                                                             --------------------
                                                                             --------------------

                                                                              1 year     3 years
                                                                             ---------  ---------

Example
---------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment,         $0         $0
  including the maximum sales load of $0 and assuming (1) no annual expenses and (2) a 5% annual return throughout the periods...............

------------------------


(a) There is no sales load because, in view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in the NAB Preference Shares, NAB has agreed to pay a portion of the Underwriters' Compensation. The Trust will pay the remainder of such compensation (approximately $4,000,000, or $4,599,000 if the Underwriters' over-allotment option is exercised in full) out of the facility fee to be paid on the Issue Date to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities. See the cover page of this Prospectus and "Underwriting."


(b) See "Management Arrangements." The Trust will be internally managed; consequently there will be no separate investment advisory fee paid by the Trust. The Bank of New York will act as the Administrator of the Trust.

(c) The organization costs of the Trust in the amount of $32,000 and the costs associated with the initial registration and the Offerings, estimated to be approximately $600,000, will be paid by the Trust out of the facility fee to be paid on the Issue Date to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities. The ongoing administrative and other expenses of the Trust will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. Subject to the satisfaction of certain conditions, operating expenses of the Trust not paid by the Jersey Holding Company under the Trust Expense Agreement will be paid by the NAB Affiliate if covered by the terms of an expense and indemnity agreement among the Trust, the U.K. Company, the Jersey Holding Company, the Jersey Subsidiary and the Jersey Charitable Trust. See "Management Arrangements--Estimated Expenses." Absent such arrangements, the Trust's "Other Expenses" and "Total Annual Expenses" are estimated initially to be $310,000 in the aggregate or 0.078% of the Trust's net assets.

    The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a holder of TrUEPrS will bear directly or indirectly. The Example set forth above utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                               STRUCTURAL DIAGRAM

                    [DIAGRAM ILLUSTRATING PARTIES, OWNERSHIP
                     AND PAYMENT AND INVESTMENT DIRECTION]

                                   THE TRUST

    NAB Exchangeable Preferred Trust (the "Trust") is a newly-created Delaware business trust and will be registered as a closed-end management investment company under the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust was formed on July 28, 1998 pursuant to a Certificate of Trust as filed with the Secretary of State of the State of Delaware on July 29, 1998 and as restated and filed on September 10, 1998 and a Trust Agreement dated as of such date, which was amended and restated (as amended and restated, the "Declaration of Trust"). The term of the Trust will expire as soon as possible after the exchange of the Trust Units Exchangeable for Preference Shares-SM- ("TrUEPrS") for ADSs or cash, as the case may be, upon the occurrence of an Exchange Event. The Trust will be treated as a grantor trust for United States Federal income tax purposes. The Trust's principal office is located at 850 Library Avenue, Suite 204, Newark, Delaware 19715, and its telephone number is (302) 738-6680.


                  USE OF PROCEEDS AND COLLATERAL ARRANGEMENTS


    The proceeds of the Offering (without giving effect to the expenses of the Offering payable by the Trust) and the 4,000 TrUEPrS (the "Initial TrUEPrS") issued by the Trust to ML IBK Positions, Inc., will be US$400,100,000 (or US$460,000,000 if the Underwriters' over-allotment option is exercised in full). On the Issue Date (as defined herein), the proceeds of the Offering and the proceeds from the sale of the Initial TrUEPrS will be used to purchase US$400,100,000 aggregate principal amount (or US$460,000,000 aggregate principal amount if the Underwriters' over-allotment option is exercised in full) of 8% Mandatorily Redeemable Debt Securities due December 31, 2047 (the "Debt Securities") from Cuzzano (UK) Company, a special purpose unlimited company incorporated under the laws of England and Wales and domiciled in the United Kingdom (the "U.K. Company"). The Trust, as the holder of the Debt Securities, will be entitled to receive interest thereon at the rate per annum of 8%, payable quarterly in arrears on each Dividend Payment Date (each, an "Interest Payment Date"). The Debt Securities will be listed on the Luxembourg Stock Exchange and, unless redeemed on an earlier Exchange Date (as defined herein), will be redeemed on December 31, 2047. The Debt Securities will be issued only in bearer form and will be denominated and pay interest in U.S. dollars. See "Investment Objective and Policies--Trust Assets."


    The following transactions will take place on the Issue Date. Reference is made to page 12 for a diagram of the transactions.


    The U.K. Company will use the proceeds from the sale of the Debt Securities to purchase at a price equal to their liquidation preference fully paid, non-dividend paying preference shares, liquidation preference US$25 per share (the "Jersey Preference Shares"), issued by Cuzzano (Investments) Limited, a company incorporated with limited liability under the laws of, and domiciled in, Jersey, the Channel Islands (the "Jersey Subsidiary"). The Jersey Subsidiary will use the proceeds from the sale of the Jersey Preference Shares to make a payment to National Australia Bank Limited (A.C.N. 004 044 937) ("NAB") in consideration for the issuance by NAB to the ADR depositary of fully-paid preference shares, liquidation preference US$12.50 per share (the "NAB Preference Shares"), of NAB and the issuance by the ADR depositary to the Jersey Subsidiary of American Depositary Shares ("ADSs"), each representing two NAB Preference Shares at a price per NAB Preference Share of US$12.50 (their liquidation preference) or US$25 per ADS. No dividends will accrue or be paid on the NAB Preference Shares represented by the ADSs unless an Exchange Event (other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash) occurs. On and after such an Exchange Date, non-cumulative dividends will be payable, if and when declared by the board of directors of NAB out of profits legally available therefor, in U.S. dollars in an amount equal to US$1.00 per NAB Preference Share per annum, payable quarterly in arrears in an amount equal to US$.25 per NAB Preference Share on each Dividend Payment Date (as defined herein) to holders of record as of the immediately preceding Record Date (as defined herein).

    On the Issue Date, NAB will use the proceeds from the issue of the NAB Preference Shares to make a capital contribution to a business trust established under the laws of the State of Delaware (the "Distribution Trust"). The Distribution Trust will use NAB's capital contribution to make a loan (the "Distribution Loan") to a Delaware limited liability company that is a wholly-owned subsidiary of NAB (the "USLLC"). The USLLC will use the proceeds of the Distribution Loan to make one or more loans (each, a "NAB Loan") to NAB and/or one or more subsidiaries or branches of NAB (each, a "NAB Borrower").


    The American Depositary Receipts ("ADRs") evidencing the ADSs will be deposited with The Bank of New York, as the collateral agent (the "Collateral Agent"), pursuant to a security and pledge agreement (the "ADRs Security and Pledge Agreement") to be entered into among the Trust, the U.K. Company, the Jersey Subsidiary and the Collateral Agent and governed by New York law. Pursuant to the terms of the ADRs Security and Pledge Agreement, (i) the Jersey Subsidiary will irrevocably and unconditionally deposit the ADRs evidencing the ADSs with the Collateral Agent, (ii) the Jersey Subsidiary will irrevocably and unconditionally pledge its interest in the ADRs evidencing the ADSs (A) to the holder of the Jersey Preference Shares (initially the U.K. Company) to secure its redemption obligations under the Jersey Preference Shares and (B) to the Trust to secure its obligation to deliver ADSs under the ADSs Purchase Contract,
(iii) the U.K. Company, with the consent of the Jersey Subsidiary, will irrevocably and unconditionally assign and hypothecate to the Trust its interest in such pledge to secure its redemption obligations under the Debt Securities and (iv) the Jersey Subsidiary and the U.K. Company will irrevocably and unconditionally direct the Collateral Agent, upon the occurrence of an Exchange Event (other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash), to transfer the ADRs to the Trust. Pursuant to a separate security and pledge agreement (the "Jersey Preference Shares Security and Pledge Agreement" and, together with the ADRs Security and Pledge Agreement, the "Security and Pledge Agreements") to be entered into among the Trust, the U.K. Company and the Collateral Agent and governed by Jersey, Channel Islands law, the U.K. Company will irrevocably and unconditionally deposit the Jersey Preference Shares with the Collateral Agent and pledge the Jersey Preference Shares to secure its redemption obligations to the Trust under the Debt Securities. Prior to the occurrence of an Exchange Event, ownership of the Jersey Preference Shares and the ADRs will remain with the U.K. Company and the Jersey Subsidiary, respectively, although pursuant to the ADRs Security and Pledge Agreement, the Jersey Subsidiary will agree to, or will cause the Collateral Agent to, direct the ADR depositary to vote the NAB Preference Shares represented by the ADSs as directed by the holders of the TrUEPrS. Each TrUEPrS will entitle the holder to direct the exercise of the voting rights attaching to one ADS and the two NAB Preference Shares represented thereby.

    The Trust will also enter into the ADSs Purchase Contract between it and the Jersey Holding Company (the "ADSs Purchase Contract"), pursuant to which the Jersey Subsidiary will deliver the ADSs to the Trust for distribution to the holders of TrUEPrS after the occurrence of an Exchange Event (other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash) and the redemption of the Debt Securities and the Jersey Preference Shares.
    The Debt Securities, the Jersey Preference Shares (if applicable), the ADSs Purchase Contract, and, if applicable, the ADSs to be purchased pursuant to the terms of the ADSs Purchase Contract will be held by the Custodian for the Trust.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL


    The Trust will invest the proceeds of the Offerings in the Debt Securities issued by the U.K. Company. The Trust's investment objective is to distribute to the holders of TrUEPrS (a) prior to an Exchange Event, the interest the Trust receives on the Debt Securities from time to time, PRO RATA based on the number of TrUEPrS outstanding and (b) upon the occurrence of an Exchange Event, (i) if the Exchange Event is anything other than a (x) redemption, (y) mandatory repurchase (such repurchase referred to as a "Buy-Back") or (z) reduction of a portion of the capital of each NAB Preference Share immediately followed by redemption by NAB of the remaining capital thereof on the next Business Day (as defined herein) following the date of such reduction of capital (such reduction of capital and subsequent redemption are collectively referred to herein as "Capital Reduction"), in each case, of the NAB Preference Shares for cash, ADRs evidencing, for each TrUEPrS, one ADS representing two NAB Preference Shares, and (ii) if the Exchange Event is a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, US$25 per TrUEPrS plus an amount equal to the accrued but unpaid interest on each US$25 principal amount of the Debt Securities from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding such Exchange Date. Upon the occurrence of an Exchange Event, the NAB Preference Shares will accrue non-cumulative dividends at the rate of US$1.00 per share per annum, payable quarterly in arrears in an amount equal to US$.25 per share on each Dividend Payment Date to holders of record as of the immediately preceding Record Date. Upon the occurrence of an Exchange Event, the Administrator will notify The Depository Trust Company (the "Depository") and publish a notice in THE WALL STREET JOURNAL or another daily newspaper of national circulation stating whether ADSs or cash will be delivered in exchange for the TrUEPrS.


    The Trust has adopted a fundamental policy as required by the Declaration of Trust (a) to invest 100% of its portfolio in the Debt Securities, and any distributions thereon, and not to dispose of the Debt Securities during the term of the Trust except upon the occurrence of an Exchange Event and (b) to enter into the ADSs Purchase Contract and not to dispose of the ADSs Purchase Contract during the term of the Trust. The foregoing fundamental policy of the Trust may not be changed without the vote of 100% of the holders of the TrUEPrS.

TRUST ASSETS

    Prior to an Exchange Date, the Trust's assets will consist of (a) US$400,100,000 aggregate principal amount of Debt Securities (US$460,000,000 aggregate principal amount of Debt Securities if the Underwriters' over-allotment option is exercised in full), and any distributions thereon, and
(b) the ADSs Purchase Contract.

    As described above under "--General," upon the occurrence of an Exchange Event, each TrUEPrS will be exchanged for either (i) one ADS or (ii) US$25 in cash plus the accrued dividend distribution thereon for the current quarterly dividend period. The procedure by which the Trust will obtain the ADSs or cash to be distributed to the holders of TrUEPrS will vary depending upon the nature of the Exchange Event and, in the case of an Exchange Event resulting from a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the value, for purposes of calculating United Kingdom tax on capital gains, of one U.S. dollar or the equivalent thereof in any successor legal currency of the United States in terms of British pounds or the equivalent thereof in any successor legal currency of the United Kingdom (the "Dollar Value") on the Exchange Date (expressed as L/US$).

    In the case of any Exchange Event other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the Trust will obtain the ADSs to be distributed to holders of TrUEPrS as a result of the following sequence of events: (i) the U.K. Company will redeem the Debt Securities for cash at their aggregate principal amount, (ii) under the terms of the Debt Securities, the cash proceeds from the redemption referred to in clause (i) above will automatically be applied to effect the purchase by the Trust of the Jersey Preference Shares from the U.K. Company, (iii) the Jersey Subsidiary will redeem the Jersey Preference Shares for cash at their aggregate liquidation preference, and (iv) under the terms of the ADSs Purchase Contract, the cash redemption proceeds of the Jersey Preference Shares will be used by the Trust to purchase the ADSs from the Jersey Subsidiary.

    In the case of an Exchange Event resulting from the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the Trust will obtain the cash to be distributed to the holders of TrUEPrS as a result of one of the two sequences described below, depending on the Dollar Value on the Exchange Date.

    If the Dollar Value on the Exchange Date is higher than the Dollar Value on any date on which the NAB Preference Shares are originally issued (I.E., if the British pound has depreciated against the U.S. dollar between such dates), then the sequence of events preceding the distribution of cash to holders of TrUEPrS will be as follows: (i) the U.K. Company will redeem the Debt Securities for cash at their aggregate principal amount plus accrued interest from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding the Exchange Date, (ii) under the terms of the Debt Securities, the cash proceeds from the redemption referred to in clause (i) above (excluding the accrued interest portion thereof) will automatically be applied to effect the purchase by the Trust of the Jersey Preference Shares from the U.K. Company,
(iii) there will be a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash in an amount equal to their aggregate liquidation preference and (iv) the Jersey Subsidiary will use the cash proceeds from the redemption, Buy-Back or Capital Reduction referred to in clause (iii) above to redeem the Jersey Preference Shares for cash at their aggregate liquidation preference.


    If the Dollar Value on the Exchange Date is equal to or less than the Dollar Value on every date on which the NAB Preference Shares are originally issued (I.E., the British pound has remained the same or appreciated against the U.S. dollar between such dates), then the sequence of events preceding the distribution of cash to holders of TrUEPrS will be as follows: (i) there will be a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash in an amount equal to their aggregate liquidation preference, (ii) the Jersey Subsidiary will use the cash proceeds from the redemption, Buy-Back or Capital Reduction referred to in clause (i) above to redeem the Jersey Preference Shares for cash at their aggregate liquidation preference, and (iii) the U.K. Company will use the proceeds from the redemption of the Jersey Preference Shares referred to in clause (ii) above and the Income Entitlement it receives on the Exchange Date to redeem the Debt Securities for cash at their aggregate principal amount plus accrued interest from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding such Exchange Date.



    Except as described herein, holders of the TrUEPrS will receive non-cumulative dividend distributions in an amount equal to US$2.00 per TrUEPrS per annum, payable quarterly in arrears in an amount equal to US$.50 per TrUEPrS on March 31, June 30, September 30 and December 31 of each year, commencing December 31, 1998 (each, a "Dividend Payment Date"), to holders of record as of the immediately preceding March 15, June 15, September 15 and December 15 (each, a "Record Date"), respectively. The first distribution in respect of the period from and including September 29, 1998 (the "Issue Date") to but excluding December 31, 1998 will equal US$.5055 per TrUEPrS. See "Dividends and Distributions."


    In the event that any Dividend Payment Date for the TrUEPrS or Interest Payment Date for the Debt Securities is not a Business Day, the dividend or interest payable on such date need not be made on such Dividend Payment Date or Interest Payment Date, as applicable, but instead may be made on the next succeeding Business Day with the same force and effect as if made on such Dividend Payment Date or Interest Payment Date, as the case may be. As used herein, "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in Melbourne, Australia, New York, New York or the city which is the principal place of business of any NAB Borrower outside

Australia from time to time (initially Wellington, New Zealand) are authorized or required by law or executive order to close.

NAB

    THIS PROSPECTUS RELATES ONLY TO THE TrUEPrS OFFERED HEREBY AND DOES NOT RELATE TO NAB, THE ADSs OR THE NAB PREFERENCE SHARES. NAB HAS FILED A REGISTRATION STATEMENT ON FORM F-3 WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") WITH RESPECT TO THE NAB PREFERENCE SHARES AND A REGISTRATION STATEMENT ON FORM F-6 WITH RESPECT TO THE ADSs AND THE NAB PREFERENCE SHARES THAT MAY BE RECEIVED BY A HOLDER OF TrUEPrS UPON THE OCCURRENCE OF AN EXCHANGE EVENT. THE PROSPECTUS OF NAB CONSTITUTING A PART OF SUCH REGISTRATION STATEMENT ON FORM F-6 INCLUDES INFORMATION RELATING TO NAB, THE ADSs AND THE NAB PREFERENCE SHARES. THE PROSPECTUS OF NAB IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF TrUEPrS TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF NAB DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

EXCHANGE EVENT

    The earliest occurrence of any of the following dates or events shall constitute an "Exchange Event" as of the "Exchange Date" applicable to such Exchange Event as specified below:

        (i) December 31, 2047 or the date of any redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, in which case the Exchange Date will be the earlier of such dates;

        (ii) any date selected by NAB in its absolute discretion, in which case the Exchange Date will be such date;

       (iii) the failure of the Trust to receive for any reason on or within three Business Days after an Interest Payment Date the interest then due on the Debt Securities in full without deduction or withholding for any taxes, duties or other charges, in which case the Exchange Date will be the fourth Business Day following such Interest Payment Date;


        (iv) the Total Capital Adequacy Ratio or the Tier 1 Capital Ratio of NAB (either as reported quarterly by NAB to the Australian Prudential Regulation Authority or any authority succeeding to its powers and functions (the "Regulatory Authority"), or as determined at any time by the Regulatory Authority in its absolute discretion) is below 8% or 4%, respectively (or, in each case, such lesser percentage (the "Required Percentage"), as may be prescribed by the Regulatory Authority for NAB at the time), and such ratio is not increased by NAB to at least 8% or 4%, respectively (or such lesser Required Percentage), within 90 days after the date on which NAB makes such quarterly report or receives notice from the Regulatory Authority of such determination by such Regulatory Authority, in which case the Exchange Date will be the Business Day immediately following the expiration of such 90-day period;


        (v) any change in (A) the legal ownership of the securities (other than the Debt Securities) issued by, (B) any provision of the constituent documents of (unless such change has been consented to by the record holders of more than 50% of the TrUEPrS or, in the opinion of competent legal counsel selected by the Trust, such change would not have a material adverse effect on the rights of the holders of the TrUEPrS), or (C) the business purpose (or, solely with respect to the Jersey Charitable Trust, the powers of the trustees thereof) (as specified in the constituent documents) of, any of the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust or the Jersey Subsidiary, in which case the Exchange Date will be the date on which any such change occurs;

        (vi) any change in the business purpose of the Distribution Trust (as specified in the constituent documents), in which case the Exchange Date will be the date on which any such change occurs;


       (vii) the common securities of the Distribution Trust cease to be wholly-owned, directly or indirectly, by NAB or a direct or indirect wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which the common securities of the Distribution Trust ceases to be so wholly-owned;



      (viii) the USLLC ceases to be a direct or indirect wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which the USLLC ceases to be so wholly-owned;


        (ix) any NAB Borrower ceases to be NAB or a direct or indirect wholly-owned subsidiary or branch of NAB, in which case the Exchange Date will be the date on which such NAB Borrower ceases to be NAB or a direct or indirect wholly-owned subsidiary or branch of NAB;

        (x) (A) a proceeding is commenced by NAB, the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust, the Jersey Subsidiary, the USLLC, the Distribution Trust or any NAB Borrower (each, a "Relevant Entity") or a person that controls the Relevant Entity for an order that such Relevant Entity be dissolved, wound up or liquidated or for the appointment of a provisional liquidator, liquidator, administrator, controller or similar official in respect of such Relevant Entity or all or substantially all of its property, in which case the Exchange Date will be the date on which the proceeding is filed; (B) a proceeding is commenced by any other person for an order that a Relevant Entity be wound up or for the appointment of a provisional liquidator, liquidator, administrator, controller or similar official in respect of a Relevant Entity or all or substantially all of its property (unless such proceeding is discontinued or dismissed within 21 days of its having been filed), in which case the Exchange Date will be the Business Day immediately following the expiration of such 21-day period; (C) a provisional liquidator, liquidator, administrator, controller or similar official is appointed by a court or otherwise in respect of any Relevant Entity or all or substantially all of its property (unless such appointment is revoked or set aside within 21 days of such appointment), in which case the Exchange Date will be the Business Day immediately following the expiration of such 21-day period; or (D) the Trust dissolves in accordance with the terms of the Declaration of Trust or for any other reason, in which case the Exchange Date will be the Business Day immediately preceding the effective date of such dissolution; and

        (xi) the Collateral Agent fails, at any time, to have a valid first, perfected and enforceable security interest in, and lien on, the Jersey Preference Shares and the ADRs evidencing the ADSs representing the NAB Preference Shares, and, in each case, any redemption proceeds from any of the foregoing, and such failure is not remedied on or before ten Business Days after written notice of such failure is given to the U.K. Company or the Jersey Subsidiary, as the case may be, by the Collateral Agent as contemplated by the Security and Pledge Agreements, in which case the Exchange Date will be the Business Day immediately following the expiration of such ten-Business Day period.


Notwithstanding the foregoing, (i) the USLLC or the NAB Borrower may, with the consent of the Distribution Trust or the USLLC, respectively, assign all or any portion of the Distribution Loan or its NAB Loan, respectively, and (ii) the Distribution Trust or the USLLC may replace all or any portion of the Distribution Loan or any NAB Loan, respectively, with another loan, in each case under (i) and (ii), to NAB or to one or more directly or indirectly wholly-owned subsidiaries or branches of NAB, in which case NAB or such other subsidiary or branch will take the place of the USLLC or such NAB Borrower, as applicable, and such loan will be deemed to be the Distribution Loan or such NAB Loan, as applicable, and each such action will not constitute an Exchange Event.


    Total Capital Adequacy Ratio means the total capital adequacy prescribed by the applicable Regulatory Authority in its capital adequacy guidelines for Australian banks, as modified from time to time. Tier 1 Capital Ratio means the ratio of Tier 1 capital to risk weighted assets (on a consolidated group basis) prescribed by the applicable Regulatory Authority in its capital adequacy guidelines for Australian banks, as modified from time to time. Tier 1 capital means capital which is regarded as "tier 1 capital" for the purposes of the capital adequacy guidelines of the applicable Regulatory Authority.

    The redemption, Buy-Back or Capital Reduction component of the Exchange Event in clause (i) above is a result of the terms of the NAB Preference Shares which provide that, with the prior written consent of the applicable Regulatory Authority (if required under the law or guidelines then applicable), NAB may, in its absolute discretion, redeem, Buy-Back or reduce the capital of the NAB Preference Shares for cash, in each case, (a) prior to the fifth anniversary of the Issue Date, in whole, but only upon the occurrence of certain tax, regulatory and securities registration events and (b) at any time on or after the fifth anniversary of the Issue Date, in whole or, after an Exchange Date (in the case of redemption only), in whole or in part.

    If the Exchange Event is anything other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, then the Trust will distribute to holders of TrUEPrS one ADS per TrUEPrS. If a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash occurs, then the Trust will distribute to holders of TrUEPrS cash in the amount of US$25 per TrUEPrS, plus the accrued dividend distributions thereon for the current quarterly dividend period. After the occurrence of any such Exchange Event, the Collateral Agent will deliver the ADRs or the cash, as the case may be, to the Administrator and the Administrator, on behalf of the Trust, will (i) in the case of a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, distribute the proceeds to the holders of TrUEPrS at the rate of US$25 per TrUEPrS then outstanding together with an amount equal to the accrued but unpaid interest on each US$25 principal amount of Debt Securities from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding the Exchange Date, or (ii) in all other cases, distribute the ADSs to the holders of TrUEPrS at the rate of one ADS per TrUEPrS then outstanding. The distribution described in the preceding sentence will be made to holders of record as of the close of business on the Exchange Date. The holders of the TrUEPrS will thereafter have no further claims against the Trust and the Administrator will wind up the Trust.

    Dividend distributions on the TrUEPrS will cease to accrue on and after the Exchange Date. In the case of any Exchange Event other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, no dividend distributions will be payable on the TrUEPrS on the Exchange Date (even if such Exchange Date is a Dividend Payment Date). Instead, non-cumulative dividends will begin to accrue on the NAB Preference Shares from and including the last Interest Payment Date in respect of which interest on the Debt Securities has been paid or provided for in full. Accordingly, the dividends for any quarterly dividend period ending on or after the Exchange Date will be payable as dividends on the NAB Preference Shares and in accordance with the terms of the NAB Preference Shares.

INTERVENING VEHICLES

    THE U.K. COMPANY. The U.K. Company is a special purpose unlimited company incorporated under the laws of England and Wales, and domiciled in the United Kingdom. The U.K. Company is wholly-owned by a special purpose company incorporated with limited liability under the laws of, and domiciled in, Jersey, the Channel Islands (the "Jersey Holding Company"), which holds all of the U.K. Company's ordinary shares. These ordinary shares will be the only capital stock of the U.K. Company. The ordinary shares of the Jersey Holding Company will be the only capital stock of the Jersey Holding Company and are held by a charitable trust established under the laws of, and domiciled in, Jersey, the Channel Islands (the "Jersey Charitable Trust").

    The U.K. Company was established for the purpose of, among other things, issuing the Debt Securities to the Trust and investing the proceeds thereof in the Jersey Preference Shares. The U.K. Company will elect to be treated as a partnership for United States Federal income tax purposes under U.S. Treasury Regulations Sections 301.7701-1 through -3.

    The U.K. Company will have at least two directors and an independent auditor. The Memorandum and Articles of Association of the U.K. Company will prohibit it from taking any action that would have a material adverse effect on the rights of the holders of the TrUEPrS. There will be no annual shareholder meetings. There will be not less than one directors' meeting each year at which the director(s) will nominate directors, if necessary, and approve the annual accounts. The U.K. Company will also appoint a paying agent located in The City of New York to receive Income Entitlements from the Distribution Trust, to make payments on the Debt Securities to the Trust and to meet the ongoing costs and expenses of various entities as described below.
    THE JERSEY SUBSIDIARY. The Jersey Subsidiary is a special purpose company incorporated with limited liability under the laws of, and domiciled in, Jersey, Channel Islands. The Jersey Holding Company and the U.K. Company will own 51% and 49%, respectively, of the ordinary shares of the Jersey Subsidiary, unless an Exchange Event occurs (other than an Exchange Event as a result of a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash when the Dollar Value on the Exchange Date is equal to or less than the Dollar Value on any date on which NAB Preference Shares are originally issued), in which case, the U.K. Company will sell all the ordinary shares it owns in the Jersey Subsidiary to the Jersey Holding Company immediately prior to the redemption of the Jersey Preference Shares. The Jersey Subsidiary was established for the purpose of, among other things, issuing the Jersey Preference Shares to the U.K. Company and investing the proceeds thereof in the ADSs. The Jersey Subsidiary will elect to be treated as a partnership for United States Federal income tax purposes under U.S. Treasury Regulations Sections 301.7701-1 through -3.

    The Jersey Subsidiary will be managed by a Board of Directors and have an independent auditor. The Memorandum and the Articles of Association of the Jersey Subsidiary will prohibit the Board of Directors from taking any action that would have a material adverse effect on the rights of the holders of the TrUEPrS. There will be no annual shareholder meetings. There will be one directors' meeting each year at which the director(s) will nominate directors, if necessary, and approve the annual accounts.

    THE DISTRIBUTION TRUST. The Distribution Trust is a business trust established under the laws of the State of Delaware. The Distribution Trust will operate in accordance with the distribution trust agreement that establishes its terms; the U.K. Company will have no right to cause any variation of such terms. The Distribution Trust will elect to be disregarded as an entity that is separate from its owner (I.E., the holder of the common securities of the Distribution Trust) for United States Federal income tax purposes under U.S. Treasury Regulations Sections 301.7701-1 through -3.

    The administration of the Distribution Trust will be overseen by the trustees thereof.


    On the Issue Date, NAB will use the proceeds from the issuance of the NAB Preference Shares to make a capital contribution of US$400,100,000 (or US$460,000,000 if the Underwriters exercise their over-allotment options in full) to the Distribution Trust and the Distribution Trust will use the capital contribution to make the Distribution Loan to the USLLC. The Distribution Loan will mature five years after the maturity date of the Debt Securities on December 31, 2052. The Distribution Loan will be the only asset, and interest thereon will be the only source of revenue, of the Distribution Trust. Interest on the Distribution Loan will accrue from the date on which such loan is made and be due and payable on each Interest Payment Date at the rate of 8.25% per annum. The interest paid on the Distribution Loan will be used by the Distribution Trust to pay the Income Entitlements to the U.K. Company. The interest rate represents the sum of 8% (the interest rate on the Debt Securities, which equals the dividend rate on the TrUEPrS) and a spread of 0.25%. The spread is designed to enable the U.K. Company to pay (a) its ongoing costs and expenses and those of the Jersey Subsidiary, (b) dividends to the Jersey Holding Company in an amount sufficient to enable it to pay its expenses and those of the Jersey Charitable Trust, the Collateral Agent and (pursuant to the Trust Expense Agreement (as defined herein)) the Trust and (c) the indemnity fee payable to National Australia Group Europe Limited, an affiliate of NAB (the "NAB Affiliate").

    On and after an Exchange Date, the U.K. Company will cease to be the income beneficiary of the Distribution Trust; PROVIDED, HOWEVER, if the Exchange Event is the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the U.K. Company will be entitled to receive an Income Entitlement equal to the accrued but unpaid interest on the Debt Securities for the period from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding the Exchange Date. In the event an Income Entitlement is not paid to the U.K. Company for any reason, an Exchange Event will occur because the U.K. Company will have insufficient funds to pay interest due on the Debt Securities.


    THE USLLC. The USLLC will initially be a Delaware limited liability company that is a wholly-owned subsidiary of NAB. The USLLC will elect to be disregarded as an entity that is separate from its owner (I.E., NAB) for United States Federal income tax purposes under U.S. Treasury Regulations Sections 301.7701-1 through -3. The USLLC will be managed by a Board of Directors pursuant to a limited liability company agreement. NAB will have the right to appoint, remove or replace any director and to increase or decrease the number of directors provided that the number of directors shall be at least two. After the Issue Date, the USLLC may be NAB or another wholly-owned subsidiary or branch of NAB (each such entity, the "USLLC").


    Upon receiving the proceeds of the Distribution Loan, the USLLC will make a NAB Loan to each NAB Borrower. The NAB Loans will be the only assets, and interest thereon will be the only source of revenue, of the USLLC. Each NAB Loan will be perpetual or mature five years after the maturity date of the Debt Securities on December 31, 2052. Interest on each NAB Loan will accrue from date on which such loan is made and be due and payable on each Interest Payment Date at a per annum rate sufficient to enable the USLLC to pay any interest due on the Distribution Loan on such date, grossed up to provide for any deduction or withholding for any taxes, duties or other charges.

    Under the terms of the Distribution Trust, other than in connection with a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, no Income Entitlement shall be paid or payable to the U.K. Company on any Interest Payment Date if (i) an Exchange Event has occurred prior to such Interest Payment Date, (ii) the amount of Income Entitlement payable on such date, together with the aggregate amount of dividends paid on or before such date during the then current fiscal year of NAB on any preference shares or ordinary shares of NAB, would exceed NAB's earnings during the prior fiscal year or (iii) such payment would be prohibited or limited by applicable law, regulation or order or by any instrument or agreement to which NAB is subject (collectively, the "Payment Prohibitions"). In the event a Payment Prohibition exists or will exist on any Interest Payment Date, NAB will notify the Administrator no later than the third Business Day prior to such date.

    On each Interest Payment Date, (i) the NAB Borrower will make an interest payment on the related NAB Loan to the USLLC; (ii) the USLLC will use such payment to make an interest payment on the Distribution Loan to the Distribution Trust; (iii) if no Payment Prohibition exists, the Distribution Trust will distribute such payment as an Income Entitlement to the U.K. Company; and (iv) the U.K. Company will use the entire proceeds of such Income Entitlement to pay
(a) interest on the Debt Securities to the Trust, (b) ongoing costs and expenses of the U.K. Company and the Jersey Subsidiary, (c) quarterly dividend payments on the U.K. Company's voting shares to the Jersey Holding Company which will be used to pay ongoing expenses of the Jersey Holding Company, the Jersey Charitable Trust, the Collateral Agent and (pursuant to an expense agreement between the Jersey Holding Company and the Trust (the "Trust Expense Agreement")) the Trust and (d) an indemnity fee to the NAB Affiliate. On such Interest Payment Date (which will also be a Dividend Payment Date), The Bank of New York, as Administrator, will use all the interest received by the Trust on the Debt Securities to pay dividends on the TrUEPrS.

TRUST DISSOLUTION

    The Trust will dissolve as soon as possible after the exchange of the TrUEPrS for ADSs or cash, as the case may be, upon the occurrence of an Exchange Event.

                            INVESTMENT RESTRICTIONS

    The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than (a) the Debt Securities, (b) the Jersey Preference Shares, if applicable, and (c) if applicable, the ADSs to be purchased pursuant to the ADSs Purchase Contract; issue any securities or instruments except for the TrUEPrS; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has adopted a fundamental policy (a) to invest 100% of its portfolio in Debt Securities and any distributions thereon, and not to dispose of the Debt Securities during the term of the Trust, other than in connection with a mandatory redemption thereof as a result of an Exchange Event, and (b) to enter into the ADSs Purchase Contract and not to dispose of the ADSs Purchase Contract during the term of the Trust.

    Because of the foregoing limitations, the Trust's investments will be concentrated initially in the financial services industry, which is the industry in which NAB currently operates. However, to the extent that in the future NAB diversifies its operations into one or more other industries, the Trust's investments will be less concentrated in the financial services industry.

                                  RISK FACTORS

NO ACTIVE PORTFOLIO MANAGEMENT

    It is a fundamental policy of the Trust (a) to invest 100% of its portfolio in the Debt Securities and any distributions thereon, and not to dispose of the Debt Securities during the term of the Trust, other than in connection with a mandatory redemption thereof as a result of an Exchange Event and (b) to enter into the ADSs Purchase Contract and not to dispose of the ADSs Purchase Contract during the term of the Trust. The Trust will not be managed like a typical closed-end investment company.

ABSENCE OF TRADING HISTORY; MARKETABILITY; POSSIBILITY OF THE TRUEPRS TRADING AT
  A DISCOUNT FROM NET ASSET VALUE

    The TrUEPrS have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the TrUEPrS may vary considerably prior to an Exchange Event due to, among other things, complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which NAB's shares are traded and the market segment of which NAB is a part and fluctuations in interest rates and rates of exchange between the Australian dollar and the U.S. dollar and other factors that are difficult to predict and beyond the Trust's control. Reference is made to the accompanying prospectus of NAB.


    The TrUEPrS are a new issue of securities and, accordingly, have no established trading market. The Underwriters currently intend, but are not obligated, to make a market in the TrUEPrS. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders of the TrUEPrS with liquidity of investment or that it will continue for the life of the TrUEPrS. The TrUEPrS have been approved for listing on the NYSE under the trading symbol "NAR Pr", subject to official notice of issuance. Trading of the TrUEPrS on the NYSE is expected to commence within a 30-day period after the initial delivery of the TrUEPrS. See "Underwriting." There can be no assurance that such application will be accepted or that, if accepted, the TrUEPrS will not later be delisted or that trading in the TrUEPrS on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the TrUEPrS on another national securities exchange or for quotation on another trading market. If the TrUEPrS are not listed or traded on any securities exchange or trading market, or if trading of the TrUEPrS is suspended, pricing information for the TrUEPrS may be more difficult to obtain, and the price and liquidity of the TrUEPrS may be adversely affected.


    The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the TrUEPrS will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. TrUEPrS are not subject to redemption.

LIMITED TERM

    The term of the Trust will expire as soon as possible after the exchange of the TrUEPrS for ADSs or cash, as the case may be, upon the occurrence of an Exchange Event.

NON-DIVERSIFIED PORTFOLIO

    Prior to the Exchange Date, the Trust's assets will consist entirely of (a) the Debt Securities and distributions thereon and (b) the ADSs Purchase Contract. As a result, investments in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

LIMITED STOCKHOLDER RIGHTS

    Except as described below, holders of the TrUEPrS will not be entitled to any rights with respect to the ADSs or the NAB Preference Shares (including, without limitation, rights to receive any dividends or other distributions in respect thereof) until such time, if any, as the Trust shall have delivered the ADSs in exchange for TrUEPrS upon the occurrence of an Exchange Event (unless the Exchange Event is the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash). In addition, the Trust as the holder of the Debt Securities, has no voting rights in relation to the U.K. Company.

    Each TrUEPrS will entitle the holder thereof to direct the exercise of the voting rights attaching to one ADS and the two NAB Preference Shares represented thereby. The holders of the NAB Preference Shares will be entitled to vote together with the holders of ordinary shares of NAB (to the extent such holders are entitled to vote), on the basis of one vote per NAB Preference Share on any poll, (a) in all cases, with respect to certain matters specified herein and (b) during a Special Voting Period (as defined herein), with respect to all matters on which the holders of the ordinary shares of NAB are entitled to vote. A "Special Voting Period" is the period from and including (i) any Dividend Payment Date on which NAB fails to pay in full the dividends accrued in respect of the quarterly dividend period then ended or (ii) the fourth Business Day after the Exchange Date occurring as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities unless, prior to such date, NAB has paid in full an optional dividend on the NAB Preference Shares in an aggregate amount equal to the amount of interest not so received (an "Optional Dividend"), in each case to but excluding the first Dividend Payment Date thereafter as of which NAB has paid in full four consecutive quarterly dividends on the NAB Preference Shares. In addition, the holders of the NAB Preference Shares will have the right to vote separately as a class in certain circumstances involving a variation of the rights of holders of the NAB Preference Shares. Pursuant to the ADRs Security and Pledge Agreement, as long as the ADRs are owned by the Jersey Subsidiary, the Jersey Subsidiary will, or will cause the Collateral Agent to, direct the ADR depositary to vote the ADSs and the NAB Preference Shares represented thereby as directed by the holders of the TrUEPrS.

YEAR 2000 NONCOMPLIANCE

    Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Trust could be adversely affected if the computer systems used by the Trust or the Trust's service providers do not properly address this problem prior to January 1, 2000. The Trust has sought assurances from its service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Trust will continue to monitor the situation. At this time, however, no assurance can be given that the Trust's service providers have anticipated every step necessary to avoid any adverse effect on the Trust attributable to the Year 2000 Problem.

                           DESCRIPTION OF THE TRUEPRS

    Each TrUEPrS represents a proportionate share of beneficial interest in the assets of the Trust, and a total of 16,000,000 TrUEPrS will be issued in the Offerings, assuming no exercise of the Underwriters' over-allotment options and excluding 4,000 TrUEPrS issued to ML IBK Positions, Inc. on September 10,

1998 in accordance with the requirements of the Investment Company Act. Upon liquidation of the Trust, holders of TrUEPrS are entitled to share PRO RATA based on the number of TrUEPrS outstanding in the net assets of the Trust available for distribution. Holders of TrUEPrS have no preemptive, redemption or conversion rights. The TrUEPrS, when issued and outstanding, will be fully paid and nonassessable.

VOTING RIGHTS

    Holders are entitled to one vote for each TrUEPrS on all matters to be voted on by holders and are not able to cumulate their votes in the election of Trustees. The Trust intends to hold annual meetings as required by the rules of the NYSE. The holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding TrUEPrS, to remove a Trustee. The Trustees will call a meeting of holders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the TrUEPrS or to vote on other matters upon the written request of the record holders of more than 50% of the TrUEPrS (unless substantially the same matter was voted on during the preceding 12 months).

    Pursuant to the ADRs Security and Pledge Agreement and the ADR deposit agreement, each TrUEPrS will entitle the holder thereof to direct the exercise of the voting rights attaching to one ADS and two NAB Preference Shares represented thereby. The holders of the NAB Preference Shares will be entitled to vote together with the holders of ordinary shares of NAB (and to the extent such holders are entitled to vote), on the basis of one vote per NAB Preference Share on any poll, (a) in all cases with respect to certain matters specified below and (b) during a Special Voting Period, with respect to all matters on which the holders of the ordinary shares of NAB are entitled to vote. The matters referred to in clause (a) of the preceding sentence upon which the holders of NAB Preference Shares will have a right to vote, together with the holders of ordinary shares of NAB, are: any proposal to reduce the share capital of NAB (other than a Capital Reduction of the NAB Preference Shares in accordance with their terms); any resolution to approve the terms of a share buy-back arrangement (other than a Buy-Back); any proposal that affects the rights attached to the NAB Preference Shares; any proposal to wind up NAB; any proposal for the disposal of the whole of the property, business and undertaking of NAB; and any matter during the winding up of NAB. In addition, the holders of ADSs will have the right to vote separately as a class in certain circumstances involving a variation of the rights of holders of the NAB Preference Shares. Pursuant to the ADRs Security and Pledge Agreement, as long as the ADRs are held by the Jersey Subsidiary, the Jersey Subsidiary will, or will cause the Collateral Agent to, direct the ADR depositary to vote the NAB Preference Shares as directed by the holders of the TrUEPrS.

    Merrill Lynch, Pierce, Fenner & Smith Incorporated has applied to the Commission for an exemptive order that would, if issued, among other things, permit other investment companies and companies excepted from the definition of investment company under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act to own more than 3% of the total outstanding TrUEPrS. Under the Declaration of Trust, however, any such company owning TrUEPrS in excess of the limits imposed by Sections 12(d)(1)(A)(i) and 12(d)(1)(C) of the Investment Company Act must vote their TrUEPrS in proportion to the vote of all other holders of TrUEPrS that are not such companies. There is no assurance that the application for an exemptive order will be granted by the Commission.

    Modifications and amendments of the terms of the TrUEPrS, the Debt Securities, the Jersey Preference Shares and the ADSs Purchase Contract may be made with the consent of not less than a majority of the holders of the TrUEPrS; PROVIDED that, no such modification or amendment may, without the consent of 100% of the holders of the TrUEPrS, change the amount or timing of any dividend on the TrUEPrS, the amount or timing of interest payments on the Debt Securities, the liquidation preference of the Jersey Preference Shares, the redemption amount of the Debt Securities and the Jersey Preference Shares, the purchase price for or the number of ADSs deliverable pursuant to the ADSs Purchase Contract or otherwise adversely affect the foregoing terms or cause an Exchange Event to occur. Modifications and amendments may be made without the consent of any holder of the TrUEPrS to cure any ambiguity, defect or inconsistency in the Declaration of Trust or any instrument defining the terms of the TrUEPrS, the Debt

Securities, the Jersey Preference Shares and the ADSs Purchase Contract, PROVIDED that, such action will not adversely affect in any material respect the rights of the holders of the TrUEPrS or cause an Exchange Event to occur.

RESTRICTIONS ON OWNERSHIP AND TRANSFER

    Generally, under the Australian Corporations Law, the concept of voting share does not include certain types of preference shares with limited voting rights. Because holders of the NAB Preference Shares have been conferred a right to vote following a missed non-cumulative dividend, the NAB Preference Shares will be treated as voting shares for relevant purposes. Therefore, a person with an entitlement to NAB Preference Shares, including holders of TrUEPrS, should consider this entitlement with any entitlement to other voting shares in NAB in the context of the regulatory thresholds summarized below and seek appropriate legal advice.

    In summary, under the Australian Corporations Law, a person or group of persons cannot acquire voting shares in a public company if that person or group of persons or another person would then be "entitled" (which is defined very broadly) to more than 20% of the voting shares in NAB unless those shares are acquired in a manner specifically permitted by law. This restriction also limits the options available to a shareholder wanting to sell a shareholding of more than 20% in an Australian public company. The Australian Corporations Law also imposes certain substantial shareholding disclosure obligations on persons who are or become "entitled" to 5% or more of the voting shares in a company listed on the Australian Stock Exchange Limited, such as NAB.

BOOK-ENTRY SYSTEM

    The TrUEPrS will be issued in the form of one or more global securities (the "Global Securities") deposited with the Depository and registered in the name of a nominee of the Depository.

    The Depository has advised the Trust and the Underwriters as follows: The Depository is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository was created to hold securities of persons who have accounts with the Depository ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depository's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

    Upon the issuance of a Global Security, the Depository or its nominee will credit the respective TrUEPrS represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depository or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

    So long as the Depository for a Global Security, or its nominee, is the registered owner of such Global Security, such Depository or such nominee, as the case may be, will be considered the sole owner or holder of the TrUEPrS. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the TrUEPrS registered in their names and will not receive or be entitled to receive physical delivery of the TrUEPrS in definitive form and will not be considered the owners or holders thereof.

    Delivery of ADRs or payment of amounts or delivery of other consideration deliverable on exchange of, and any quarterly distributions on, TrUEPrS registered in the name of or held by the Depository or its nominee will be made to the Depository or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Administrator, the Paying Agent or the Custodian for the TrUEPrS will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

    The Trust expects that the Depository, upon receipt of any payment in respect of a Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in such Global Security as shown on the records of the Depository. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name", and will be the responsibility of such participants.

    A Global Security may not be transferred except as a whole by the Depository to a nominee or a successor of the Depository. If the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Trust within ninety days, the Trust will issue TrUEPrS in definitive registered form in exchange for the Global Security representing such TrUEPrS. In addition, the Trust may at any time and in its sole discretion determine not to have any TrUEPrS represented by one or more Global Securities and, in such extent, will issue TrUEPrS in definitive form in exchange for all of the Global Securities representing the TrUEPrS. Further, if the Trust so specifies with respect to the TrUEPrS, an owner of a beneficial interest in a Global Security representing TrUEPrS may, on terms acceptable to the Trust and the Depository for such Global Security, receive TrUEPrS in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of TrUEPrS represented by such Global Security equal in number to that represented by such beneficial interest and to have such TrUEPrS registered in its name.

                                    TRUSTEES

    The Trustees of the Trust consist of three individuals, none of whom is an "interested person" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

    The Trustees of the Trust are:

                                                                                    PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                TITLE                         DURING PAST FIVE YEARS
------------------------------------  ------------------------------------  ------------------------------------
Donald J. Puglisi, 53...............  Managing Trustee                      Professor of Finance
  Department of Finance                                                     University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham III, 54...........  Trustee                               Professor of Economics University of
  Department of Economics                                                   Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 59................  Trustee                               Professor of Economics University of
  Center for Economic                                                       Delaware
  Education & Entrepreneurship
  University of Delaware
  Newark, DE 19716

COMPENSATION OF TRUSTEES

    The annual fees and anticipated out-of-pocket expenses of each unaffiliated Trustee and any additional fees of the Trust's Managing Trustee will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                            MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION

    The Trust will be internally managed and will not have an investment adviser. Prior to the Exchange Date, the Trust's portfolio will consist only of
(a) US$400,100,000 aggregate principal amount of Debt Securities (US$460,000,000 aggregate principal amount of Debt Securities if the Underwriters' over-allotment option is exercised in full), and any distributions thereon, and (b) the ADSs Purchase Contract. The Trust's portfolio will not be actively managed. The Trustees of the Trust will authorize the purchase of the Debt Securities as directed by the Declaration of Trust. It is a fundamental policy of the Trust that the Debt Securities may not be disposed of during the term of the Trust, other than in connection with a mandatory redemption thereof as a result of an Exchange Event and that the ADSs Purchase Contract not be disposed of during the term of the Trust.

    The Trust will pay all expenses incurred in the Trust's formation and other initial expenses and expenses relating to the Offerings out of the facility fee to be paid on the Issue Date to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities. The ongoing administrative and other expenses of the Trust such as accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Administrator, the Custodian and the Paying Agent, fees and expenses of Trustees, accounting costs, brokerage costs, litigation, mailing and other expenses properly payable by the Trust will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. Subject to the satisfaction of certain conditions, any operating expenses of the Trust not covered by the Trust's arrangements with the Jersey Holding Company will be paid by the NAB Affiliate if covered by the terms of an expense and indemnity agreement (the "Expense and Indemnity Agreement") among the Trust, the U.K.

Company, the Jersey Holding Company, the Jersey Subsidiary and the Jersey Charitable Trust. See "-- Estimated Expenses."

    ADMINISTRATOR. The day-to-day affairs of the Trust will be managed by The Bank of New York, as the Administrator pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) pay, or cause to be paid, all expenses incurred by the Trust; (ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on TrUEPrS as described herein; (iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Trust, and keep all books and records for the Trust; (v) at the direction of the Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Trustees and any meetings of holders of TrUEPrS. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with the occurrence of an Exchange Event).

    The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

    Except for its roles as Administrator, Custodian and Paying Agent of the Trust, and except for its role as Collateral Agent and securities intermediary under the Security and Pledge Agreements, as paying and transfer agent for the Debt Securities and the NAB Preference Shares and as depositary for the ADRs, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

    The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

    The Trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. The Custodian will also act as Collateral Agent under the Security and Pledge Agreements, under which it will hold a perfected security interest in the ADRs, the Jersey Preference Shares or other assets consistent with the terms of the securities pledged thereunder on behalf of the Trust, and as depositary for the ADRs.

PAYING AGENT

    The paying agent, transfer agent and registrar (the "Paying Agent") for the TrUEPrS is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

    The Trust will, to the fullest extent permitted by applicable law, indemnify each Trustee, the Administrator, the Paying Agent and the Custodian with respect to any claim, liability, loss which it may incur in acting as Trustee, Administrator, Paying Agent or Custodian, as the case may be, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. Subject to the satisfaction of certain conditions, pursuant to the Expense and Indemnity Agreement, the NAB Affiliate will reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Paying Agent or the Custodian.

ESTIMATED EXPENSES

    Organization costs of the Trust in the amount of $32,000 and estimated costs of the Trust in connection with the initial registration of the TrUEPrS and the Offerings in the amount of approximately $600,000 will be paid by the Trust out of the facility fee to be paid on the Issue Date to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities. The ongoing administrative and other expenses of the Trust will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. Subject to the satisfaction of certain conditions, any operating expenses of the Trust not covered by the Trust's arrangements with the Jersey Holding Company will be paid by the NAB Affiliate if covered by the terms of the Expense and Indemnity Agreement.

                          DIVIDENDS AND DISTRIBUTIONS


    The Trust intends to distribute to holders dividend distributions in an amount equal to US$2.00 per TrUEPrS per annum, payable quarterly in arrears in an amount equal to US$.50 per TrUEPrS on each Dividend Payment Date to holders of record on the immediately preceding Record Date. The first distribution in respect of the period from and including the Issue Date to but excluding December 31, 1998 will equal US$.5055 per TrUEPrS.


    Dividend payments on the TrUEPrS will be made from the interest payments received by the Trust on the Debt Securities. Interest payments on the Debt Securities will be made by the U.K. Company only to the extent that it receives Income Entitlements as the income beneficiary of the Distribution Trust. The U.K. Company's right to receive Income Entitlements will not represent an absolute ownership interest in the Distribution Trust or the income thereof, but rather an entitlement to receive Income Entitlements only to the extent actually distributed to the U.K. Company by the Distribution Trust; if any Income Entitlement payable on any Interest Payment Date is not paid to the U.K. Company or at its direction on such date for any reason, the Distribution Trust will have no further obligation to pay such Income Entitlement to the U.K. Company and the U.K. Company will have no right to require such payment. See "Investment Objective and Policies--Intervening Vehicles." In the event an Income Entitlement is not paid for any reason, an Exchange Event will occur because the U.K. Company will have insufficient funds to pay interest on the Debt Securities.

    On and after the Exchange Date, the U.K. Company will cease to be the income beneficiary of the Distribution Trust; PROVIDED, HOWEVER, if the Exchange Event is the redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, the U.K. Company will be entitled to receive an Income Entitlement equal to the accrued but unpaid interest on the Debt Securities for the period from and including the Interest Payment Date immediately preceding the Exchange Date to but excluding the Exchange Date.

    On each Interest Payment Date, (i) the NAB Borrower will make an interest payment on the NAB Loan to the USLLC; (ii) the USLLC will use such payment to make an interest payment on the Distribution Loan to the Distribution Trust;
(iii) if no Payment Prohibition exists, the Distribution Trust will distribute such payment as an Income Entitlement to the U.K. Company; and (iv) the U.K. Company will use the entire proceeds of such Income Entitlement to pay (a) interest on the Debt Securities to the Trust, (b) ongoing costs and expenses of the U.K. Company and the Jersey Subsidiary, (c) quarterly dividend payments on the U.K. Company's voting shares to the Jersey Holding Company, which will be used to pay ongoing expenses of the Jersey Holding Company, the Jersey Charitable Trust, the Collateral

Agent and (pursuant to the Trust Expense Agreement) the Trust and (d) an indemnity fee to the NAB Affiliate. On such Interest Payment Date (which will also be a Dividend Payment Date), the Administrator of the Trust will use all the interest received by the Trust on the Debt Securities to pay dividends on the TrUEPrS.

    Dividend distributions on the TrUEPrS will cease to accrue on and after the Exchange Date. In the case of any Exchange Event other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash, no dividend distributions will be payable on the TrUEPrS on the Exchange Date (even if such Exchange Date is a Dividend Payment Date). Instead, on the Exchange Date, each NAB Preference Share will convert into a dividend-paying NAB Preference Share which will begin to accrue non-cumulative dividends from and including the last Interest Payment Date prior to an Exchange Date. Accordingly, the dividends for any quarterly dividend periods ending on or after the Exchange Date will be payable as dividends on the NAB Preference Shares and in accordance with the terms of the NAB Preference Shares.

                                NET ASSET VALUE

    The net asset value of the TrUEPrS will be calculated by the Trust no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of TrUEPrS outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to holders and at such other times as the Trustees may determine. The value of (a) the Debt Securities and (b) the ADSs Purchase Contract held by the Trust will be determined in good faith by the Board of Trustees pursuant to procedures adopted by them.

                                    TAXATION


CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS


    The following summary of certain United States Federal income tax consequences of the purchase, ownership and disposition of TrUEPrS is based upon the advice of Sullivan & Cromwell, counsel to NAB. The summary addresses only the tax consequences to persons that acquire TrUEPrS in connection with the Offerings and hold the TrUEPrS as a capital asset. It does not address all tax consequences of the ownership of TrUEPrS and does not take into account the specific circumstance of investors such as tax-exempt entities, banks, certain insurance companies, broker dealers, traders in securities that elect to mark to market, investors liable for the alternative minimum tax, investors that hold TrUEPrS as part of a straddle or hedging or conversion transaction or investors whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended, its legislative history, existing and proposed regulations thereunder, published rulings and court decisions as well as the income tax treaty between the United States and Australia (the "Treaty") all of which are subject to change possibly with retroactive effect.

    PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF TrUEPrS, AS WELL AS THE EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

U.S. HOLDERS

    A "U.S. Holder" is any beneficial owner of TrUEPrS that is (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate the income of which is subject to United States Federal income tax without regard to its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. A "Non-U.S. Holder" is any beneficial owner that is not a United States person for United States Federal income tax purposes.

    CLASSIFICATION OF THE TRUST AND THE DEBT SECURITIES AND DISTRIBUTIONS ON TRUEPRS. For United States Federal income tax purposes the Trust will be classified as a grantor trust and not as an association taxable as a corporation, and the Debt Securities held by the Trust will be treated as equity in NAB. Accordingly, for United States Federal income tax purposes, each U.S. Holder generally will be treated as owning equity of NAB and will be required to include in income, as a dividend, the holder's share of the gross amount of the interest paid to the Trust on the Debt Securities to the extent of the current and accumulated earnings and profits (as determined for United States Federal income tax purposes) of NAB. For foreign tax credit limitation purposes the payments will be income from sources without the United States, but generally will be treated separately, together with other items of "passive income" (or in the case of certain holders, "financial services income").

    SALE OF THE TRUEPRS. Upon a sale or other disposition of the TrUEPrS (including generally the receipt of a distribution of cash in redemption of all of a U.S. Holder's TrUEPrS), a U.S. Holder will recognize gain or loss in an amount equal to the difference between the amount realized and the U.S. Holder's adjusted tax basis. Generally, such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder's holding period exceeds one year. Any such gain will be income from sources within the United States for foreign tax credit limitation purposes.

    CONSEQUENCES OF AN EXCHANGE EVENT. As described above under "Investment Objective and Policies-- Exchange Event" upon the occurrence of an Exchange Event, the Trust will distribute ADSs or, under certain circumstances, cash to holders of TrUEPrS in exchange for their TrUEPrS and in liquidation of the Trust. A U.S. Holder's exchange of TrUEPrS for ADSs generally will not be a taxable event for United States Federal income tax purposes. A U.S. Holder's basis in the ADSs received upon exchange will generally be the same as the U.S. Holder's basis in the property exchanged therefor and such holder's holding period in the ADSs would include their holding period in such property.

    Upon the occurrence of certain Exchange Events, holders of the TrUEPrS may receive cash. For U.S. Federal income tax purposes such receipt of cash would constitute a taxable disposition of the TrUEPrS and a U.S. Holder would generally recognize gain or loss in the same manner if there had been a sale or disposition as described under "--Sale of the TrUEPrS" above. Amounts representing accrued but unpaid interest on the Debt Securities will be treated as a distribution on TrUEPrS as discussed under "--Classification of the Trust and the Debt Securities and Distributions on TrUEPrS" above.

ADSS RECEIVED IN AN EXCHANGE EVENT

    DISTRIBUTIONS ON THE ADSS. U.S. Holders will include in gross income the gross amount of any dividend paid including Additional Amounts (as defined and described in the accompanying prospectus of NAB), if any, before reduction for Australian withholding taxes by NAB, out of its current or accumulated earnings and profits (as determined for U.S. Federal income tax purposes) as ordinary income when the dividend is actually or constructively received by the U.S. Holder. The dividend will not be eligible for the dividends received deduction generally allowed to United States corporations in respect of dividends received from other United States corporations.

    Subject to certain limitations, the Australian tax withheld, if any, in accordance with the Treaty and paid over to Australia will be creditable against the U.S. Holder's United States Federal income tax liability. For foreign tax credit limitation purposes, the dividend will be income from sources without the United States, but generally will be treated separately, together with other items of "passive income" (or in the case of certain holders "financial services income").

    SALE OR OTHER DISPOSITION OF ADSS. A U.S. Holder will recognize gain or loss for U.S. Federal income tax purposes upon the sale or other disposition of ADSs in an amount equal to the difference between the U.S. dollar value of the amount realized and the U.S. Holder's adjusted tax basis (determined in U.S. dollars) in the ADSs. Generally, such gain will be capital gain or loss, will be long-term capital gain or loss if the U.S. Holder's holding period for the ADSs exceeds one year and any such gain will be income from sources within the United States for foreign tax credit limitation purposes.

PFIC CONSIDERATIONS

    NAB does not believe that it will be treated as a passive foreign investment company (a "PFIC") for United States Federal income tax purposes but that is a factual determination made annually and therefore may be subject to change. Because a U.S. Holder of TrUEPrS will be treated as owning an equity interest in NAB for United States Federal income tax purposes, if NAB were a PFIC a U.S. Holder of TrUEPrS as well as a holder of ADSs would be subject to certain adverse tax consequences.

NON-U.S. HOLDERS

    DISTRIBUTIONS ON THE TRUEPRS AND ADSS. Distributions to a Non-U.S. Holder will not be subject to United States Federal income tax unless such distributions are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Holder (and are attributable to a permanent establishment maintained in the United States by such Non-U.S. Holder, if an applicable income tax treaty so requires as a condition for such Non-U.S. Holder to be subject to United States taxation on a net income basis in respect of income from TrUEPrS or ADSs), in which case such Non-U.S. Holder generally will be subject to tax in respect of distributions in the same manner as a U.S. Holder. Any such effectively connected distributions received by a non-U.S. corporation may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate of such lower rate as may be specified by an applicable income tax treaty.

    SALE OR DISPOSITION OF THE TRUEPRS AND ADSS. A Non-U.S. Holder will not be subject to United States Federal income tax in respect of gain recognized on a sale or other disposition of TrUEPrS or ADSs unless (i) the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and is attributable to a permanent establishment maintained in the United States by such Non-U.S. Holder, if an applicable income tax treaty so requires as a condition for such Non-U.S. Holder to be subject to United States taxation on a net income basis in respect of gain from the sale or other disposition of the TrUEPrS or ADSs) or (ii) in the case of a Non-U.S. Holder who is an individual, such holder is present in the United States for 183 or more days in the taxable year of the sale and certain other conditions apply. Effectively connected gains realized by a corporate Non-U.S. Holder may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

    INFORMATION REPORTING AND BACKUP WITHHOLDING TAX. In general, information reporting requirements will apply to payments of dividends made within the United States by the Trust or any of its paying agents on the TrUEPrS or, in the case of ADSs, by a U.S. paying agent or other U.S. intermediary and "backup withholding" at a rate of 31% will apply to such payments other than dividends paid before December 31, 1999 made to a U.S. Holder (other than a corporation or other exempt U.S. Holder) unless the U.S. Holder furnishes its taxpayer identification number in the manner required by United States law and applicable regulations, certifies that such number is correct, certifies as to no loss or exemption from backup withholding and meets certain other conditions. A Non-U.S. Holder will be exempt from back-up withholding provided that certain certification requirements are satisfied.

    Payment of the proceeds from the disposition of TrUEPrS or ADSs to or through the United States office of a broker is subject to both information reporting and backup withholding unless the holder establishes an exemption from information reporting and backup withholding. United States information reporting and backup withholding generally will not apply to a payment made outside the United States of the proceeds of a sale of TrUEPrS or ADSs through an office outside the United States of a non-United States broker. However, United States information reporting will apply to a payment made outside the United States of the proceeds of a sale of TrUEPrS or ADSs through an office outside the United States of a broker (i) that is a United States person, (ii) that derives 50% or more of its gross income for a specified three year period from the conduct of a trade or business in the United States, (iii) that is a "controlled foreign corporation" as to the United States, or (iv) with respect to payments made after December 31, 1999, that is a foreign partnership if, at any time during its tax year, one or more of its partners are U.S. persons (as defined in U.S. Treasury Regulations) who in the aggregate hold more than 50% of the income or capital interest in the partnership or if, at any time during its tax year, such foreign partnership is engaged in a United States trade or business, unless the broker has documentary evidence in its files that the holder or beneficial owner is not a United States person or the holder or beneficial owner otherwise establishes an exemption. Backup withholding will not apply to such payments unless the broker has actual knowledge that the payee is a U.S. person.

    Any amounts withheld from a holder under the backup withholding rules will be allowed as a refund or a credit against such holder's United States Federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

CERTAIN AUSTRALIAN TAX CONSIDERATIONS

    The taxation discussion below of certain Australian tax consequences is based on the advice of PricewaterhouseCoopers Securities Limited, Australia and outlines certain Australian tax considerations for U.S. holders in relation to the purchase, ownership and disposition of the TrUEPrS and the acquisition, ownership and disposition of the NAB Preference Shares represented by the ADSs. The discussion is intended only as a descriptive summary and does not purport to be complete technical analysis or listing of all potential Australian tax effects. This discussion is based upon laws, regulations, rulings and decisions now in effect and is subject to changes in Australian law, including in any double taxation convention between Australia and the United States (the "Treaty"), including retroactive changes in effective dates, or possible differing interpretations.

    Persons considering the purchase of the TrUEPrS should consult their own tax advisors concerning the application of Australia's tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of TrUEPrS or the NAB Preference Shares represented by the ADSs arising under the laws of any other taxing jurisdiction.

    The Trust will not be treated as a resident of Australia for Australian income tax purposes. As it is not in receipt of Australian source income it will not be subject to Australian tax on income earned. Therefore, quarterly distributions by the Trust to non-Australian resident holders of TrUEPrS will not be subject to Australian tax whether by withholding or otherwise.

    Upon an Exchange Event (other than a redemption, Buy-Back or Capital Reduction of the NAB Preference Shares for cash), the Trust will acquire ADSs and then immediately deliver the ADSs to the holders of TrUEPrS. There should be no Australian tax consequences to the Trust of the delivery of the ADSs to holders of TrUEPrS.

    Alternatively, upon an Exchange Event, the Trust may receive cash repayment of principal and interest due on the Debt Securities. No Australian tax will be payable by the Trust on such receipt.

    The sale of TrUEPrS or the NAB Preference Shares represented by the ADSs may generate assessable income to certain U.S. holders, such as banks, insurance companies and other persons or institutions in the business of investment. The provisions of the Treaty, however, are designed to ensure that this income, less all allowable deductions, is subject to Australian tax only if the U.S. holder who is a U.S. resident carries on business in Australia through a permanent establishment and the income earned is effectively connected with that permanent establishment.

    The sale of TrUEPrS or ADSs by a U.S. holder will not generate a net capital gain and therefore will not be subject to Australian capital gains tax unless:

    - the NAB Preference Shares are held by U.S. citizens or U.S. corporations who are residents of Australia;

    - the U.S. holder is a non-Australian resident but the U.S. holder and the U.S. holder's associates together beneficially hold or at any time during the five years prior to the sale held shares or interests in shares representing ten percent or more in value of the issued capital of NAB; or

    - the U.S. holder is a non-Australian resident but has at any time used the TrUEPrS or ADSs in carrying on trade or business through a permanent establishment in Australia.

and the consideration received for the TrUEPrS or the ADSs (or their market value, if the disposition is not at arm's length or for no consideration) exceeds the U.S. holder's cost base in the TrUEPrS or the ADSs after that cost base is adjusted, where appropriate, for the effect of inflation.

    The Australian income tax rate on capital gains is the same as the ordinary income tax rate applicable to the relevant taxpayer, subject to capital gains tax averaging where applicable. In the case of companies this rate is presently 36%.

    An individual who is a U.S. holder will be resident of Australia if, for example, that person:

    - is domiciled in Australia, unless the person's permanent place of abode is outside Australia; or

    - has been in Australia for 183 days or more in a year of income unless that person has a usual place of abode outside Australia and does not intend to take up residence in Australia.

    However, if that individual would be a resident of the United States for the purposes of U.S. law, the Treaty allocates residence for the purposes of the Treaty solely to the country in which the person maintains a permanent home (or habitual abode) or with which the person has closer personal and economic ties.

    A corporation who is a U.S. holder will be a resident of Australia if it is incorporated in Australia or if it carries on business in Australia and has either its central management and control in Australia or its voting power controlled by shareholders who are residents of Australia.

    Where the U.S. holder acquires ADSs on the Exchange Date, there may be Australian tax consequences in relation to dividends paid by that Australian listed corporation. Dividends paid by NAB may be paid as franked or unfranked dividends. Australian corporations are required to provide shareholders with notices detailing the extent to which the dividend is franked or unfranked and the deductions (if any) of dividend withholding tax. Broadly, to the extent to which those dividends are paid out of profits which have been subject to Australian company income tax, they will be franked dividends. Fully franked dividends paid to a non-resident will be exempt from Australian dividend withholding tax. Unfranked or partially franked dividends will be subject to Australian dividend withholding tax to the extent to which the dividend is unfranked, unless a specific exemption is available.

    The interaction of Australian income tax law and the Treaty limits the Australian dividend withholding tax on unfranked or partially franked dividends paid to a U.S. resident who is beneficially entitled to the dividends to 15 percent of the unfranked part of the gross dividend. However, where the U.S. resident carries on business in Australia through a permanent establishment or performs independent personal services from a fixed base in Australia and the holding is effectively connected with the permanent establishment or fixed base, the 15 percent limit should not apply and a dividend withholding tax at the rate of 30 percent should apply in respect of such dividends in such circumstances. However, under Australian law an Australian payer of dividends to a U.S. resident in such circumstances is only obliged to withhold at the rate of 15 percent and, as a matter of policy, the Australian Taxation Office does not seek to collect any further withholding tax.

    Subject to certain conditions, the terms of the NAB Preference Shares provide for holders to be grossed-up for Australian withholding tax on payments on the NAB Preference Shares being dividends or amounts deemed to be dividends for Australian tax purposes.

    No stamp, issue, registration or similar taxes are payable in Australia in connection with the issue of TrUEPrS by the Trust or of ADSs. Transfers of NAB Preference Shares by U.S. holders would be subject to stamp duty.

    There are no specific estate, inheritance or gift taxes or duties imposed in Australia. In practice, no Revenue Authority in any State or Territory of Australia should seek to recover stamp duty on any transfer of or agreement to transfer ADSs provided that the instruments are not executed and the purchaser of the ADSs is not resident in Australia.

                                  UNDERWRITING

    Subject to the terms and conditions set forth in a purchase agreement (the "Purchase Agreement"), the Trust has agreed to sell to each of the underwriters named below (the "Underwriters"), and each of the Underwriters, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc. are acting as representatives (the "Representatives"), has severally agreed to purchase, the aggregate number of TrUEPrS set forth opposite its name below:


                                                                                   NUMBER OF
             UNDERWRITER                                                            TRUEPRS
--------------------------------------------------------------------------------  ------------
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated..........................................................     1,955,000
Morgan Stanley & Co. Incorporated...............................................     1,945,000
Salomon Smith Barney Inc........................................................     1,945,000
A.G. Edwards & Sons, Inc........................................................     1,945,000
PaineWebber Incorporated........................................................     1,945,000
Prudential Securities Incorporated..............................................     1,945,000
ABN AMRO Incorporated...........................................................       160,000
BT Alex. Brown Incorporated.....................................................       160,000
Robert W. Baird & Co. Incorporated..............................................       160,000
Bear, Stearns & Co. Inc.........................................................       160,000
CIBC Oppenheimer Corp...........................................................       160,000
Dain Rauscher Wessels A division of Dain Rauscher Incorporated..................       160,000
EVEREN Securities, Inc..........................................................       160,000
Goldman, Sachs & Co.............................................................       160,000
Legg Mason Wood Walker, Incorporated............................................       160,000
Piper Jaffray Inc...............................................................       160,000
Raymond James & Associates, Inc.................................................       160,000
SG Cowen Securities Corporation.................................................       160,000
Tucker Anthony Incorporated.....................................................       160,000
Warburg Dillon Read LLC.........................................................       160,000
Wheat First Securities, Inc.....................................................       160,000
William Blair & Company, L.L.C..................................................        80,000
J.C. Bradford & Co..............................................................        80,000
Crowell, Weedon & Co............................................................        80,000
Fahnestock & Co. Inc............................................................        80,000
Fidelity Capital Markets A division of National Financial Services Corp.........        80,000
Fifth Third/The Ohio Company....................................................        80,000
First Albany Corporation........................................................        80,000
First of Michigan Corporation...................................................        80,000
Gibraltar Securities Co.........................................................        80,000
Gruntal & Co., L.L.C............................................................        80,000
Janney Montgomery Scott Inc.....................................................        80,000
Kirkpatrick, Pettis, Smith, Polian Inc..........................................        80,000
McDonald & Company Securities, Inc..............................................        80,000
McGinn, Smith & Co., Inc........................................................        80,000
Mesirow Financial, Inc..........................................................        80,000
Morgan Keegan & Company, Inc....................................................        80,000
David A. Noyes & Company........................................................        80,000
Parker/Hunter Incorporated......................................................        80,000
The Robinson-Humphrey Company, LLC..............................................        80,000
Roney Capital Markets A division of First Chicago Capital Markets Inc...........        80,000
Scott & Stringfellow, Inc.......................................................        80,000
Stephens Inc....................................................................        80,000
Stone & Youngberg...............................................................        80,000
Trilon International Inc........................................................        80,000
                                                                                  ------------
          Total.................................................................    16,000,000
                                                                                  ------------
                                                                                  ------------

    In the Purchase Agreement, the Underwriters named therein have agreed, subject to the terms and conditions set forth therein, to purchase all of the TrUEPrS being sold pursuant to such Purchase Agreement if any of the TrUEPrS being sold pursuant to such Purchase Agreement are purchased. Under certain circumstances, under the Purchase Agreement, the commitments of non-defaulting Underwriters may be increased. In the event of a failure to close, any funds debited from any investor's account maintained with an Underwriter will be credited to such account and any funds received by such Underwriter by check or money order from any investor will be returned to such investor by check.


    The Representatives have advised the Trust that the Underwriters propose to offer the TrUEPrS offered hereby to the public initially at the public offering price set forth on the cover page of this Prospectus and to certain dealers at such price less a concession not in excess of $.50 per TrUEPrS; provided that such concession for sales of more than 10,000 TrUEPrS to any single purchaser will be $.30 per TrUEPrS. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $.45 per TrUEPrS to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any TrUEPrS purchased in the initial public offering on or before September 29, 1998.


    The Trust has granted the Underwriters an option to purchase up to an additional 2,396,000 TrUEPrS at the initial public offering price, less the underwriting discount. Such option, which will expire 30 days after the date of this Prospectus, may be exercised solely to cover over-allotments. To the extent that the Underwriters exercise such option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase from the Trust approximately the same percentage of the option shares that the number of shares to be purchased initially by that Underwriter is of the 16,000,000 TrUEPrS initially purchased by the Underwriters.


    In view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in ADSs representing the NAB Preference Shares, the Purchase Agreement provides that the Trust and NAB will pay, as compensation to the Underwriters (the "Underwriter's Compensation"), an amount in immediately available funds of $.7875 per TrUEPrS or $12,600,000 in the aggregate (or $14,486,850 in the aggregate if the Underwriters' over-allotment option is exercised in full) for the accounts of several Underwriters; provided that such compensation for sales of more than 10,000 TrUEPrS to any single purchaser will be $.50 per TrUEPrS and to the extent of such sales, the actual amount of Underwriters' Compensation will be less than the aggregate amounts specified herein.


    The Underwriters do not intend to confirm sales of TrUEPrS offered hereby to any accounts over which they exercise discretionary authority.


    Prior to the Offering, there has been no public market for the TrUEPrS. The TrUEPrs have been approved for listing on the NYSE under the trading symbol "NAR Pr", subject to official notice of issuance. In connection with the listing, the Underwriters will undertake that sales of TrUEPrS will meet the NYSE's minimum distribution standards. Trading of the the TrUEPrS on the NYSE is expected to commence within a 30-day period after the initial delivery of the TrUEPrS. The Representatives have advised the Trust that they intend to make a market in the TrUEPrS prior to the commencement of trading on the NYSE. The Representatives will have no obligation to make a market in the TrUEPrS, however, and may cease market making activities, if commenced, at any time.


    In view of the fact that the proceeds of the sale of the TrUEPrS will ultimately be invested in ADSs representing the NAB Preference Shares, the Trust and NAB have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect thereof.

    In connection with the formation of the Trust, ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, subscribed for and purchased 4,000 TrUEPrS for a purchase price of $100,000.

    Until the distribution of the TrUEPrS is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the TrUEPrS. As an exception to these rules, the Representatives are permitted to engage in certain transactions that stabilize the price of the TrUEPrS. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the TrUEPrS.

    If the Underwriters create a short position in the TrUEPrS in connection with the Offering, i.e., if they sell more TrUEPrS than are set forth on the cover page of this Prospectus, the Representatives may reduce that short position by purchasing TrUEPrS in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

    The Representatives may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representatives purchase TrUEPrS in the open market to reduce the Underwriters' short position or to stabilize the price of the TrUEPrS, they may reclaim the amount of the selling concession from the Underwriters and any selling group members who sold those TrUEPrS as part of the Offering.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

    Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the TrUEPrS. In addition, neither the Trust nor any of the Underwriters makes any representation that the Representatives will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    The Trust has not authorized, or taken any action to cause, the issue or distribution in the Commonwealth of Australia, any of its States, territories or possessions or any political subdivision thereof ("Australia"), or to any resident of Australia, of this Prospectus or any other document inviting applications or offers to subscribe for or purchase the TrUEPrS offered hereby or offering such TrUEPrS for subscription or purchase and, accordingly, neither this Prospectus (whether in draft or definitive form) nor any such other document may be issued or distributed in Australia or to any resident of Australia for the purpose of inviting applications or offers to subscribe for or purchase the TrUEPrS offered hereby.

    No prospectus in relation to the TrUEPrS has been lodged with or registered by the Australian Securities and Investments Commission. In connection with distribution of the TrUEPrS, each of the several Underwriters will represent and agree that it: (a) has not (directly or indirectly) offered for subscription or purchase or issued invitations to subscribe for or purchase nor has it sold the TrUEPrS; (b) will not (directly or indirectly) offer for subscription or purchase or issue invitations to subscribe for or purchase or sell the TrUEPrS; and (c) has not distributed and will not distribute any draft or definitive prospectus, advertisement or other offering material, in each case in Australia or to any resident of Australia (including corporations and other entities organized under the laws of Australia but not including a permanent establishment of such corporations or other entities located outside Australia).

    Each Underwriter has also in the Purchase Agreement represented and agreed that:

        (a) it has not offered or sold and prior to the date six months after the date of issue of the TrUEPrS will not offer or sell any TrUEPrS to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

        (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the TrUEPrS in, from or otherwise involving the United Kingdom; and

        (c) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the TrUEPrS to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

    Certain of the Underwriters render investment banking and other financial services to NAB from time to time.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the Trust and the Underwriters by their counsel, Brown & Wood LLP, New York, New York. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger P.A., Wilmington, Delaware, special Delaware counsel to the Trust. See also "Taxation."

                                    EXPERTS

    The statement of assets and liabilities included in this Prospectus has been audited by Deloitte & Touche LLP, independent auditors, as stated in their opinion appearing herein, and has been included in reliance upon such opinion given on the authority of said firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

    The Trust has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2 under the Securities Act with respect to the TrUEPrS offered hereby. Further information concerning the TrUEPrS and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Trust, that file electronically with the Commission.

INDEPENDENT AUDITORS' REPORT

    To the Board of Trustees and Shareholder of NAB Exchangeable Preferred
Trust:

    We have audited the accompanying statement of assets and liabilities of NAB Exchangeable Preferred Trust as of September 10, 1998. This financial statement is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of NAB Exchangeable Preferred Trust, as of September 10, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 10, 1998

                        NAB EXCHANGEABLE PREFERRED TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 10, 1998

                                      ASSETS
Cash..............................................................................  $ 100,000
                                                                                    ---------
Total Assets......................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------

                                   LIABILITIES
Total Liabilities.................................................................  $       0
                                                                                    ---------
NET ASSETS........................................................................  $ 100,000
                                                                                    ---------
                                                                                    ---------

                           NET ASSET VALUE PER TRUEPRS
4,000 TrUEPrS issued and outstanding (Note 3).....................................  $      25
                                                                                    ---------
                                                                                    ---------

------------------------

(1) The Trust was created as a Delaware business trust on July 28, 1998 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the U.S. Investment Company Act of 1940, as amended. Costs incurred in connection with the organization of the Trust will be paid by the Trust out of the facility fee paid to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities. The ongoing administrative and other expenses of the Trust will be paid by the Jersey Holding Company pursuant to the Trust Expense Agreement. Subject to the satisfaction of certain conditions, operating expenses of the Trust not paid by the Jersey Holding Company under the Trust Expense Agreement will be paid by the NAB Affiliate if covered by the terms of the Expense and Indemnity Agreement.


(2) Offering expenses will be payable upon completion of the Offerings and such expenses (including a portion of the Underwriter's Compensation) will be paid by the Trust out of the facility fee to be paid to the Trust by the U.K. Company in connection with the investment by the Trust in the Debt Securities.


(3) On September 10, 1998, the Trust issued 4,000 TrUEPrS to ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, in consideration for a purchase price of $100,000.

    THE FOLLOWING PROSPECTUS OF NATIONAL AUSTRALIA BANK LIMITED IS ATTACHED AND DELIVERED FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF NATIONAL AUSTRALIA BANK LIMITED DOES NOT CONSTITUTE A PART OF THE FOREGOING PROSPECTUS OF NAB EXCHANGEABLE PREFERRED TRUST, NOR IS IT INCORPORATED BY REFERENCE THEREIN.

PROSPECTUS

                                     [LOGO]

                               16,004,000 SHARES

                        NATIONAL AUSTRALIA BANK LIMITED

                               (ACN 004 044 937)

                           AMERICAN DEPOSITARY SHARES

                    EACH REPRESENTING TWO PREFERENCE SHARES

   (LIQUIDATION PREFERENCE EQUIVALENT TO US$25 PER AMERICAN DEPOSITARY SHARE)
                         ------------------------------

    This Prospectus relates to 16,004,000 American Depositary Shares (the "ADSs") , each representing two fully paid non-cumulative Preference Shares (as defined below) with a liquidation preference of US$12.50 per share (equivalent to US$ 25 per ADS) of National Australia Bank Limited (the "Company" or "NAB"), deposited with The Bank of New York, as Depositary. Each ADS entitles the holder to all proportional rights and preferences of two Preference Shares (including dividend, voting, redemption and liquidation rights and preferences). The ADSs initially will be sold to the Jersey Subsidiary (as defined in the accompanying TrUEPrS-SM- Prospectus) at a purchase price of US$25 per ADS and may be distributed to holders of Trust Units Exchangeable for Preference Shares-SM- (the "TrUEPrS") issued by NAB Exchangeable Preferred Trust, a Delaware business trust (the "Trust"), on or as soon as practicable after the Conversion Date (as defined herein). Any such distribution will be on the basis of one ADS per TrUEPrS.

    The Preference Shares initially represented by the ADSs will not accrue or pay dividends (the "Initial Preference Shares"). If and when a Conversion Event (as defined herein) occurs, each Initial Preference Share will automatically convert into a preference share of the Company which will accrue non-cumulative dividends as described below (the "Dividend Paying Preference Shares"). With the exception of these conversion rights, the dividend rights and rights associated with such dividend rights, and that the Dividend Paying Preference Shares may be redeemed in part, the terms and conditions of the Dividend Paying Preference Shares will be identical to those of the Initial Preference Shares, and from and after such conversion the ADSs will represent the Dividend Paying Preference Shares. For convenience of reference, the Initial Preference Shares and the Dividend Paying Preference Shares are sometimes referred to herein as the "Preference Shares". The Dividend Paying Preference Shares will accrue non-cumulative dividends in U.S. dollars at the rate of US$1.00 per share per annum. Such dividends will be payable, if and when declared by the Board of Directors out of profits legally available therefor, quarterly in arrears in an amount equal to US$.25 per Preference Share per quarter on March 31, June 30, September 30 and December 31 of each year (each, a "Dividend Payment Date") to holders of record as of the immediately preceding March 15, June 15, September 15 and December 15 respectively, (each a "Record Date"). See "Description of the Preference Shares--The Preference Shares--Dividends."

    The Preference Shares are subject to (i) redemption, (ii) mandatory repurchase ("Buy-Back") or (iii) reduction of a portion of the capital of each Preference Share immediately followed by redemption of the remaining capital thereof on the next Business Day (as defined herein) following the date of such reduction of capital (such reduction of capital and subsequent redemption are collectively referred to herein as "Capital Reduction"), in each case by the Company in its absolute discretion, for a total consideration of US$12.50 per Preference Share (equivalent to US$25 per ADS) plus, in the case of the Dividend Paying Preference Shares, any unpaid dividends accrued thereon for the period from and including the most recent Dividend Payment Date to but excluding the date fixed for such redemption, Buy-Back or Capital Reduction. See "Description of the Preference Shares-- Redemption, Buy-Back or Capital Reduction."
    The Preference Shares will rank upon liquidation and, after the Conversion Date will rank as to dividends, senior to the Company's ordinary shares and PARI PASSU with other designated preference shares, if any, of the Company. Upon liquidation, the Preference Shares will rank junior to all liabilities and debts of the Company. See "Description of the Preference Shares--Ranking."

    The TrUEPrS are being offered in the United States and Canada by the Underwriters (the "Offering"). The Trust has granted to the Underwriters (the "Underwriters of the TrUEPrS") of the TrUEPrS a 30-day option to purchase additional TrUEPrS solely to cover over-allotments, if any. This Prospectus also relates to up to an additional 2,396,000 ADSs representing 4,792,000 Preference Shares which may be distributed by the Trust on or as soon as practicable after a Conversion Date (as defined herein) to the holders of the TrUEPrS issued pursuant to the exercise of the over-allotment options granted by the Trust to the Underwriters of the TrUEPrS.

    The TrUEPrS are offered by a separate prospectus of the Trust (the "TrUEPrS Prospectus"). This Prospectus relates only to the ADSs and the Preference Shares covered hereby and does not relate to the TrUEPrS. THE COMPANY TAKES NO RESPONSIBILITY FOR ANY INFORMATION INCLUDED IN OR OMITTED FROM THE TRUST PROSPECTUS. THE TRUST PROSPECTUS DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS NOR IS IT INCORPORATED BY REFERENCE HEREIN. Because the TrUEPrS are a separate security issued by the Trust, an investment in the TrUEPrS may have materially different characteristics and risks from a direct investment in the ADSs or the Preference Shares.

    Prior to the offering made hereby there has been no public market for the ADSs or the Preference Shares. The ADSs and Preference Shares have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to official notice of issuance and the occurrence of an Exchange Event.
                         ------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                         ------------------------------

-SM- Service Mark of Merrill Lynch & Co. Inc.

               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 23, 1998.

    IN CONNECTION WITH THE OFFERING OF THE TRUEPRS, THE UNDERWRITERS OF THE TRUEPRS MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE SECURITIES OFFERED HEREBY. SUCH TRANSACTIONS MAY INCLUDE STABILIZING AND THE PURCHASE OF TRUEPRS TO COVER SHORT POSITIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "PLAN OF DISTRIBUTION."

    The Company has not authorized, or taken any action to cause, the issue or distribution in the Commonwealth of Australia, any of its States, territories or possessions or any political subdivision thereof ("Australia"), or to any resident of Australia, of this Prospectus or any other document inviting applications or offers to subscribe for or purchase the ADSs or the Preference Shares offered hereby or offering such ADSs or Preference Shares for subscription or purchase and, accordingly, neither this Prospectus (whether in draft or definitive form) nor any such other document may be issued or distributed in Australia or to any resident of Australia for the purpose of inviting applications or offers to subscribe for or purchase the ADSs or the Preference Shares offered hereby.

    No prospectus in relation to the ADSs or the Preference Shares has been lodged with or registered by the Australian Securities and Investments Commission. In connection with the distribution of the ADSs and the Preference Shares, each of the several Underwriters will represent and agree that it: (a) has not (directly or indirectly) offered for subscription or purchase or issued invitations to subscribe for or purchase nor has it sold the ADSs and the Preference Shares; (b) will not (directly or indirectly) offer for subscription or purchase or issue invitations to subscribe for or purchase or sell the ADSs or the Preference Shares; and (c) has not distributed and will not distribute any draft or definitive prospectus, advertisement or other offering material, in each case in Australia or to any resident of Australia (including corporations and other entities organized under the laws of Australia but not including a permanent establishment of such corporations or other entities located outside Australia).

    No prospectus in respect of the ADSs or Preference Shares has been or will be prepared and filed in the United Kingdom by the Company or any other entity pursuant to the United Kingdom Public Offers of Securities Regulations 1995. Accordingly, the ADSs and the Preference Shares may not be offered or sold or reoffered or resold to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, and disposing of investments (as principal or agent) for the purpose of their businesses, or otherwise in circumstances that will not constitute or result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995. Neither this prospectus nor any other document inviting applications of offers to subscribe for or purchase the ADSs or the Preference Shares or offering the ADSs and Preference Shares for subscription or purchase may be passed to any person in the United Kingdom who does not fall within Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 and who is not otherwise a person to whom the document may be lawfully issued or passed.
                            ------------------------

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR AN INVITATION TO PURCHASE OR SUBSCRIBE FOR, THE ADSS OR PREFERENCE SHARES IN THE COMMONWEALTH OF AUSTRALIA OR ANY OF ITS STATES OR TERRITORIES.
                            ------------------------

    NEITHER THE ADSS NOR THE PREFERENCE SHARES MAY BE OFFERED, SOLD OR DELIVERED IN OR TO ANY RESIDENT OF THE COMMONWEALTH OF AUSTRALIA OR ANY OF ITS STATES OR TERRITORIES.

                             AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the United States Securities and Exchange Commission (the "Commission"). Such reports and other information (which are not incorporated by reference herein and do not form a part hereof except as stated below under "Incorporation of Certain Information by Reference") filed by the Company can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and 13th Floor, 7 World Trade Center, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Additionally, the Commission maintains a Web site on the Internet at http://www.sec.gov that contains reports, proxy statements and other information about National Australia Bank Limited and its subsidiaries. The ADSs will be listed on, and such material may also be inspected and copied at the offices of, the NYSE, located at 20 Broad Street, New York, New York 10005.

    The Company's annual reports on Form 20-F filed with the Commission include a description of its operations and annual audited consolidated financial statements of the Company prepared in conformity with Australian generally accepted accounting principles ("Australian GAAP"), together with a reconciliation of material variations of consolidated net income and consolidated shareholders' equity to amounts determined in accordance with United States generally accepted accounting principles ("US GAAP").

    The Company has filed a registration statement on Form F-3 (together with all amendments and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Preference Shares. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission and to which reference is hereby made. The Company has also filed a registration statement on Form F-6 under the Securities Act relating to the ADSs.

    All information contained in this Prospectus relating to the Trust and the TrUEPrS and the proposed offering of the TrUEPrS has been provided to the Company by the Trust. The Company did not form the Trust and the securities issued or held by the Trust may be subject to factors unrelated to the Company, the ADSs and the Preference Shares.

    It is contemplated that this Prospectus will be provided only to persons who are prospective purchasers of the TrUEPrS, which persons shall simultaneously receive from the Trust or the Underwriters of the TrUEPrS a TrUEPrS Prospectus relating to the offer and sale of the TrUEPrS. This Prospectus is not intended and has not been authorized to be used for any purpose other than to provide legally required information to prospective purchasers of the TrUEPrS who also have received the accompanying TrUEPrS Prospectus. Each term not defined herein has the meaning as defined in the accompanying TrUEPrS Prospectus.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    The following documents filed with the Commission (File No. 1-9945) pursuant to the Exchange Act are incorporated herein by reference:

    1. The Company's Annual Report on Form 20-F for the fiscal year ended September 30, 1997 ("1997 Annual Report");

    2. The Company's Reports on Form 6-K dated January 22, 1998, February 11, 1998, March 25, 1998, April 7, 1998, May 11, 1998, (the "1998 Interim Results
Form 6-K"), January 23, 1998, May 27, 1998, June 26, 1998, July 24, 1998, July
31, 1998, August 21, 1998 and September 10, 1998; and

    3. All other documents filed by the Company pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and certain Reports on Form 6-K, to the extent, if at all, designated therein, furnished by the Company subsequent to the date of this Prospectus and prior to the termination of the offering of the Preference Shares represented by the ADSs.

    The Company will provide without charge to each person, including any beneficial owner, to whom a copy of this Prospectus is delivered, upon the written or oral request of any such person, a copy of any or all of the documents which are incorporated herein by reference, other than exhibits to such information (unless such exhibits are specifically incorporated by reference into such documents). Requests should be directed to the Company c/o Executive Vice President and General Manager, Wholesale Financial Services Americas, National Australia Bank Limited, 200 Park Avenue, 34th Floor, New York, New York 10166-0001. Telephone requests may be directed to the Executive Vice President and General Manager, Wholesale Financial Services Americas, at
(212) 916-9501.

    Any statement contained herein or in a document all or a portion of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified shall not be deemed to constitute a part of this Prospectus except as so modified, and any statement so superseded shall not be deemed to constitute a part of this Prospectus.

                            ------------------------

                  ENFORCEABILITY OF CERTAIN CIVIL LIABILITIES

    The Company is a corporation with limited liability incorporated in the State of Victoria in the Commonwealth of Australia. All of the directors and substantially all of the executive officers of the Company and certain experts named in this Prospectus reside outside the United States. All or a substantial portion of the assets of these persons are located outside the United States (principally in the Commonwealth of Australia). As a result, it may not be possible for investors to effect service of process within the United States upon such persons or to enforce against them judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. The Company has been advised by its Australian counsel, Mallesons Stephen Jaques, that there is doubt as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated upon the Federal securities laws of the United States. The Company has appointed its Executive Vice President and General Manager, Wholesale Financial Services Americas, National Australia Bank Limited, 200 Park Avenue, 34th Floor, New York, New York as its agent upon whom process may be served in any such action.

                            ------------------------

                  CURRENCY OF PRESENTATION AND EXCHANGE RATES

    The Company publishes its consolidated financial statements in Australian dollars. In this Prospectus, unless otherwise specified herein or the context requires, references to "US$" or "US dollars" are to United States dollars and references to "$" or "A$" are to Australian dollars. For the convenience of the reader, this Prospectus contains translations of certain Australian dollar amounts into US dollars at the rate or rates indicated. Translations of Australian dollars into US dollars have been made at the noon buying rate in New York City for cable transfers in Australian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") for the dates specified. These translations should not be construed as representations that the Australian dollar amounts actually represent such US dollar amounts or could be converted into US dollars at the rate indicated.

    The following table sets forth, for the Company's fiscal years indicated, the high, low, average and period-end Noon Buying Rates for Australian dollars expressed in United States dollars per A$1.00.

Unless otherwise specified herein, references to exchange rate translations shall be to the Noon Buying Rate on September 10, 1998, which was US$0.5966 = A$1.00. On March 31, 1998, the Noon Buying Rate was US$0.6613 = A$1.00 and on September 30, 1997 was US$0.7250 = A$1.00. The Company's fiscal year ends on September 30 of each year.

FISCAL YEAR                                 AT PERIOD END  AVERAGE RATE(1)    HIGH        LOW
------------------------------------------  -------------  ---------------  ---------  ---------
1991-92...................................       0.7139          0.7561        0.8004     0.7112
1992-93...................................       0.6450          0.6878        0.7224     0.6450
1993-94...................................       0.7400          0.7096        0.7467     0.6460
1994-95...................................       0.7555          0.7427        0.7778     0.7100
1995-96...................................       0.7912          0.7712        0.8026     0.7318
1996-97...................................       0.7250          0.7691        0.8180     0.7163
1997-98(2)................................       0.5966          0.6494        0.7386     0.5550

------------------------

(1) The daily average of the Noon Buying Rates.

(2) Through September 10, 1998.

    Australian Dollars are convertible into US dollars at freely floating rates. Under certain instruments issued by the Reserve Bank of Australia (the "RBA") under the Banking (Foreign Exchange) Regulations, the specific prior approval of the RBA must be obtained in connection with certain payments in and from Australia to, by the order of, on behalf of, or relating to property, securities or funds belonging to or controlled by or payments to (a) the Government of Iraq or its agencies or its nationals, (b) authorities in the Federal Republic of Yugoslavia (Serbia and Montenegro) or their agencies, or (c) the Government or a public authority of Libya or certain Libyan undertakings. In this Prospectus, the "Reserve Bank of Australia" (or "RBA") and the "Australian Prudential Regulation Authority" (or "APRA" and together with the RBA, the "Regulatory Authority") includes any authority succeeding to their respective powers and functions.

                            ------------------------

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    Certain statements under the captions "Prospectus Summary," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this Prospectus (including in the documents incorporated by reference into this Prospectus) constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: unanticipated changes in customer preferences; demographic changes; changes in competitive conditions in Australia, the United Kingdom, Ireland, New Zealand, the United States or Asia; changes in the regulatory structure of the banking industry in Australia, the United Kingdom, Ireland, New Zealand, the United States or Asia; changes in political, social and economic conditions in Australia, the United Kingdom, Ireland, New Zealand, the United States or Asia; legislative proposals for reform of the banking industry in Australia, the United Kingdom, Ireland, New Zealand, the United States or Asia; and various other factors beyond the Company's control. Given these risks, uncertainties and other factors, potential investors are cautioned not to place undue reliance on such forward-looking statements.

                               PROSPECTUS SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. REFERENCE IS MADE TO, AND THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS, INCLUDING THE NOTES THERETO, CONTAINED ELSEWHERE IN THIS PROSPECTUS OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE DISCUSSION BELOW CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. SEE "SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS."

                        NATIONAL AUSTRALIA BANK LIMITED

    National Australia Bank Limited, together with its subsidiaries (the "Group"), is Australia's largest financial institution with total assets of $233 billion and over $300 billion in assets under administration as at March 31, 1998. The Group had a market capitalization of $30.5 billion at June 30, 1998, ranking it as one of the three largest Australian companies listed on the Australian Stock Exchange Limited. The Group is among the world's 50 largest banks in terms of shareholders' equity and has operations across four continents and 15 countries.

    For its fiscal year ended September 30, 1997, the Group recorded an operating profit after tax of $2,223 million, the Group's fifth consecutive year of record profits, and for the half year ended March 31, 1998 recorded an operating profit after tax and abnormal items of $958 million. The Group's return on equity for the fiscal year ended September 30, 1997 and the half year ended March 31, 1998 was 16.2% and 14.3%, respectively. For a discussion of the Group's results for the nine months ended June 30, 1998, see "Recent Developments--Third Quarter Results."

    The Company was established in Melbourne, Australia in 1858 as The National Bank of Australasia. The Group has expanded its banking activities in Australia and overseas through a combination of organic growth and acquisitions. Over the past decade, the Group has diversified the geographic range of its activities by acquiring regional banks in the United Kingdom, the Republic of Ireland ("Ireland"), New Zealand and the United States, as well as a significant mortgage originator and servicing company in the United States. The Group owns full service banks in all of these markets, and is continuing to develop the banking and financial service activities of each bank within its respective regional market. The acquisition of operations outside Australia has reduced the Group's dependence on any single economy and has significantly diversified the Group's asset base and earnings streams. From an operation based almost entirely in Australia in 1986, the Group now has 51% of its assets outside Australia which generated over 47% of the Group's operating profit after tax, goodwill and abnormal items for the nine months to June 30, 1998.

             SUMMARY OF CERTAIN CONSOLIDATED FINANCIAL INFORMATION

                                        SIX MONTHS ENDED MARCH 31,                     YEAR ENDED SEPTEMBER 30,
                               --------------------------------------------  --------------------------------------------
                                  1998         %         1997         %         1997         %         1996         %
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------

                                                           (IN MILLIONS, EXCEPT PERCENTAGES)
GEOGRAPHICAL
ASSETS
Australia....................  A$ 116,397       49.9% A$ 100,799       53.3% A$ 107,573       53.3% A$  93,998       54.1%
Europe.......................      57,237       24.5      45,858       24.2      47,273       23.4      39,748       22.9
New Zealand..................      20,914        9.0      19,465       10.3      20,674       10.2      18,927       10.9
United States................      26,954       11.6      14,213        7.5      16,825        8.3      14,433        8.3
Asia.........................      11,680        5.0       8,864        4.7       9,624        4.8       6,604        3.8
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               A$ 233,182      100.0% A$ 189,199      100.0% A$ 201,969      100.0% A$ 173,710      100.0%
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
OPERATING REVENUE
Australia....................  A$   4,331       46.9% A$   4,148       52.7% A$   8,428       52.1% A$   8,144       54.5%
Europe.......................       2,551       27.6       1,877       23.9       3,982       24.6       3,382       22.6
New Zealand..................       1,048       11.4       1,023       13.0       2,017       12.5       1,920       12.9
United States................         852        9.2         592        7.5       1,228        7.6       1,117        7.5
Asia.........................         455        4.9         227        2.9         516        3.2         377        2.5
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               A$   9,237      100.0% A$   7,867      100.0% A$  16,171      100.0% A$  14,940      100.0%
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
OPERATING PROFIT BEFORE TAX
Australia....................  A$     788       54.5% A$   1,096       62.7  A$   2,026       61.1% A$   2,045       66.8%
Europe.......................         361       25.0         350       20.0         749       22.6         545       17.8
New Zealand..................         135        9.3         160        9.1         276        8.3         234        7.6
United States................         132        9.1         128        7.3         235        7.1         215        7.0
Asia.........................          30        2.1          16        0.9          30        0.9          23        0.8
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               A$   1,446      100.0% A$   1,750      100.0% A$   3,316      100.0% A$   3,062      100.0%
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
OPERATING PROFIT AFTER TAX,
  ABNORMAL ITEMS AND OUTSIDE
  EQUITY INTERESTS
Australia....................  A$     520       54.3% A$     721       63.3% A$   1,329       59.8% A$   1,448       68.9%
Europe.......................         246       25.7         215       18.9         488       22.0         341       16.2
New Zealand..................          97       10.1         113        9.9         197        8.9         161        7.7
United States................          74        7.7          75        6.6         181        8.1         131        6.2
Asia.........................          21        2.2          15        1.3          28        1.2          21        1.0
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               A$     958      100.0% A$   1,139      100.0% A$   2,223      100.0% A$   2,102      100.0%
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------
                               ----------  ---------  ----------  ---------  ----------  ---------  ----------  ---------

OPERATING STRUCTURE

    In April 1998 the Group announced a new operating structure which is being progressively implemented, and which aims to achieve the Group's goal of becoming a leading international financial services group. The Group's new business operating structure has four key elements:

        1. A series of customer focused retailers, dedicated to meeting the needs of personal and business customers with a range of products sourced from both inside and outside the organization.

        2. Shared customer service operations centralizing the common business unit functions, such as technology, operations and processing, and telephone banking.

        3. Product specialists developing financial products at the lowest possible cost. HomeSide Inc., based in Florida and acquired in February 1998, is the Group's first international product specialist.

        4. A streamlined corporate office focused on Group strategy, policy and corporate governance.

    The Group's retail activities (personal and business clients) are under the control of the Executive General Manager, Business and Personal Financial Services. The Executive General Manager, Products and Services controls the various specialist and shared service activities. Technology services for the Group worldwide are managed by the Chief Information Officer. Global Wholesale Financial Services, led by an Executive General Manager, manages corporate and institutional relationships on a global basis to address the unique needs of these clients. Finally, an Executive General Manager manages HomeSide's mortgage banking activities.

    The customer focused retailers are operated and managed at a regional level, and comprise the main banking and financial services companies operating principally in Australia, New Zealand, the United Kingdom, Ireland and the United States. These regional units maintain common global standards for customer segmentation and other sales and service management principles.

    The Group's three main regions are Asia Pacific (comprising Australia, New Zealand and Asia), Europe (including the United Kingdom and Ireland) and the United States. The following review of operations and the discussion under "Management's Discussion and Analysis of Financial Condition and Results of Operations" is presented on a basis consistent with that presented in the Group's March 31, 1998 results and does not reflect the Group's new business structure.

RETAIL OPERATIONS

    AUSTRALIA

    The Group's Australian business (the "National") offers a range of banking and financial services for both personal and business customers. Personal financial services offered include mortgage lending, credit cards, savings and transaction accounts and personal loans. Business financial services include term and overdraft lending, trade finance, leasing, invoice discounting, fleet management services, payment services and equity financing. In addition to its traditional banking products, the National provides a range of other financial services through its wholly owned subsidiary, National Australia Financial Management Limited. Services provided include personal financial planning, life and disability insurance, superannuation (pensions), a range of managed investment funds, business superannuation and income protection insurances. The National also offers custody and trustee services to its retail and corporate customers.

    In fiscal year 1997, the National's total Australian banking operations earned an operating profit after tax and outside equity interests in Australia of $1,143 million, representing a return on assets of 1.3% for the fiscal year ended September 30, 1997. For the six months ended March 31, 1998, the National's operating profit after tax and outside equity interests was $634 million, representing a return on assets of 1.1% for such six-month period. The National's cost-to-income ratio for the six months ended March 31, 1998 was 53.8% compared to 51.5% for the six months ended March 31, 1997. Through the 1997 fiscal year, the National increased its market share in key segments, including the home lending market, and experienced strong growth in its custody, trustee, funds management and protection insurance business.

    The National has a large personal customer base, with approximately three million customers. Services are provided through a range of outlets, including agencies, branches and business banking centers. Customers can also access the bank through a variety of electronic mediums including telephone banking, Automatic Teller Machines and Electronic Point of Sale devices. The National is progressively reconfiguring its distribution network to reduce its reliance on the branch network while improving customer access through electronic mediums.

    The National is the largest provider of business banking services in Australia and the largest financier to the rural sector. The Company believes that the National's strong position in business markets is the result of carefully targeted initiatives over a number of years, including the development of a network of more than 219 specialist business banking outlets. Wholesale funds management activities are provided through National Australia Asset Management Limited and the recently acquired County Investment Management Limited.

    As a result of significant deregulation of the Australian financial system over the last 15 years, the financial services marketplace in Australia consists of a number of diverse institutions offering a wide variety of services. The four major commercial banks (of which the National is the largest in terms of total assets) continue to dominate banking services although a number of regional banks, building societies, finance companies, investment banks and mortgage originators have targeted niches in selected geographic and product markets creating a highly competitive environment. Insurance companies are also a major force in the Australian financial system and have recently begun to broaden their range of products from insurance, managed investments and superannuation (pensions) to compete in the banking industry's traditional markets. Similarly, the major commercial banking groups, including the Company, are now offering life insurance, managed investments and superannuation funds to retail customers and more recently have been relatively successful in attracting an increasing proportion of new investment funds.

    Management expects competition in the National's business activities to intensify further, placing continued pressure on interest margins. It believes, however, that the National is well positioned in the core banking and financial services markets due to its strong retail franchise, focus on tailoring products to individual needs and its growing financial services activities.

    NEW ZEALAND

    Bank of New Zealand ("BNZ") was acquired by the Group in 1992. It is the second largest financial institution in New Zealand in terms of assets, with 5,124 full-time equivalent staff and 220 outlets at September 30, 1997. BNZ offers a comprehensive range of banking and financial services to personal and business customers. BNZ's total assets were $21.4 billion as at March 31, 1998.

    In fiscal year 1997, BNZ earned a net operating profit after tax and outside equity interest of A$297 million, an increase of 6.5% over the previous fiscal year. BNZ achieved higher lending volumes in personal and business lending markets and its cost-to-income ratio (excluding restructuring costs) decreased from 58.0% to 56.5% over the previous fiscal year. For the six months ended March 31, 1998, BNZ's net operating profit after tax and outside equity interests was $140 million, a decrease of 18.6% from the six months ended March 31, 1997, and its cost-to-income ratio (excluding restructuring costs) increased from 53.1% for the six months ended March 31, 1997 to 57.1% for the six months ended March 31, 1998. BNZ's distribution network is being reconfigured resulting in a reduction in the number of traditional branches, the establishment of specialized branches for business customers and the further development of other distribution mediums such as telephone banking and 24 hour drive-through outlets.

    UNITED KINGDOM AND IRELAND

    The Group's retail operations in the United Kingdom and Ireland comprise four regional banks and a life insurance company. These investments make the Group the second largest foreign owned banking and financial services group in the region in terms of assets, with more than 800 outlets and four million customers.

    The Group's regional banks in the United Kingdom are Clydesdale Bank in Scotland, Yorkshire Bank in northern England and Northern Bank in Northern Ireland. The Group also owns National Irish Bank in Ireland. All four banks offer a comprehensive range of banking and financial services in their respective markets. These banks benefit from the provision of shared services on a regional basis for Europe, which provides a central support infrastructure for functions such as technology, telephone banking, collections and recoveries and marketing. These initiatives have significantly improved the efficiency and co-ordination of the Group's European operations.

    Clydesdale Bank is the third largest bank in Scotland in terms of assets, with total assets of $18.7 billion at March 31, 1998. It had 332 outlets and 4,684 full-time equivalent staff at September 30, 1997. In fiscal year 1997, net operating profit was $211 million, an increase of 30.2% over fiscal year 1996. Clydesdale Bank achieved strong growth in business markets during fiscal year 1997 while its cost-to-income ratio (excluding re-structuring costs) improved to 53.8% from 57.7% in fiscal year 1996. For the six months ended March 31, 1998, Clydesdale Bank's net operating profit was $120 million, an increase of 37.9% over the six months ended March 31, 1997, and its cost-to-income ratio (excluding restructuring costs) improved to 52.5% for the six months ended March 31, 1998 from 56.1% in the corresponding period in the previous year.

    Yorkshire Bank operates through 304 outlets in the north of England and the Midlands with 6,139 full-time equivalent staff at September 30, 1997. At March 31, 1998, it had total assets of $12.7 billion. Net operating profit increased in 1997 compared to the previous fiscal year by 42.8% to $227 million. Although the underlying performance was sound, net profit was adversely affected by an increase in the provision for doubtful debts. The Bank has continued to be successful in its traditional markets with good growth in loans (up 16.8% from September 30, 1996) and deposits (up 22.3% from September, 30 1996) as well as experiencing improvements in asset finance, business banking and mortgage lending. For the six months ended March 31, 1998, Yorkshire Bank's net operating profit was $171 million, an increase of 54.1% over the six months ended March 31, 1997. Growth in loans (up 21.1% from the six months ended March 31, 1997) and deposits (up 27.6% from the six months ended March 31, 1997) continued during the period. Yorkshire Bank's cost-to-income ratio for the six months ended March 31, 1998 was 51.9% compared to 51.4% for the six months ended March 31, 1997.

    Northern Bank is the largest bank in Northern Ireland, in terms of assets, with total assets of A$7.7 billion at September 30, 1997. It has 107 outlets throughout Northern Ireland and 2,299 full-time equivalent staff. In 1997, net operating profit increased by 22.7% over the previous fiscal year to A$119 million, and its cost to operating income ratio (excluding restructuring costs) improved to 51.9% from 54.8% in 1996. The Bank also achieved a 25.6% increase in housing lending volumes and a significant reduction in the charge for doubtful debts.

    National Irish Bank had 65 outlets in Ireland and 824 full-time equivalent staff at September 30, 1997, and assets of $3.5 billion at March 31, 1998. A successful expansion in business banking was achieved in fiscal year 1997, net operating profit increased 22.2% over the previous fiscal year to $33 million. For the six months ended March 31, 1998, National Irish Bank's net operating profit was $21 million, an increase of 61.5% over the six months ended March 31, 1997. The Bank's cost-to-income ratio also improved to 59.8% during that period from 65.0% for the corresponding period in the previous year.

    In 1995, the Group established National Australia Life Limited ("National Australia Life") to provide a selected range of life insurance and investment products. These are marketed by Clydesdale Bank, Yorkshire Bank and Northern Bank as an integrated part of each Bank's product and service range. The Group intends to improve its non-interest income in the United Kingdom through further penetration of National Australia Life products into the existing customer base.

    The Group's United Kingdom banking subsidiaries also operate a number of finance and leasing businesses, including: Clyde General Finance Limited (Clydesdale Bank); Northern Bank Factors Limited and Northern Bank Leasing Limited (Northern Bank); and Yorkshire Bank Finance Limited and a number of leasing entities (Yorkshire Bank). Other specialized service entities include Northern Bank Executor and Trustee Company Limited.

    UNITED STATES

    In the United States, the Group provides financial services through Michigan National Bank ("MNB"), which was acquired in November 1995 and is the principal subsidiary of the Michigan National Corporation. It is currently the fourth largest bank in Michigan and the 63rd largest bank in the United

States, in each case, in terms of total assets as of December 31, 1997. MNB had total assets of $14.2 billion at March 31, 1998, and 3,639 full-time equivalent staff as of September 30, 1997.

    MNB offers a full range of banking and financial services for commercial, small business, and personal customers. It operates through 190 financial service centers (including 21 supermarket financial service centers) as of September 30, 1997 and a broad ATM network across the state of Michigan. MNB also provides a highly efficient telephone banking service that enables customers to open accounts, apply for loans and conduct transactions over the phone.

    Net profit in MNB increased 29% in fiscal year 1997 to $222 million (before amortization of goodwill) (after annualizing fiscal year 1996 net income) driven by strong growth in small business and robust fee income. In fiscal year 1997, fee income represented 33% of total revenue. Its cost-to-operating income ratio was 55.7% for such fiscal year. For the six months ended March 31, 1998, MNB's net profit was $99 million, an increase of 7.6% over the six months ended March 31, 1997. Its cost-to-income ratio for the period was 58.6% compared with 54.4% for the corresponding period in the prior year.

    The Group also has a branch in New York which supports Group customers doing business in the United States and markets its services to U.S. companies with operations in Australia, New Zealand, the United Kingdom and Ireland. A New York treasury unit raises United States dollar funding for the Group and assists in providing the global treasury needs of the Group's customers.

    ASIA

    From its regional headquarters in Hong Kong, the Group operates seven branches and four representative offices in Asia's major business capitals. More than 291 full-time equivalent staff at March 31, 1998 were employed across the region. The Group has recently established a further three offshore banking units to facilitate the provision of corporate banking services to Group customers.

    The Group's outlets in Asia provide international trade finance and treasury services, primarily to companies which participate in trade flows between Asia and the Group's key markets of Australia, New Zealand, the United Kingdom and Ireland, and the United States. The Group offers selected retail banking and financial services in Hong Kong.

    In fiscal year 1997, the Asia group contributed $28 million to, or 1.2% of, the Group's consolidated operating profit after tax and outside equity interests. For the six months ended March 31, 1998, the Asia group contributed $21 million to, or 2.2% of, the Group's consolidated operating profit after tax and outside equity interests. For a discussion of the Group's exposure to Asia, see "Recent Developments-- Third Quarter Results--Asian Exposure".

GLOBAL BUSINESS

    WHOLESALE OPERATIONS

    In 1997 the Group established a Global Wholesale Financial Services Unit ("GWFS"), combining the management of the Group's capital markets, corporate banking, foreign exchange, money market and project and structured finance operations into a single strategic business unit. GWFS is focused on managing the Group's relationships with corporate and institutional customers in addition to providing market making activities in traditional treasury products. Regional operations are maintained in Australia, New Zealand, the United States, Europe and Asia and provide support to the Group's retail operations in each of these markets. GWFS operates in 21 financial centers within these 5 regions.

    HOMESIDE

    On February 10, 1998, the Group finalized the acquisition of HomeSide Inc. ("HomeSide"), one of the largest originators and servicers of mortgages in the United States. Based in Jacksonville, Florida,

HomeSide was formed from the merger of the mortgage operations of the Bank of Boston and Barnett Banks in a transaction designed to create the necessary scale to remain competitive in the highly efficient United States mortgage processing business.

    Collecting mortgages from a variety of sources, including brokers and a network of correspondent banks, HomeSide manages the total mortgage process from originating loans and collecting repayments through to the creation of mortgage backed securities which are sold in the secondary market. At March 31, 1998, HomeSide was the 4th largest originator and the 7th largest servicer of mortgages in the United States and by industry standards is considered one of the most efficient operators in the mortgage market.

    The acquisition of HomeSide is also an important step in transforming the Group under its new operating structure. It is the first of the Group's international product specialists.

    On April 2, 1998, the Group announced another major step in the building of its international mortgage business with HomeSide entering into a strategic alliance with Banc One to buy a significant portion of its residential mortgages over the next five years. HomeSide also signed an agreement to acquire the servicing rights to a significant proportion of Banc One's existing mortgage portfolio. The addition of Banc One's mortgages has given HomeSide a mortgage servicing portfolio of approximately US$117 billion representing approximately
1.2 million loans.

VISION AND STRATEGY

    The Group is focused on building a leading international financial services group. This vision is being pursued through a strategy of controlled growth and diversification of income streams.

    The Group's growth strategy is being achieved through a mixture of organic expansion and acquisitions within its core markets of Australia and New Zealand, as well as in the United Kingdom, Ireland, the United States and Asia. Organic growth has been achieved to date through the Group's retail financial service franchises supported by a strong customer orientation and brand position. This growth has been facilitated through the development of the Group's financial services activities, including life and other insurance products, funds management, custodian and trustee operations and wholesale financial services.

    The Group's acquisition strategy has generally been aimed at enhancing the Group's position within its chosen markets through the purchase of retail banks with strong retail customer franchises. The Group's ability to participate in further rationalization of the banking industry in Australia has been constrained to date by the continued prohibition of the merger of major banks in Australia as a result of Commonwealth Government policy. In the event that such Government policy changed it would be part of the Group's strategy to seek to extend its position in Australia through acquisition or merger at the appropriate time. More recently the Group's strategy has also focused on building key capabilities to improve efficiency and derive more value from existing operations (E.G. mortgage servicing and funds management), developing critical mass in selected financial services activities (E.G. funds management and insurance) and considering opportunities to expand the Group's participation in selected banking operations in the Asian region.

    The Group has also been actively diversifying its non-interest income streams to reduce its reliance on margin income. Improved cost recovery of traditional banking services and an expansion of the Group's financial services activities have been the principal contributors to an increase in the Group's other operating income. As a result of these efforts, for the nine months ended June 30, 1998, over 39.5% of the Group's operating income was derived from non-interest sources.

RECENT DEVELOPMENTS

    THIRD QUARTER RESULTS

    REVIEW OF OPERATIONS

    The Group's operating profit before abnormals of $619 million for the three months ended June 30, 1998 was 7.5% higher than the three months ended March 31, 1998 and 22.8% higher than the corresponding period in the prior year. Over the three months ended June 30, 1998, the Group continued to post significant gains in its core income streams while keeping cost increases to a modest 1.5%.

    For the nine months ended June 30, 1998, operating profit before abnormals increased by 5.2% to $1,728 million from $1,643 million for the nine months ended June 30, 1997.

    Underlying profit increased by 12.5% to $3,099 million for the nine months ended June 30, 1998 from $2,755 million for the nine months ended June 30, 1997.

    The results reflect the Group's continued efforts to diversify its income streams across geographies and business lines. The acquisition of HomeSide on February 10, 1998 has particularly assisted in this regard. As a result, for the three months ended June 30, 1998, 41.8% of net income was derived from non-interest sources and 49.1% of the Group's operating profit after tax was generated outside Australia.

    During the nine months ended June 30, 1998, the Group booked restructuring costs of $241 million ($159 million after tax). Over the past year, the Group has focused on improving its distribution network and has identified the need to restructure this network and its workforce. The restructuring charge has been classified as an abnormal item due to its size and effect on the Group's results.

    For the three months ended June 30, 1998, operating profit after tax and abnormal items was $611 million representing a $175 million or 40.1% increase over the three months ended March 31, 1998. Operating Profit after tax and abnormal items was $1,569 million for the nine months ended June 1998, a 4.5% decrease from $1,643 million for the nine months ended June 30, 1997.

    NET INTEREST INCOME

    Net interest income increased by 4.9% for the three months ended June 30, 1998 over the three months ended March 31, 1998 reflecting a 6.4% increase in loans and advances and a relatively flat margin performance. Strong lending growth was evident for the June 1998 quarter in:

    - housing lending, up by 4.8% over the three months ended March 31, 1998;

    - lease financing, up by 8.5% over the three months ended March 31, 1998;

    - credit cards, up by 6.2% over the three months ended March 31, 1998.

    Net interest margin for the three months ended June 30, 1998 of 3.1% was unchanged from the March 1998 quarter.

    Movements in exchange rates between the Australian dollar and the British pound, Irish pound and United States dollar also increased the balance of loans and advances outstanding. Excluding exchange rate movements, loans and advances increased by 3.5% over the three months ended March 31, 1998.

    For the nine months ended June 30, 1998, net interest income increased by $314 million or 7.9%. Of this increase, $256 million was attributable to exchange rate movements.

    OTHER OPERATING INCOME

    Other operating income increased by 12.5% to $1,060 million from $942 million in the three months ended March 31, 1998. This increase reflects the inclusion of HomeSide for a full quarter (compared to a 7 week contribution in the three months ended March 31, 1998), increases in banking fees, and a further increase from the Group's financial services activities.

    The increase in other operating income was primarily due to:

    - the inclusion of an additional $29 million in mortgage servicing fees by HomeSide;

    - loan fees from banking which increased by 8.5%;

    - money transfer fees which increased by 8.8% reflecting changes in fee structures in New Zealand;

    - a 47.9% rise in trading income the result of increased financial market volatility and turnover. The largest contributions originated from Australia, New Zealand and New York;

    - other income which increased by 6.1% largely due to $45 million in mortgage origination and other income collected by HomeSide.

    The increase in operating income for the quarter was achieved despite the inclusion in the three months ended March 31, 1998 results of $31 million in profit on sale of properties, $29 million for the annual contribution from the personal loan insurance commissions in Yorkshire Bank, and dividends from strategic investments.

    In the nine months ended June 1998, other operating income increased by 32.6%. Excluding exchange rate movements and HomeSide, other operating income still increased by 14.5% demonstrating the success the Group has achieved in reducing its reliance on interest income.

    OTHER OPERATING EXPENSES

    Other operating expenses increased by 1.5% to $1,329 million over the three months ended June 30, 1998 from $1,310 million in the three months ended March 31, 1998. The tight control of costs reflects a rigorous approach to expenses since the beginning of the calendar year and the benefits of the Group's restructuring program which are just beginning to be realized.

    The Group's cost to income ratio for the three months ended June 30, 1998 was 52.4%, below the 55.8% for the three months ended March 31, 1998 and 54.3% for the previous corresponding period.

    Personnel costs for the three months ended June 30, 1998 increased by 2.3% or $17 million. This increase reflects the impact of the Australian enterprise bargaining agreement increase in April, the inclusion of HomeSide for a full quarter and exchange rate movements. Staff numbers declined by 0.9% between March 31, 1998 and June 30, 1998.

    Occupancy costs increased by 8.6% over the three months ended June 30, 1998. This increase is largely attributable to higher rental costs on properties sold and leased back late in the three months ended March 31, 1998 and the inclusion of HomeSide for a full quarter.

    General expenses declined by 1.8% over the three months ended June 30, 1998. Most expense lines within this category were little changed over the quarter except for exchange rate movements and the inclusion of HomeSide.

    Total other operating expenses increased by 19.6% to $3,868 million for the nine months ended June 30, 1998 from $3,234 million for the nine months ended June 30, 1997. Of this increase, $396 million was attributable to exchange rate movements over the period, and the inclusion of HomeSide and County Investment Management. Excluding these impacts, other operating expenses increased by 7.4%.

    PROVISIONS FOR DOUBTFUL DEBTS

    The doubtful debt charge for the three months ended June 30, 1998 was $202 million, $54 million higher than the three months ended March 31, 1998. The charge represented a $155 million specific provision charge and a $47 million general provision charge.

    Higher specific provisions were recorded in Australia, Europe and the United States while the absence of significant write backs in the Bank of New Zealand caused an increase in the New Zealand charge. Additional specific provisions, albeit modest, were also required in Asia.

    The general provision charge of $47 million for the three months ended June 30, 1998 was $26 million higher than the previous corresponding period and partly reflects the strong growth in loan volumes. The general provision balance as a percent of risk weighted assets is now 0.51%.

    Specific provision coverage of non-accrual loans increased from 46.4% at September 30, 1997 to 48.4% at June 30, 1998, with the total provisioning coverage (including both specific and general provisions) exceeding 100%.The doubtful debts charge for the nine months ended June 30, 1998 was $243 million higher than the previous corresponding period.

    CAPITAL

    The Group's Tier 1 capital ratio increased from 5.8% at March 31, 1998 to 5.9% at June 30, 1998. Tier 2 capital declined marginally over the three months ended June 30, 1998 to 2.9% reflecting the reduction in the asset revaluation reserve from the further sale of properties and the growth in risk weighted assets.

    ASSET QUALITY

    Total gross impaired assets increased by $191 million during the three months ended June 30, 1998. Increases were recorded in Australia, New Zealand, the United States and Asia.

    The Group's impaired asset portfolio remains modest, with the ratio of gross non-accrual loans to risk weighted assets increasing to 0.81% at June 30, 1998 from 0.76% at March 31, 1998.

    ASIAN EXPOSURES

    The Group's aggregate exposure to Asia amounted to $14.8 billion at June 30, 1998, a 10.2% decline from $16.5 billion at March 31, 1998. Gross impaired assets in Asia increased by $8 million between March 31, 1998 and June 30, 1998 to A$41 million, representing 0.3% of shareholders equity.

    EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

    The next stage of the process of EMU will commence on January 1, 1999 with the introduction of a new single currency--the euro--in eleven countries of the European Union. The introduction of the euro is expected to make significant changes to European businesses by increasing competition, reducing transaction costs and eliminating exchange rate exposures. In common with other banks and financial institutions operating in Europe, the Company is considering the opportunities and challenges provided by the introduction of the euro. The Company has also established a program to address its effect on the business and operations of the Group. The EMU program was established in May 1997 and involves a review of the Group's operations worldwide to identify areas affected and to manage the transition with minimum disruption to customers. The EMU program is addressing each of those impacts and the Company does not expect EMU to have a material adverse effect on its business. However, it is not possible to predict all possible strategic practical implications of EMU and there may be other key potential impacts. Where the Group is relying on third parties to provide EMU related services there can be no guarantee that they will provide those services in a timely manner, but it is not expected that the late provision of those services will disrupt materially the Group's operations during the transition period. See "Management's Discussion and Analysis of Financial Condition and Results of Operation--European Economic and Monetary Union."

    YEAR 2000

    In common with many business users of computers around the world, the Company has investigated to what extent the date change from 1999 to 2000 may affect its businesses. The Company has established a program designed to ensure that the impact of the change to 2000 on the Group and its customers is minimized. The Company's program involves an extensive review of the Group's operations and scoping the work that needs to be completed to minimize any potential impact. This includes reviewing the possible effects on the Group arising out of how third parties manage their transition to 2000. While working to ensure that the Company's primary objective of business as usual before, during and through 2000 is achieved, there can be no guarantee that its Year 2000 Program will be successful in all respects or that the date change from 1999 to 2000 will not materially affect the business in some form. See "Management's Discussion and Analysis of Financial Condition and Results of Operation--Year 2000."

    SENIOR MANAGEMENT CHANGES

    On July 28, 1998, the Group announced that Mr. Don Argus will stand down from his current positions of Managing Director and Chief Executive Officer towards the end of the first half of calendar 1999, and that Mr. Frank Cicutto has been appointed Executive Director and Chief Operating Officer of the Group effective immediately. The timing of this transition is consistent with the arrangements that Mr. Argus and the Group's Board of Directors had previously established and with the succession planning process applied by the Group in previous leadership transitions.

    ADOPTION OF DYNAMIC PROVISIONING METHODOLOGY

    On September 10, 1998, the Group announced that, effective September 30, 1998, the Group will adopt a dynamic provisioning methodology for its loan loss provisions.

    Following a 12 month review of its provisioning policy, the Group's decision to adopt a dynamic provisioning methodology brings the Group into line with US and Australian industry best practice.

    Under the Group's dynamic provisioning methodology, the level of losses expected to be incurred on existing credit commitments over their remaining term is estimated. Accordingly, when a potential credit exposure is established there is an immediate requirement to establish a dynamic provision. Credit commitments include not only drawn down amounts, but also undrawn commitments.

    The operation of the Group's dynamic provisioning methodology is such that when individual loans are classified as non-accrual and a loss is anticipated, specific provisions will be increased by making a transfer from the general provision for the specific provision required. The general provision is then adjusted based on the remaining portfolio of performing credit exposures.

    On initial application of dynamic provisioning, the existing general provision will be tax effected and a future income tax benefit of approximately $470 million will be recognized. The general provision will be grossed up by a corresponding amount. This change will be effected through the balance sheet.

    For the three months ended September 30, 1998, a charge necessary to bring the tax effected general provision to the required level under dynamic provisioning will be reflected in the profit and loss statement as an abnormal charge with a related tax credit. The net impact on the profit and loss statement upon initial adoption will be approximately $250 million. The actual profit and loss impact will depend upon the final balance of credit commitments as at September 30, 1998, as well as on foreign exchange rates prevailing at that date. It will be reflected in the Group's full year profit announcement on November 5, 1998.

    Charges to the profit and loss account in respect of the general provision up until adoption of dynamic provisioning are to be recognized in line with the existing methodology. Comparative figures have not been restated to reflect the change in methodology.

                       THE ADSS AND THE PREFERENCE SHARES

ADSs.........................  Each ADS will represent two Preference Shares of the
                               Company, each of which has a liquidation preference of
                               US$12.50 per Preference Share (equivalent to US$25 per ADS).
                               Each term not defined herein has the meaning as defined in the accompanying TrUEPrS Prospectus.

Dividends....................  No dividends will accrue or be paid on the Initial
                               Preference Shares. On the Conversion Date (as defined
                               herein), each Initial Preference Share will automatically
                               convert into one Dividend Paying Preference Share with the dividend rights described below. With the exception of these conversion rights, the dividend rights and rights associated with such dividend rights, and that the Dividend Paying
                               Preference Shares may be redeemed in part, the terms and
                               conditions of the Dividend Paying Preference Shares will be identical to those of the Initial Preference Shares, and
                               from and after such conversion the ADSs will represent the
                               Dividend Paying Preference Shares. For convenience of
                               reference, the Initial Preference Shares and the Dividend
                               Paying Preference Shares are sometimes referred to herein as the "Preference Shares".

                               The Dividend Paying Preference Shares will accrue
                               non-cumulative dividends in U.S. dollars at the rate of
                               US$1.00 per share per annum. Such dividends will be payable, if and when declared by the Board of Directors out of
                               profits legally available therefor, quarterly in arrears in an amount equal to US$.25 per Preference Share per quarter on March 31, June 30, September 30 and December 31 of each year commencing on or after the Conversion Date and prior to the date of redemption, Buy-Back or Capital Reduction of the
                               Dividend Paying Preference Shares (each, a "Dividend Payment
                               Date") to holders of record as of the immediately preceding
                               March 15, June 15, September 15 and December 15 (each, a
                               "Record Date"), respectively. Such dividends will begin to accrue from and including the last Interest Payment Date on the Debt Securities (each as defined in the accompanying
                               TrUEPrS Prospectus) prior to the Conversion Date. The
                               Interest Payment Dates for the Debt Securities are the same days of the year as the Dividend Payment Dates for the
                               Dividend Paying Preference Shares, although the Interest
                               Payment Dates will always occur prior to the Conversion Date and the Dividend Payment Dates will always occur on or after the Conversion Date. If the Company does not pay on any
                               Dividend Payment Date all or any part of the accrued
                               dividends for the quarterly dividend period ending on such
                               Dividend Payment Date, then the holders of ADSs or the
                               Dividend Paying Preference Shares will have no claim in
                               respect of such non-payment and the Company will have no
                               obligation to pay such dividends or any part of such
                               dividends (or to pay any interest thereon), whether or not dividends on the Dividend Paying Preference Shares are paid in the future. See "Description of the Preference
                               Shares--Dividend Rights."

                               The conversion from Initial Preference Shares to Dividend
                               Paying Preference Shares should not be affected by
                               insolvency or like events. However, in the event that it was not possible to lawfully effect the conversion in such
                               circumstances, the other terms and conditions of the Initial
                               Preference Shares will remain unaffected, including the
                               liquidation preference described below.

Liquidation Preference.......  Upon any liquidation of the Company, the Company will pay a liquidation preference out of surplus assets equal to
                               US$12.50 per Preference Share (equivalent to US$25 per ADS);
                               PROVIDED, HOWEVER, that if it is not possible to make such payment in US dollars, payment will be made in Australian
                               dollars in an amount equal to such amounts based on the Noon
                               Buying Rate on, or as close as possible to, the date of
                               payment. If payment is to be made in Australian dollars an additional amount estimated to cover the estimated charges and expenses of the conversion of the Australian dollar
                               amount equivalent to the payment into US dollars will also be paid.
Conversion Event.............  Upon the earliest occurrence of any of the following dates or events (each, a "Conversion Event"), each Initial
                               Preference Share will automatically convert into a
                               non-cumulative Dividend Paying Preference Share as provided above under "--Dividends" as of the Conversion Date
                               applicable to such Conversion Event (as specified herein).

                               (i)        December 31, 2047;

                               (ii)       any date selected by the Company in its absolute
                                          discretion;
                               (iii)      the failure of the Trust to receive for any reason on
                                          or within three Business Days (as defined herein) after
                                          an Interest Payment Date the interest then due on the
                                          Debt Securities in full without deduction or
                                          withholding for any taxes, duties or other charges;

                               (iv)       the Total Capital Adequacy Ratio or the Tier 1 Capital
                                          Ratio (each as defined herein) of the Company (either
                                          as reported quarterly by the Company to the applicable
                                          Regulatory Authority or as determined at any time by
                                          the applicable Regulatory Authority in its absolute
                                          discretion) is below 8% or 4%, respectively (or, in
                                          each case, such lesser percentage (the "Required
                                          Percentage") as may be prescribed by the applicable
                                          Regulatory Authority for the Company at the time), and
                                          such ratio is not increased by the Company to at least
                                          8% or 4%, respectively, (or such lesser Required
                                          Percentage) within 90 days after the date on which the
                                          Company makes such quarterly report or receives notice
                                          from the applicable Regulatory Authority of such
                                          determination by such Regulatory Authority;

                               (v)        any change in (A) the legal ownership of the securities
                                          (other than the Debt Securities) issued by, (B) subject
                                          to certain exceptions described herein, any provisions
                                          of the constituent

                                          documents of, or (C) the business purpose (or, solely
                                          with respect to the Jersey Charitable Trust, the powers
                                          of the trustees thereof) (as specified in such
                                          constituent documents) of, any of the U.K. Company, the
                                          Jersey Holding Company, the Jersey Charitable Trust or
                                          the Jersey Subsidiary;

                               (vi)       any change in the business purpose of the Distribution
                                          Trust (as specified in the constituent documents
                                          thereof);

                               (vii)      the common securities of the Distribution Trust cease
                                          to be wholly owned, directly or indirectly, by the
                                          Company or a direct or indirect wholly owned subsidiary
                                          or branch of the Company;

                               (viii)     the USLLC ceases to be a direct or indirect
                                          wholly-owned subsidiary or branch of the Company;

                               (ix)       any NAB Borrower ceases to be the Company, a direct or
                                          indirect wholly owned subsidiary or a branch of the
                                          Company;

                               (x)        certain events of bankruptcy relating to the Company,
                                          the UK Company, the Jersey Holding Company, the Jersey
                                          Charitable Trust, the Jersey Subsidiary, the
                                          Distribution Trust, the USLLC or any NAB Borrower, or
                                          the dissolution of the Trust in accordance with the
                                          terms of its Declaration of Trust or for any other
                                          reason; and

                               (xi)       the Collateral Agent fails, at any time, to have a
                                          valid first, perfected and enforceable security
                                          interest in, and lien on, the Jersey Preference Shares
                                          and the ADSs, and, in each case, any redemption
                                          proceeds from any of the foregoing, and such failure is
                                          not remedied on or before 10 Business Days after
                                          written notice of such failure is given to the U.K.
                                          Company or the Jersey Subsidiary, as the case may be,
                                          by the Collateral Agent as contemplated by the Security
                                          and Pledge Agreements.

                               Notwithstanding the foregoing, (i) the USLLC or any NAB
                               Borrower may, with the consent of the Distribution Trust or the USLLC, respectively, assign all or any portion of the
                               Distribution Loan or any NAB Loan, respectively, and (ii)
                               the Distribution Trust or the USLLC may replace all or any portion of the Distribution Loan or any NAB Loan,
                               respectively, with another loan, in each case under (i) or
                               (ii), to the Company or to one or more direct or indirect
                               wholly-owned subsidiaries or branch offices of the Company, in which case (a) the Company or such other subsidiary or
                               branch office will take the place of the USLLC or such NAB
                               Borrower, as applicable, and such loan shall be deemed to be the Distribution Loan or such NAB Loan, as applicable, and
                               (b) any such action will not constitute a Conversion Event.

Exchange Event...............  An "Exchange Event" means any Conversion Event or the redemption, Buy-Back or Capital Reduction of all the
                               outstanding Initial Preference Shares for cash. Upon the
                               occurrence of any Exchange Event that is a Conversion Event
                               (I.E., any Exchange Event other than a cash redemption,
                               Buy-Back or Capital Reduction of the

                               Initial Preference Shares), the ADSs representing the
                               Dividend Paying Preference Shares will be distributed to the holders of TrUEPrS pursuant to the procedures described in the accompanying TrUEPrS Prospectus (in which case, the
                               Exchange Date (as defined in the accompanying TrUEPrS
                               Prospectus) will be the same as the Conversion Date. In such case, holders of the TrUEPrS shall become the record holders of the ADSs as of the Conversion Date, and the ADRs
                               evidencing such ADSs will be delivered to such holders as
                               soon as practicable following the Conversion Date. Upon the occurrence of any Exchange Event that is not a Conversion
                               Event (I.E., a cash redemption, Buy-Back or Capital
                               Reduction of the Initial Preference Shares), the cash
                               proceeds of the redemption, Buy-Back or Capital Reduction
                               will be distributed to the holders of the TrUEPrS pursuant to the procedures described in the accompanying TrUEPrS
                               Prospectus.

Optional Dividend............  If the Trust fails for any reason to receive in full the interest due on any Interest Payment Date on or within three
                               Business Days after such Interest Payment Date, then such
                               failure will constitute a Conversion Event and dividends on the Dividend Paying Preference Shares will begin to accrue from and including such Interest Payment Date (and not the previous Interest Payment Date). As a result, unless the
                               Company declares and pays the Optional Dividend referred to below, the holders of the TrUEPrS will not receive any
                               dividend payments in respect of the quarterly period ending on such Interest Payment Date and the restrictions described below under "-- Dividend and Repurchase Restrictions" and
                               the special voting rights described below under "--Voting
                               Rights" will apply. Such restrictions and voting rights will not apply if the Company, in its absolute discretion,
                               declares and pays an optional dividend on the Dividend
                               Paying Preference Shares (an "Optional Dividend") in an
                               aggregate amount equal to the amount of interest not so
                               received by the Trust on such Interest Payment Date on or
                               within three Business Days after the Conversion Date (I.E., within seven Business Days after such Interest Payment
                               Date). Any Optional Dividend must be paid pro rata on the
                               outstanding Dividend Paying Preference Shares.

Ranking......................  The Preference Shares will rank upon liquidation and, after the Conversion Date will rank as to dividends, senior to the
                               Company's ordinary shares and PARI PASSU with other
                               designated preference shares, if any, of the Company. Upon liquidation, the Preference Shares will rank junior to all liabilities and debts of the Company.

Dividend and Repurchase
  Restrictions...............  If (i) the Company fails to pay in full on any Dividend
                               Payment Date the accrued dividends on the Dividend Paying
                               Preference Shares for the quarterly dividend period then
                               ending or (ii) a Conversion Event occurs as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities on any Interest Payment Date and the
                               Company fails to pay in full an Optional Dividend on the
                               Dividend Paying Preference Shares on or within three
                               Business Days after the Conversion Date, then the Company
                               may not (a) pay any

                               dividends on any other shares of the Company which ranks
                               PARI PASSU with, or junior to, the Dividend Paying
                               Preference Shares or set aside any sum for the payment
                               thereof or (b) repurchase, redeem or otherwise acquire for value legal or beneficial ownership of any shares of the
                               Company or set aside any sum or establish a sinking fund for such purpose, in each case, unless and until since the date of any such failure, the Company shall have paid in full
                               four consecutive quarterly dividend payments on such
                               Dividend Paying Preference Shares.

Additional Amounts...........  Subject to certain exceptions, if a withholding or deduction is made with respect to taxes under the laws of Australia in respect of the payment of dividends on, or that part of any payment resulting from any redemption, Buy-Back or Capital
                               Reduction of, the Preference Shares, which is taken or
                               deemed to be a dividend for the purposes of Australian tax, the Company will also pay an additional amount so that a
                               holder of the Preference Shares is able to receive (if such payment is made) the amount the holder would have received if no such withholding or deduction had been required.

                               There will be no adjustments for franking credits.

Redemption, Buy-Back or
  Capital Reduction..........  With the prior written consent of the applicable Regulatory
                               Authority (if required under the laws or guidelines then
                               applicable), the Preference Shares are subject to (i)
                               redemption, (ii) mandatory repurchase ("Buy-Back") or (iii)
                               reduction of a portion of the capital of each Preference
                               Share immediately followed by redemption of the remaining
                               capital thereof on the next Business Day following the date of such reduction of capital (such reduction of capital and subsequent redemption are collectively referred to herein as
                               "Capital Reduction"), in each case, by the Company in its
                               absolute discretion (i) prior to the fifth anniversary of
                               the date on which the Initial Preference Shares and ADSs are originally issued (the "Issue Date"), only in the event of the occurrence of a Tax Event, a Registration Event or a
                               Regulatory Event (as such terms are defined herein) and (ii)
                               at any time on or after the fifth anniversary of the Issue
                               Date, in whole or, in the case of a redemption of the
                               Dividend Paying Preference Shares after the Conversion Date, in whole or in part, in each case for a total consideration of US$12.50 per Preference Share (equivalent to US$25 per
                               ADS) plus, in the case of a redemption, Buy-Back or Capital
                               Reduction of the Dividend Paying Preference Shares after the
                               Conversion Date, any unpaid dividends accrued thereon for
                               the period from and including the most recent Dividend
                               Payment Date to but excluding the date of redemption,
                               Buy-Back or Capital Reduction. In the case of redemption,
                               Buy-Back or Capital Reduction of the Initial Preference
                               Shares on or prior to the Conversion Date, no dividends will be payable thereon, but an amount equal to the accrued
                               dividends on the TrUEPrS will be payable on such date as a dividend distribution on the TrUEPrS.

                               Notwithstanding the foregoing, no redemption, Buy-Back or
                               Capital Reduction of the Preference Shares shall be made on or prior to the Conversion Date unless (x) the Company
                               receives opinions of a

                               reputable legal counsel that the consequential redemptions of the Jersey Preference Shares and the Debt Securities will not be subject to any withholding or deduction on account of certain taxes, duties or other charges under the laws of
                               Jersey, Channel Islands or the United Kingdom, respectively or (y) if any such withholding or deductions are payable,
                               the Company pays such additional amounts in connection with such redemption, Buy-Back or Capital Reduction so that the holders of the TrUEPrS receive the same amounts that they
                               would have received had no such withholding or deductions
                               been payable.

Voting Rights................  The holders of Preference Shares will be entitled to vote together with the holders of ordinary shares of the Company, on the basis of one vote per share on any poll, (a) in all cases, with respect to certain matters specified herein and
                               (b) during a Special Voting Period (as defined below) with respect to all matters on which the holders of the ordinary shares of the Company are entitled to vote, in each case to the extent ordinary shareholders are entitled to vote on the same. A "Special Voting Period" is the period from and
                               including (i) any Dividend Payment Date on which the Company fails to pay in full the dividends accrued in respect of the quarterly dividend period then ended or (ii) the fourth
                               Business Day after the Conversion Date occurring as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities unless, prior to such date, the Company has paid in full an Optional Dividend, in each case to but excluding the first Dividend Payment Date
                               thereafter as of which the Company has paid in full four
                               consecutive quarterly dividends on the Dividend Paying
                               Preference Shares. In addition to the foregoing voting
                               rights, the holders of the Preference Shares will have the right to vote separately as a class in certain circumstances involving a variation of their rights. See "Description of the Preference Shares-- Voting Rights" and "--Variation of
                               Rights."

Listing......................  The ADSs and Preference Shares have been approved for listing on the NYSE, subject to official notice of issuance and the occurrence of an Exchange Event.

Ratings......................  The ADSs and the Preference Shares will be rated "a1" by
                               Moody's Investors Service, Inc. and "A" with stable outlook by Standard & Poor's Ratings Service.

                               There can be no assurance that any rating assigned to the
                               ADSs or Preference Shares will not be lowered, qualified or withdrawn by the assigning rating agency if, in its
                               judgement, circumstances so warrant.

                               A security rating is not a recommendation to buy, sell or
                               hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each rating
                               should be evaluated independently of any other rating.

                                USE OF PROCEEDS

    The proceeds to be received from the issue and sale of the ADSs representing the Preference Shares, excluding the underwriting compensation payable by the Company and the Trust to the Underwriters of the TrUEPrS equal to up to US$
 .7875 per ADS as described in the accompanying TrUEPrS Prospectus, are estimated to be US$400,100,000 (or US$460,000,000 if the over-allotment options of the Underwriters of the TrUEPrS are exercised in full). The proceeds will be used to augment the total capital base of the Company, which needs to accommodate the expansion of business operations as a result of general business activity, internal growth and acquisitions. The proceeds will be contributed as capital by the Company to the Distribution Trust as described in the TrUEPrS Prospectus.

                              PLAN OF DISTRIBUTION

    This Prospectus relates to 32,008,000 Preference Shares to be represented by 16,004,000 ADSs, which may be distributed by the Trust to holders of the TrUEPrS issued by the Trust on or as soon as practicable after the Conversion Date. The Trust has granted to the Underwriters of the TrUEPrS a 30-day option to purchase additional TrUEPrS, solely to cover over-allotments, if any. This Prospectus also relates to up to an additional 4,792,000 Preference Shares to be represented by 2,396,000 ADSs which may be distributed by the Trust to the holders of the TrUEPrS issued pursuant to the exercise of the over-allotment options granted by the Trust to the Underwriters of the TrUEPrS.

    The TrUEPrS are offered only by the accompanying TrUEPrS Prospectus. This Prospectus is issued by the Company and relates only to the ADSs and the Preference Shares covered hereby and does not relate to the TrUEPrS. THE COMPANY TAKES NO RESPONSIBILITY FOR ANY INFORMATION INCLUDED IN OR OMITTED FROM THE TRUST PROSPECTUS. THE TRUST PROSPECTUS DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS NOR IS IT INCORPORATED BY REFERENCE HEREIN. Because the TrUEPrS are separate securities issued by the Trust, an investment in the ADSs or the TrUEPrS may have materially different characteristics and risks from a direct investment in the Preference Shares.

                     SUMMARY SELECTED FINANCIAL INFORMATION

    The summary selected consolidated financial data for September 30, 1997, 1996 and 1995 set forth below have been derived from and should be read in conjunction with and are qualified in their entirety by reference to, the Financial Statements contained in the Company's Annual Report on Form 20-F for its fiscal year ended September 30, 1997 (the "1997 Form 20-F"). The Financial Statements have been audited by the Company's independent auditors, KPMG. The selected financial data as of September 30, 1995, 1994 and 1993 and for the fiscal years ended September 30, 1994 and 1993 set forth below have been derived from the audited consolidated financial statements of the Group for the fiscal years ended September 30, 1995, 1994 and 1993, which are not included or incorporated by reference herein. The Group's audited consolidated financial statements are prepared in accordance with Australian GAAP which vary in certain respects from United States generally accepted accounting principles ("US GAAP"). See Note 48 to the Financial Statements in the 1997 Form 20-F for a discussion of the significant differences between Australian GAAP and US GAAP as they apply to the Company for the periods presented therein.

    The summary selected consolidated financial data for March 31, 1998 and 1997 set forth below have been derived from the Company's unaudited financial statements including the notes thereto incorporated by reference herein. The information for such interim periods is unaudited but, in the opinion of the Company, reflects all adjustments (consisting only of non-recurring accruals) necessary for a fair presentation of the results for such periods. Results for any interim period are not necessarily indicative of the results for the full fiscal year.

                                                      SIX MONTHS ENDED
                                                         MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                              --------------------------------  -------------------------------------------
                                               1998(1)      1998       1997      1997(1)      1997       1996       1995
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
                                                        (UNAUDITED)

                                                                              (IN MILLIONS)
SUMMARY OF CONSOLIDATED
  STATEMENTS OF INCOME
AUSTRALIAN GAAP
Interest income.............................  US$  4,319  A$  7,239  A$  6,254  US$  7,659  A$ 12,837  A$ 12,017  A$ 10,169
Interest expense............................       2,669      4,474      3,662       4,521      7,578      6,958      5,646
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Net interest income.........................       1,650      2,765      2,592       3,138      5,259      5,059      4,523
Charge to provide for doubtful debts........         160        268        105         198        332        333        116
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Net interest income after charge to provide
  for doubtful debts........................       1,490      2,497      2,487       2,940      4,927      4,726      4,407
Other operating income......................       1,192      1,998      1,613       1,989      3,334      2,923      2,447
Other operating expenses....................       1,682      2,820      2,350       2,950      4,945      4,587      4,008
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Operating profit before abnormal items and
  tax.......................................       1,000      1,675      1,750       1,979      3,316      3,062      2,846
Abnormal items before tax...................        (137)      (229)    --          --         --         --             33
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Operating profit before tax.................         863      1,446      1,750       1,979      3,316      3,062      2,879
Income tax expense attributable to operating
  profit....................................         291        488        612         653      1,095        959        906
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Operating profit after income tax...........         572        958      1,138       1,326      2,221      2,103      1,973
Outside equity interests in operating profit
  (loss) after tax..........................      --         --             (1)         (1)        (2)         1          4
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------
Operating profit after income tax
  attributable to members of the Company....  US$    572  A$    958  A$  1,139  US$  1,325  A$  2,223  A$  2,102  A$  1,969
                                              ----------  ---------  ---------  ----------  ---------  ---------  ---------


                                                1994       1993
                                              ---------  ---------

SUMMARY OF CONSOLIDATED
  STATEMENTS OF INCOME
AUSTRALIAN GAAP
Interest income.............................  A$  7,913  A$  8,395
Interest expense............................      3,716      4,292
                                              ---------  ---------
Net interest income.........................      4,197      4,103
Charge to provide for doubtful debts........        179        604
                                              ---------  ---------
Net interest income after charge to provide
  for doubtful debts........................      4,018      3,499
Other operating income......................      2,358      2,051
Other operating expenses....................      3,757      3,659
                                              ---------  ---------
Operating profit before abnormal items and
  tax.......................................      2,619      1,891
Abnormal items before tax...................         50         59
                                              ---------  ---------
Operating profit before tax.................      2,669      1,950
Income tax expense attributable to operating
  profit....................................        953        811
                                              ---------  ---------
Operating profit after income tax...........      1,716      1,139
Outside equity interests in operating profit
  (loss) after tax..........................          8         10
                                              ---------  ---------
Operating profit after income tax
  attributable to members of the Company....  A$  1,708  A$  1,129
                                              ---------  ---------

                                           AT MARCH 31,                                AT SEPTEMBER 30,
                                    --------------------------  ---------------------------------------------------------------
                                       1998(1)        1998         1997(1)        1997         1996         1995        1994
                                    -------------  -----------  -------------  -----------  -----------  ----------  ----------
                                                                (UNAUDITED)
                                                                                          )(IN MILLIONS
SUMMARY OF CONSOLIDATED
  BALANCE SHEETS
AUSTRALIAN GAAP
Loans and advances (after
  provision for doubtful debts)...  US$    86,948  A$  145,740  US$    78,031  A$  130,793  A$  111,311  A$  91,538  A$  79,168
Total assets......................        139,116      233,182        120,495      201,969      173,710     148,123     130,436
Risk weighted assets..............        107,512      180,208         92,061      154,309      133,313     108,985      96,115
Deposits and other borrowings.....         87,505      146,673         76,645      128,469      109,158      88,529      79,451
Perpetual floating rate notes.....            225          377            207          347          424         459         480
Exchangeable Capital Units(2).....          1,000        1,262          1,000        1,262      --           --          --
Bonds, notes and subordinated
  debt(3).........................          7,585       12,713          5,709        9,569        6,958       4,067       3,980
Paid-up capital...................            853        1,429            843        1,413        1,477       1,429       1,369
Shareholders' equity..............          8,070       13,527          7,505       12,579       12,519      11,381       9,852
ADJUSTED TO ACCORD WITH US GAAP(4)
Shareholders' equity..............          8,480       14,214          7,847       13,153       13,011      11,761      10,119
Total assets......................        139,171      233,274        120,459      201,909      173,640     147,989     130,273


                                       1993
                                    ----------

SUMMARY OF CONSOLIDATED
  BALANCE SHEETS
AUSTRALIAN GAAP
Loans and advances (after
  provision for doubtful debts)...  A$  73,405
Total assets......................     117,980
Risk weighted assets..............      91,572
Deposits and other borrowings.....      75,873
Perpetual floating rate notes.....         561
Exchangeable Capital Units(2).....      --
Bonds, notes and subordinated
  debt(3).........................       3,476
Paid-up capital...................       1,315
Shareholders' equity..............       8,816
ADJUSTED TO ACCORD WITH US GAAP(4)
Shareholders' equity..............       8,849
Total assets......................     117,700

                                                                                                 SIX MONTHS ENDED
                                                                                                     MARCH 31,
                                                                                       -------------------------------------
                                                                                         1998(1)       1998         1997
                                                                                       -----------     -----        -----
                                                                                                    (UNAUDITED)

                                                                                       (IN MILLIONS, EXCEPT PERCENTAGES AND
                                                                                                      RATIOS)
SUMMARY FINANCIAL RATIOS
AUSTRALIAN GAAP
Net income (after abnormal item) as a percentage of:
  Average total assets...............................................................                      0.9%         1.3%
  Average shareholders' equity.......................................................                     14.3         17.2
  Year end total assets..............................................................                      0.8          1.2
  Year end shareholders' equity......................................................                     14.2         17.0
Ratio of earnings to fixed charges...................................................                      1.3x         1.5x
Average shareholders' equity as a percentage of average total assets.................                      6.0          7.3
Capital: risk asset ratios(5)
  --Tier 1...........................................................................                      5.8          7.8
  --Tier 2...........................................................................                      3.0          2.5
  --deductions.......................................................................                     (0.3)        (0.2)
  --totals...........................................................................                      8.5         10.1
Net average interest yield...........................................................                      3.1          3.6
ADJUSTED TO ACCORD WITH US GAAP
Net income as a percentage of period end:
  Total assets.......................................................................                      0.9          1.2
  Shareholders' equity...............................................................                     14.1         16.9
Shareholders' equity as percentage of total assets...................................                      6.1          7.4
Ratio of earnings to fixed charges...................................................                      1.3x         1.5x


                                                                                                 AT SEPTEMBER 30,
                                                                                       -------------------------------------
                                                                                         1997(1)       1997         1996
                                                                                       -----------     -----     -----------

SUMMARY FINANCIAL RATIOS
AUSTRALIAN GAAP
Net income (after abnormal item) as a percentage of:
  Average total assets...............................................................                      1.2%         1.3%
  Average shareholders' equity.......................................................                     16.2         17.1
  Year end total assets..............................................................                      1.1          1.2
  Year end shareholders' equity......................................................                     17.7         16.8
Ratio of earnings to fixed charges...................................................                      1.4x         1.4x
Average shareholders' equity as a percentage of average total assets.................                      7.1          7.5
Capital: risk asset ratios(5)
  --Tier 1...........................................................................                      6.8          7.6
  --Tier 2...........................................................................                      2.2          1.9
  --deductions.......................................................................                     (0.3)        (0.2)
  --totals...........................................................................                      8.7          9.3
Net average interest yield...........................................................                      3.5          3.9
ADJUSTED TO ACCORD WITH US GAAP
Net income as a percentage of period end:
  Total assets.......................................................................                      1.1%         1.2%
  Shareholders' equity...............................................................                     17.4         16.5
Shareholders' equity as percentage of total assets...................................                      6.5          7.5
Ratio of earnings to fixed charges...................................................                      1.4x         1.4x


                                                                                          1995         1994         1993

                                                                                          -----        -----     -----------

SUMMARY FINANCIAL RATIOS
AUSTRALIAN GAAP
Net income (after abnormal item) as a percentage of:
  Average total assets...............................................................         1.4%         1.4%         1.0%

  Average shareholders' equity.......................................................        18.1         18.1         13.2

  Year end total assets..............................................................         1.3          1.3          1.0

  Year end shareholders' equity......................................................        17.3         17.3         12.8

Ratio of earnings to fixed charges...................................................         1.5x         1.7x         1.5x

Average shareholders' equity as a percentage of average total assets.................         8.0          7.8          7.5

Capital: risk asset ratios(5)
  --Tier 1...........................................................................         9.2          8.5          7.8

  --Tier 2...........................................................................         2.6          3.2          3.7

  --deductions.......................................................................        (0.2)        (0.2)        (0.3)

  --totals...........................................................................        11.6         11.5         11.2

Net average interest yield...........................................................         4.2          4.4          4.4

ADJUSTED TO ACCORD WITH US GAAP
Net income as a percentage of period end:
  Total assets.......................................................................         1.4%         1.4%         0.9%

  Shareholders' equity...............................................................        17.1         17.9         12.3

Shareholders' equity as percentage of total assets...................................         7.9          7.8          7.5

Ratio of earnings to fixed charges...................................................         1.5x         1.7x         1.4x


------------------------
(1) Australian dollar amounts have been translated into US dollars solely for the convenience of the reader at the rate of A$1.00 = US$0.5966, the Noon Buying Rate on September 10, 1998. A significant portion of the Company's assets and liabilities and revenues and expenses are denominated in currencies other than Australian dollars and, for the purposes of preparing the financial data for the six months ended March 31, 1998 and the fiscal year ended September 30, 1997, have been translated into Australian dollars using March 31, 1998 and September 30, 1997 rates, respectively. The further translation of these Australian dollar amounts into US dollar amounts therefore does not necessarily represent the actual US dollar value of such assets and liabilities or revenues and expenses. The Noon Buying Rate on March 31, 1998 was A$1.00 = US$0.6613 and on September 30, 1997 was A$1.00 =
    US$0.7250. See "Currency of Presentation and Exchange Rates."

(2) The Exchangeable Capital Units of US$1 billion are recorded in the financial statements at the historical rate of 0.7923.

(3) Since March 31, 1998, the Company has issued USD150m Subordinated Floating Rate Notes due 2008 and USD100m Subordinated Floating Rate Notes due 2009.

(4) For an explanation of the differences between US GAAP and Australian GAAP, see the Interim Results Form 6-K.

(5) Based on Tier 1 and Tier 2 capital, as defined by the APRA, related to risk weighted assets. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Capital Adequacy," in the 1997 Form 20-F and the 1998 Interim Results Form 6-K.

                                 CAPITALIZATION

    The following table sets forth the capitalization, including loan capital (subordinated debt), and capital adequacy of the Group as at March 31, 1998 and as adjusted to give effect to the issuance and sale of the Preference Shares (assuming the over-allotment options are not exercised) and the application of the estimated net proceeds as described under "Use of Proceeds". The current guidelines prescribed by APRA (Prudential Statement C1) set a ratio of qualifying capital to risk weighted assets on a consolidated basis (the "Total Capital Adequacy Ratio") of at least 8.0% of which the ratio of qualifying Tier 1 capital to risk weighted assets (the "Tier 1 Capital Ratio") must be at least 4.0%.

    The summary is based on the Financial Statements, which are prepared in accordance with Australian GAAP. See Note 48 to the Financial Statements in the 1997 Form 20-F and the 1998 Interim Results Form 6-K for a description of the principal differences between Australian GAAP and US GAAP as they apply to the Group. This table should be read in conjunction with the Financial Statements and other information contained and incorporated by reference herein.

                                                                                        AS AT MARCH 31, 1998
                                                                      ---------------------------------------------------------
                                                                      OUTSTANDING(1)  AS ADJUSTED(1)  OUTSTANDING  AS ADJUSTED
                                                                      --------------  --------------  -----------  ------------
                                                                            (IN MILLIONS, EXCEPT CAPITAL ADEQUACY RATIOS)
LOAN CAPITAL (SUBORDINATED DEBT)
  Perpetual floating rate notes.....................................   US$      225   US$        225   A$    377   A$       377
  Exchangeable Capital Units(2).....................................          1,000            1,000       1,262          1,262
  Dated subordinated debts(3).......................................          1,608            1,608       2,695          2,695
                                                                      --------------  --------------  -----------  ------------
    Total loan capital..............................................          2,833            2,833       4,334          4,334
                                                                      --------------  --------------  -----------  ------------
SHAREHOLDERS' EQUITY
  Issued and paid up capital(4).....................................            853              853       1,429          1,429
  Reserves..........................................................          3,060            3,060       5,129          5,129
  Retained profits..................................................          4,158            4,158       6,969          6,969
  Preference Shares offered hereby..................................        --                   400      --                670
                                                                      --------------  --------------  -----------  ------------
    Total shareholders' equity(5)...................................          8,071            8,471      13,527         14,197
                                                                      --------------  --------------  -----------  ------------
    Total shareholders' equity and loan capital.....................   US$   10,904   US$     11,304   A$ 17,861   A$    18,531
                                                                      --------------  --------------  -----------  ------------

                                                                                        AS AT MARCH 31, 1998
                                                                      ---------------------------------------------------------
                                                                      OUTSTANDING(1)  AS ADJUSTED(1)  OUTSTANDING  AS ADJUSTED
                                                                      --------------  --------------  -----------  ------------
                                                                            (IN MILLIONS, EXCEPT CAPITAL ADEQUACY RATIOS)
CAPITAL ADEQUACY
TIER 1
  Total shareholders' equity(5).....................................   US$    8,071   US$      8,071   A$ 13,527   A$    13,527
  Estimated reinvestment under dividend reinvestment plan...........            121              121         203            203
  Minority Interests................................................              1                1           2              2
  Preference Shares offered hereby..................................        --                   400      --                670
LESS:
  Assets revaluation reserve........................................            (30)             (30)        (50)           (50)
  Unamortized goodwill..............................................         (1,892)          (1,892)     (3,172)        (3,172)
  Other.............................................................            (42)             (42)        (71)           (71)
                                                                      --------------  --------------  -----------  ------------
  Tier 1 capital....................................................          6,229            6,629      10,439         11,109
                                                                      --------------  --------------  -----------  ------------
TIER 2
  Asset revaluation reserve.........................................             30               30          50             50
  General provisions for doubtful debts.............................            549              549         921            921
  Perpetual floating rate notes.....................................            225              225         377            377
  Dated subordinated debts(3).......................................          1,608            1,608       2,695          2,695
  Exchangeable Capital Units(2).....................................          1,000            1,000       1,262          1,262
  Notional revaluation of investment securities to market...........             14               14          23             23
                                                                      --------------  --------------  -----------  ------------
  Tier 2 capital....................................................          3,426            3,426       5,328          5,328
LESS: Deductions....................................................           (264)            (264)       (443)          (443)
                                                                      --------------  --------------  -----------  ------------
Total regulatory capital............................................          9,391            9,791      15,324         15,994
                                                                      --------------  --------------  -----------  ------------
CAPITAL ADEQUACY RATIOS
Tier 1..............................................................            5.8%             6.2%        5.8%           6.2%
Tier 2..............................................................            3.2              3.2         3.0            3.0
LESS: Deductions....................................................           (0.3)            (0.3)       (0.3)          (0.3)
                                                                      --------------  --------------  -----------  ------------
  Total.............................................................            8.7%             9.1%        8.5%           8.9%
RISK WEIGHTED ASSETS................................................   US$  107,512   US$    107,512   A$180,208   A$   180,208
                                                                      --------------  --------------  -----------  ------------

------------------------

(1) Australian dollar amounts have been translated into US dollars solely for the convenience of the reader at the rate of A$1.00 = US$0.5966, the Noon Buying Rate on September 10, 1998. A significant portion of the Company's assets and liabilities and revenues and expenses are denominated in currencies other than Australian dollars and, for the purposes of preparing the financial data for the six months ended March 31, 1998 and the fiscal year ended September 30, 1997, have been translated into Australian dollars using March 31, 1998 and September 30, 1997 rates, respectively. The further translation of these Australian dollar amounts into US dollar amounts therefore does not necessarily represent the actual US dollar value of such assets and liabilities or revenues and expenses. The Noon Buying Rate on March 31, 1998 was A$1.00 = US$0.6613 and on September 30, 1997 was A$1.00 =
    US$0.7250. See "Currency of Presentation and Exchange Rates" for a more recent Noon Buying Rate.

(2) The Exchangeable Capital Units of US$1 billion are recorded in the financial statements at the historical rate of 0.7923.

(3) Since March 31, 1998, the Company has issued USD150m Subordinated Floating Rate Notes due 2008 and USD100m Subordinated Floating Rate Notes due 2009.

(4) As of September 11, 1998, approximately 2,799,374 ordinary shares of the Company are partially paid pursuant to a staff share plan.

(5) Total shareholders' equity determined in accordance with US GAAP was A$14,214 million as at March 31, 1998. For an explanation of the differences between US GAAP and Australian GAAP, see the 1998 Interim Results Form 6-K.

                                USE OF PROCEEDS

    The proceeds to be received from the issue and sale of the ADSs representing the Preference Shares, excluding the underwriting compensation payable by the Company and the Trust to the Underwriters of the TrUEPrS equal to up to US$.7875 per ADS as described in the accompanying TrUEPrS Prospectus, are estimated to be US$400,100,000 (or US$460,000,000 if the over-allotment options of the Underwriters of the TrUEPrS are exercised in full). The proceeds will be used to augment the total capital base of the Company, which needs to accommodate the expansion of business operations as a result of general business activity, internal growth and acquisitions. The proceeds will be contributed as capital by the Company to the Distribution Trust as described in the TrUEPrS Prospectus.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

REVIEW OF OPERATIONS

    The following review of operations is presented on a basis consistent with that presented in the Group's March 31, 1998 accounts and does not reflect the Group's new business structure, as described under "Prospectus Summary." The discussion below contains certain forward-looking statements. See "Special Note Regarding Forward-Looking Statements."

    CONSOLIDATED

    The Group recorded an improved second quarter result for the 1997-98 fiscal year with Group profit before abnormals increasing by 8.1% to $576 million from $533 million when compared with December 1997 quarter. This result brings the Group's profit before abnormals for the six months ended March 31, 1998 to $1,109 million compared with $1,139 million for the six months ended March 31, 1997.

    During the six months ended March 31, 1998, the Group continued to build on its underlying business with underlying profit (profit before tax, abnormal items and bad and doubtful debts charge) increasing to $1,943 million which represents an 8.4% increase over the $1,793 million for six months ended September 30, 1997 and a 4.7% increase over the $1,855 million for the six months ended March 31, 1997.

    The composition of the result also benefitted from the acquisitions of County Investment Management and HomeSide contributing to the momentum in the Group's non-interest income streams. As a result, for the March 1998 quarter, non interest income represented over 43% of total operating income.

    During the six months ended March 31, 1998, the Group booked restructuring costs of $229 million ($151 million after tax). Over the past year, the Group has focused on improvements to its branch network distribution system and has identified the need to restructure this system and its workforce. The restructuring charge has been classified as an abnormal item due to its size and effect on the Group's results. Profit after tax and abnormal items was $958 million for the six months ended March 31, 1998, a decrease of 15.9% compared with the $1,139 million for the six months ended March 31, 1997.

    CONTRIBUTIONS TO OPERATING PROFIT

    The increased diversification of income streams outside of Australia was a direct outcome of strategic initiatives undertaken during the past decade to broaden the Group's retail and business banking base. The table below sets forth the contributions to consolidated operating profit by major business areas.

                                                                                          SIX MONTHS ENDED
                                                                                              MARCH 31,
                                                                                   -------------------------------
                                                                                                             %
                                                                                     1998       1997      CHANGE
                                                                                   ---------  ---------  ---------

                                                                                            (IN MILLIONS)
AUSTRALIAN GROUP:
Australian Financial Services(1).................................................  A$    634  A$    665      (4.7%)
Other(2).........................................................................        (42)        56      large
LESS: Goodwill Amortization......................................................         (3)        --
     Abnormal items (after tax)..................................................        (69)        --         --
                                                                                   ---------  ---------  ---------
Total Australian Group...........................................................        520        721      (27.9)
                                                                                   ---------  ---------  ---------
EUROPEAN GROUP:
Clydesdale Bank..................................................................        120         87       37.9
Northern Bank....................................................................         75         59       27.1
Yorkshire Bank...................................................................        171        111       54.1
National Irish Bank..............................................................         21         13       61.5
National Australia Life..........................................................          1          4      (75.0)
Other(3).........................................................................        (39)       (28)     (39.3)
LESS: Goodwill amortization......................................................        (31)       (31)        --
     Abnormal items (after tax)..................................................        (72)        --         --
                                                                                   ---------  ---------  ---------
Total European Group.............................................................        246        215       14.4
                                                                                   ---------  ---------  ---------
NEW ZEALAND GROUP:
Bank of New Zealand..............................................................        137        153      (10.5)
NAG (NZ).........................................................................        (20)       (24)      16.7
LESS: Goodwill amortization......................................................        (16)       (16)        --
     Abnormal items (after tax)..................................................         (4)        --         --
                                                                                   ---------  ---------  ---------
Total New Zealand Group..........................................................         97        113      (14.2)
                                                                                   ---------  ---------  ---------
UNITED STATES GROUP:
Michigan National Corporation....................................................         99         92        7.6
HomeSide.........................................................................         16         --         --
Other(4).........................................................................         (4)         7      large
LESS: Goodwill amortization......................................................        (31)       (24)     (29.2)
     Abnormal items (after tax)..................................................         (6)        --         --
                                                                                   ---------  ---------  ---------
Total United States Group........................................................         74         75       (1.3)
                                                                                   ---------  ---------  ---------
ASIAN GROUP:
Asian Branches...................................................................         14         10       40.0
Other(5).........................................................................          7          5       40.0
                                                                                   ---------  ---------  ---------
Total Asian Group................................................................         21         15       40.0
                                                                                   ---------  ---------  ---------
Operating Profit after Income Tax Attributable to Members........................  A$    958  A$  1,139     (15.9%)
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

------------------------

(1) Australian Financial Services includes Consumer Banking, Business Banking, Wholesale Banking, the Australian Property Companies, Custom Service Leasing Limited, National Australia Trustees Limited, National Australia Financial Management Limited, National Australia Asset Management Limited and County Investment Management.

(2) Australian Other includes ARDB Limited and National Equities Limited and Corporate Center.

(3) European Other includes National Australia Group (Europe) Limited, London Branch, NAB Investments Limited and NAB Finance (Ireland) Limited.

(4) US Other includes New York Branch, National Australia Funding (Delaware) Inc., National Americas Investment Inc. and HomeSide Investment Inc.

(5) Asian Other includes Nautilus Insurance Pte Limited.

    NET INTEREST INCOME

    Net interest income for the six months ended March 31, 1998 increased by $173 million to A$2,765 million or 6.7% over the $2,592 million for six months ended March 31, 1997. Of this increase, $148 million was attributable to exchange rate movements during the period. Net interest income was higher through growth in loan volumes which has been partly offset by reduced margins in most of the Group's operations.

    Loans and advances increased by 21.0% in the six months ended March 31, 1998 to $145,740 million from $120,426 million for the six months ended March 31, 1997 with strong lending growth in:

    - housing lending, up by 20.1% over the six months ended March 31, 1997;

    - lease financing, up by 36.0% over the six months ended March 31, 1997;

    - credit cards, up by 18.3% over the six months ended March 31, 1997.

    Movements in exchange rates between the Australian dollar and the British pound, Irish pound and United States dollar also increased the balance of loans and advances outstanding. Excluding exchange rate movements, loans and advances increased by 14.8% over the six months ended March 31, 1997.

    OTHER OPERATING INCOME

    Other operating income for the six months ended March 31, 1998 increased by $385 million to $1,998 million or 23.9% over $1,613 million for the corresponding period in the prior year. This increase reflects further efforts to improve the cost recovery of services provided to customers, continued growth in non-banking activities and the acquisition of HomeSide on February 10, 1998. Of this increase, $151 million was attributable to exchange rate movements during the period.

    This diversification of the Group's earnings streams has led to the proportion of other operating income to total income increasing to 43.7% in the March 1998 quarter which compares with 38.8% for the year ended September 30, 1997 and 36.6% for the year ended September, 30 1996.

    The increase in other operating income over the six months ended March 31, 1997 was primarily due to:

    - the inclusion of HomeSide, which contributed $62 million to other operating income;

    - loan fees from banking, which increased by 18.2% reflecting higher commitment, security and facility fees across the Group;

    - money transfer fees, which increased by 19.5% largely reflecting changes in fee and account structures in Australia and the introduction of automated charging of certain customers for overdrawn accounts in Clydesdale;

    - fees and commissions, which increased by 25.4% due to increases in credit card income and income from custodial related activities;

    - increased trading income from treasury operations up 6.0%;

    - other income, which increased by 29.7% reflecting profit on sale of properties in Australia and Europe, and dividends received from strategic investments.

    OTHER OPERATING EXPENSES

    Total other operating expenses increased by $470 million to $2,820 million or 20.0% over the six months ended March 31, 1997. This led to an increase in the Group's cost to income ratio from 54.2% for the six months ended March 31, 1997 to 57.5% for the six months ended March 31, 1998. The cost to income ratio remained relatively stable from the three months ended December 31, 1997 to the three months ended March 31, 1998. Of the increase in other operating expenses, $149 million was attributable to exchange rate movements during the period.

    Personnel costs for the six months ended March 31, 1998 increased by $230 million or 18.4% to $1,482 million compared to $1,252 million for the six months ended March 31, 1997. Personnel costs for the three months ended March 31, 1998 increased by 1.5% over the three months ended December 31, 1997. However, excluding HomeSide, personnel expenses declined by 0.8%. This reflects the impact of staff reductions in previous quarters and the impact of the staff share scheme costs, which were recognized during the three months ended December 31, 1997. Although staff numbers increased by 0.7% since March 31, 1997, when the impact of HomeSide and County is excluded, staff numbers decreased by 5.0%.

    Occupancy costs increased by $16 million to $226 million for the six months ended March 31, 1998 compared with $210 million for the six months ended March 31, 1997. Excluding the impact of foreign exchange rate movements, the increase was $8 million or 3.8% primarily due to increased depreciation charges resulting from the branch revitalization program in Australia.

    General expenses increased by 26.2% to $1,031 million for the six months ended March 31, 1997 compared with $817 million for the six months ended March 31, 1998 or by 24.6% excluding HomeSide. The Group incurred an increased non-lending loss provision charge in the six months ended March 31, 1998 while the six months ended March 31, 1997 was positively impacted by a non-lending loss provision writeback booked in December 1996 in BNZ. Communication, postage and stationery costs increases, predominantly in Europe, and expenditure on information technology, including new and upgraded systems software, were higher in the six months ended March 31, 1998. Fee and commission expenses increased primarily in Australia as a result of increased credit card activity. Depreciation and amortization was impacted by strong growth in the Group's vehicle leasing operations in Australia and Europe.

    AUSTRALIAN FINANCIAL SERVICES

    Australian Financial Services includes Consumer Banking, Business Banking, Wholesale Banking, National Australia Finance Management Limited, National Australia Asset Management Limited, the Australian Property Companies, Custom Service Leasing Limited, National Australia Trustees Limited, Custodian Services and County Investment Management. Corporate center costs and National Equities Limited have been excluded from the Australian Financial Services figures.

    Australian Financial Services recorded a growth in underlying profit (profit before tax, doubtful debts and abnormal items) of 3.9% over the six months ended March 31, 1997 to $1,076 million from $1,036 million for the six months ended March 31, 1997 despite the intense competition from traditional and new market entrants together with the patchy nature of the Australian economy. After allowing for the higher charge for doubtful debts, profit after tax (before abnormals) was $634 million, a decrease of 4.7% from $665 million for the six months ended March 31, 1997. The higher charge resulted from increased specific provisions raised in the current period together with an abnormally high level of recoveries in the six months ended March 31, 1997. There was also a significant increase in the general provision charge in the six months ended March 31, 1998 reflecting strong asset growth.

                                                               SIX MONTHS ENDED
                                                                   MARCH 31,
                                                           -------------------------
                                                                                          %
                                                               1998         1997       CHANGE
                                                           ------------  -----------  ---------

                                                             (IN MILLIONS, EXCEPT
                                                                 PERCENTAGES)
PROFIT & LOSS
Net interest income......................................  A$     1,285  A$    1,282       0.2%
Other operating income...................................         1,043          856      21.8%
LESS: Non-interest expenses..............................         1,252        1,102      13.6%
LESS: Charge for doubtful debts..........................           107           25      large
                                                           ------------  -----------  ---------
Profit before income tax.................................           969        1,011      (4.2%)
LESS: Income tax expense.................................           335          346      (3.2%)
                                                           ------------  -----------  ---------
Profit after income tax (before abnormal items)..........  A$       634  A$      665      (4.7%)
                                                           ------------  -----------  ---------
                                                           ------------  -----------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits............................................  A$    64,396  A$   54,452      18.3%
Net loans & acceptances..................................        96,325       80,217      20.1%
Housing loans (included in net loans and acceptances)....        36,256       29,601      22.5%
Total assets.............................................       114,209       97,794      16.8%

KEY RATIOS
Cost/Income ratio (before abnormal items)................         53.8%        51.5%
Impaired assets/Total loans..............................          0.7%         0.9%
Return on assets (before abnormal items).................          1.1%         1.4%
Net interest margin......................................          3.1%         3.5%

    Net interest income increased from $1,282 million to $1,285 million in the six months ended March 31, 1998 notwithstanding the continued pressure on margins. This result was achieved through significant growth in lending volumes, particularly in home loans and fixed rate business lending. Deposit volumes, notably variable rate at call deposits, also showed an increase. The ability to tailor packages to different customer segments continues to be a successful formula for profitably growing the business.

    Other operating income was significantly higher increasing by 21.8% to $1,043 million for the six months ended March 31, 1998 from $856 million for the six months ended March 31, 1997 due to the continued focus on improving fee collection levels, particularly application fees and service fees. Australian Financial Services also benefitted from an increase in money transfer fees due to continued business growth, including higher credit card volumes and usage.

    Expense growth was driven by increased business activity resulting in higher credit card and EFTPOS interchange fees paid and higher motor vehicle operating lease depreciation from strong growth in vehicle leasing. These increases were more than offset by fee income directly attributable to these activities and reflected in other operating income growth. Increased project activity, particularly Year 2000 related, also resulted in higher costs. See " --Year 2000". Personnel expense growth reflected general salary increases under Enterprise Bargaining and the cost of an enhanced employee share scheme, partly offset by a significant reduction in staffing levels.

    NATIONAL AUSTRALIA TRUSTEES

    National Australia Trustees Limited provides both corporate and personal fiduciary services to the Group's customers. Services provided include personal trusts and agencies, wills and estate planning, corporate trusts, personal superannuation and cash management trusts. National Australia Trustees' profit grew strongly by 81% compared to the previous six months ended March 31, 1997. The major contributor to the improved result was the growth in the cash management trusts with funds under management rising by 20% to $1.2 billion.

    NATIONAL AUSTRALIA CUSTODIAN SERVICES

    Custodian Services provides sub custody, master custody, funds management administration and securities lending services to domestic and overseas institutions. Custodian Services has increased its market share in all of its businesses over the period. Assets under custody/administration totaled $95 billion at March 31, 1998. Strong business growth and tight control of costs resulted in a 21% increase in profit.

    NATIONAL AUSTRALIA FINANCIAL MANAGEMENT

    National Australia Financial Management Limited's ("NFM") profit contribution increased marginally over the six months ended March 31, 1997. The interest costs associated with the loan to fund the acquisition of County Investment Management Limited, together with the lower management fees arising due to the competitive financial environment has contributed to this result. NFM has experienced strong sales growth in trusts, superannuation and retirement income business. In addition, several direct marketing promotions currently underway are anticipated to have a positive impact in the second half of 1997-98.

    NATIONAL AUSTRALIA ASSET MANAGEMENT

    National Australia Asset Management Limited ("NAAM") is a full-service fund manager, managing NFM's retail products portfolio, a portfolio of wholesale assets and funds for institutional clients. Wholesale and retail funds under management increased by 5% overall, with retail contributing 10% growth for the period. NAAM contributed a profit of $1 million for the six months ended March 31, 1998.

    COUNTY INVESTMENT MANAGEMENT

    County Investment Management Limited ("County") is a specialist fund manager, managing a range of products from funds and portfolios for institutional clients to retail and wholesale trust products. County became a member of the Group on October 1, 1997. Wholesale and retail funds under management grew steadily by 6% over the six months ended March 31, 1998. This market growth together with reductions in operating costs have contributed to County's net result of $2 million in profit.

    Total funds under management of NFM, NAAM and County amounted to $15.3 billion at March 31, 1998.

    CLYDESDALE BANK

    Clydesdale produced a strong result with operating profit after tax increasing by $33 million or 37.9% to $120 million from $87 million for the six months ended March 31, 1997. Of this increase, $17 million was attributable to exchange rate movements during the period. The solid reduction in the cost income ratio from 56.1% for the six months ended March 31, 1997 to 52.5% for the six months ended March 31, 1998 was mainly attributable to increased income over the period.

                                                                 SIX MONTHS ENDED
                                                                    MARCH 31,
                                                             ------------------------
                                                                                           %
                                                                1998         1997       CHANGE
                                                             -----------  -----------  ---------

                                                               (IN MILLIONS, EXCEPT
                                                                   PERCENTAGES)
PROFIT & LOSS
Net interest income........................................  A$      290  A$      224      29.5%
Other operating income.....................................          188          140      34.3%
Less: Non-interest expenses................................          251          204      23.0%
Less: Charge for doubtful debts............................           51           30      70.0%
                                                             -----------  -----------  ---------
Profit before income tax...................................          176          130      35.4%
Less: Income tax expense...................................           56           43      30.2%
                                                             -----------  -----------  ---------
Profit after income tax....................................  A$      120  A$       87      37.9%
                                                             -----------  -----------  ---------
                                                             -----------  -----------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits..............................................  A$   14,005  A$   10,254      36.6%
Net loans & acceptances....................................       15,885       12,645      25.6%
Housing loans (included in net loans and acceptances)......        4,677        3,688      26.8%
Total assets...............................................       18,673       15,768      18.4%

KEY RATIOS
Cost/Income ratio..........................................        52.5%        56.1%
Impaired assets/Total loans................................         2.0%         2.0%
Return on assets...........................................         1.3%         1.1%
Net interest margin........................................         3.4%         3.1%

    Net interest income increased by $66 million or 29.5% to $290 million for the six months ended
March 31, 1998 compared with $224 million for the six months ended March 31, 1997. This increase was due to improved lending volumes in both business and personal sectors. Retail deposits also increased over the period, in particular personal deposits reflecting continuing growth of the new savings account. Apart from increases resulting from business growth, the rise in other operating income relates to the sale of two buildings and profits on the sale of investments by Clydesdale equity. The bank has also been successful in increasing loan fees through greater automation of the collection process and has increased foreign exchange income reflecting the ongoing success of the treasury function.

    Non-interest expenses has increased by $47 million or 23.0% to $251 million for the six months ended March 31, 1998 from $204 million for the six months ended March 31, 1998, mainly due to the variable costs associated with the increased operating income such as credit card and postage costs.

    The rise in the doubtful debts charge reflects new provisions raised against business loans during the six months ended March 31, 1998.

    NORTHERN BANK

    Northern Bank contributed a profit after tax (before abnormals) of $75 million for the six months ended March 31, 1998, a solid $16 million or 27.1% increase in profit after tax (before abnormals) compared with the $59 million for the six months ended March 31, 1997. Of this increase, $11 million was attributable to exchange rate movements during the period.

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                                        %
                                                                1998       1997      CHANGE
                                                              ---------  ---------  ---------

                                                              (IN MILLIONS, EXCEPT
                                                                  PERCENTAGES)
PROFIT & LOSS
Net interest income.........................................  A$    158  A$    130      21.5%
Other operating income......................................         72         58      24.1%
Less: Non-interest expenses.................................        119         97      22.7%
Less: Charge for doubtful debts.............................          2          1     100.0%
                                                              ---------  ---------  ---------
Profit before income tax....................................        109         90      21.1%
Less: Income tax expense....................................         34         31       9.7%
                                                              ---------  ---------  ---------
Profit after income tax (before abnormal items).............  A$     75  A$     59      27.1%
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits...............................................  A$  6,643  A$  5,855      13.5%
Net loans & acceptances.....................................      6,155      4,549      35.3%
Housing loans (included in net loans and acceptances).......      1,881      1,364      37.9%
Total assets................................................      8,690      7,759      12.0%

KEY RATIOS
Cost/Income ratio (before abnormal items)...................      51.7%      51.6%
Impaired assets/Total loans.................................       0.8%       0.8%
Return on assets (before abnormal items)....................       1.7%       1.5%
Net interest margin.........................................       4.3%       4.4%

    Net interest income of $158 million for the six months ended March 31, 1998 increased by 21.5% compared with the $130 million for the corresponding period in the prior year with lending volumes continuing to grow primarily in the mortgage book and business lending.

    Other operating income of $72 million for the six months ended March 31, 1998 increased by $14 million from $58 million for the six months ended March 31, 1997, mainly due to increased fee income from the financial services activities. In local currency terms, non-interest expense has been held constant through continuing tight control over expenditure.

    YORKSHIRE BANK

    Yorkshire Bank produced a $60 million or 54.1% increase in profit after tax (before abnormals) to $171 million for the six months ended March 31, 1998 from $111 million for the six months ended March 31, 1997. Of this increase, $25 million was attributable to exchange rate movements during the period. The principle feature was a $36 million or 53.7% reduction in the charge for doubtful debts to $31 million for the six months ended March 31, 1998 from $67 million for the six months ended March 31, 1997 resulting from the asset quality initiatives recently undertaken. In local currency terms profit after income tax (before abnormal items) increased by 29.5% for the six months ended March 31, 1998 compared with the corresponding period in the prior year.

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,
                                                            ------------------------
                                                                                          %
                                                               1998         1997       CHANGE
                                                            -----------  -----------  ---------

                                                              (IN MILLIONS, EXCEPT
                                                                  PERCENTAGES)
PROFIT & LOSS
Net interest income.......................................  A$      338  A$      284      19.0%
Other operating income....................................          247          208      18.8%
Less: Non-interest expenses...............................          304          253      20.2%
Less: Charge for doubtful debts...........................           31           67    (53.7%)
                                                            -----------  -----------  ---------
Profit before income tax..................................          250          172      45.3%
Less: Income tax expense..................................           79           61      29.5%
                                                            -----------  -----------  ---------
Profit after income tax (before abnormal items)...........  A$      171  A$      111      54.1%
                                                            -----------  -----------  ---------
                                                            -----------  -----------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits.............................................        9,873        7,737      27.6%
Net loans & acceptances...................................       10,495        8,667      21.1%
Housing loans (included in net loans and acceptances).....        2,381        1,777      34.0%
Total assets..............................................       12,734       10,554      20.7%

KEY RATIOS
Cost/Income ratio (before abnormal items).................        51.9%        51.4%
Impaired assets/Total loans...............................         1.4%         2.3%
Return on assets (before abnormal items)..................         2.7%         2.1%
Net interest margin.......................................         6.1%         6.2%

    Yorkshire has been able to continue growing its business base in its traditional products while expanding its housing and business lending. Despite strong competition, Yorkshire has continued to be successful in protecting its relatively robust margins.

    Other operating income increased by $39 million or 18.8% to $247 million for the six months ended March 31, 1998 from $208 million for the six months ended March 31, 1997 partly reflecting increased rental income earned by Eden Vehicle Rentals ("EVR").

    Growth in non-interest expenses by $51 million or 20.2% to $304 million for the six months ended March 31, 1998 from $253 million for the six months ended March 31, 1997 was predominantly due to the effects of the fleet growth at EVR. Excluding the impact of this and the exchange rate impact, non-interest expenses only rose marginally.

    NATIONAL IRISH BANK

    National Irish Bank recorded a $8 million or 61.5% increase in profit after tax (before abnormals) for the six months ended March 31, 1998 to $21 million from $13 million for the six months ended March 31, 1997. Net interest income increased by $8 million or 16.7% to $56 million for the six months ended March 31, 1998 from $48 million for the six months ended March 31, 1997 with higher volumes predominantly in mortgage, term and overdraft lending outweighing the impact of lower margins.

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                                        %
                                                                1998       1997      CHANGE
                                                              ---------  ---------  ---------

                                                              (IN MILLIONS, EXCEPT
                                                                  PERCENTAGES)
PROFIT & LOSS
Net interest income.........................................  A$     56  A$     48      16.7%
Other operating income......................................         26         21      23.8%
Less: Non-interest expenses.................................         49         45       8.9%
Less: Charge for doubtful debts.............................         --          2      large
                                                              ---------  ---------  ---------
Profit before income tax....................................         33         22      50.0%
Less: Income tax expense....................................         12          9       33.3
                                                              ---------  ---------  ---------
Profit after income tax (before abnormal items).............  A$     21  A$     13      61.5%
                                                              ---------  ---------  ---------
                                                              ---------  ---------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits...............................................  A$  2,387  A$  2,153      10.9%
Net loans & acceptances.....................................      2,456      2,044      20.2%
Housing loans (included in net loans and acceptances).......        872        721      20.9%
Total assets................................................      3,455      2,740      26.1%

KEY RATIOS
Cost/Income ratio (before abnormal items)...................      59.8%      65.0%
Impaired assets/Total loans.................................       1.5%       2.1%
Return on assets (before abnormal items)....................       1.2%       0.9%
Net interest margin.........................................       3.5%       3.7%

    Other operating income increased by $5 million or 23.8% to $26 million for the six months ended March 31, 1998 from $21 million for the six months ended March 31, 1997 with a strong performance from Treasury together with increased fee income in line with higher lending volumes.

    Non-interest expenses increased by $4 million or 8.9% to $49 million for the six months ended March 31, 1998 from $45 million for the six months ended March 31, 1997. In local currency terms, non-interest expenses declined contributing to the solid improvement in National Irish Bank's cost income ratio from 65.0% for the six months ended March 31, 1997 to 59.8% for the six months ended March 31, 1998.

    BANK OF NEW ZEALAND GROUP

    BNZ achieved an after tax profit (before abnormals) of $140 million for the six months ended March 31, 1998, a decrease of $32 million or 18.6% from $172 million earned in the corresponding period in the prior year. The profit reduction reflects the impact of a one off non-lending loss provision writeback booked in December 1996 ($20 million) and the impact of the transfer to Australian Financial Services of

BNZ Australia (BNZA--$17 million). Underlying profit excluding these factors increased by 5.0% for the six months ended March 31, 1998 over the corresponding period in the prior year.

                                                                SIX MONTHS ENDED
                                                                   MARCH 31,
                                                            ------------------------
                                                                                          %
                                                               1998         1997       CHANGE
                                                            -----------  -----------  ---------

                                                              (IN MILLIONS, EXCEPT
                                                                  PERCENTAGES)
PROFIT & LOSS
Net interest income.......................................  A$      300  A$      315      (4.8%)
Other operating income....................................          143          145      (1.4%)
Less: Non-interest expenses...............................          253          242       4.5%
Less: Charge for doubtful debts...........................           (4)         (22)    (81.8%)
                                                            -----------  -----------  ---------
Profit before income tax..................................          194          240     (19.2%)
Less: Income tax expense..................................           54           68     (20.6%)
                                                            -----------  -----------  ---------
Profit after income tax (before abnormal items)...........  A$      140  A$      172     (18.6%)
                                                            -----------  -----------  ---------
                                                            -----------  -----------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits.............................................  A$   13,969  A$   14,140      (1.2%)
Net loans & acceptances...................................       16,843       17,464      (3.6%)
Housing loans (included in net loans and acceptances).....        6,575        6,899      (4.7%)
Total assets..............................................       21,380       21,438      (0.3%)

KEY RATIOS
Cost/Income ratio (before abnormal items).................        57.1%        53.1%
Impaired assets/Total loans...............................         0.6%         0.8%
Return on assets (before abnormal items)..................         1.3%         1.6%
Net interest margin.......................................         2.9%         3.2%

    The above table reflects the legal entity results of BNZ. Detailed below is the after tax contributions of the major geographic units:

New Zealand operations......................................  A$    137  A$    153
Australian operations.......................................     --             17
Asian operations............................................          3          2
                                                              ---------  ---------
                                                              A$    140  A$    172
                                                              ---------  ---------
                                                              ---------  ---------

    Net interest income decreased by $15 million or 4.8% to $300 million for the six months ended March 31, 1998 from $315 million for the six months ended March 31, 1997. Net interest income (excluding the transfer of BNZA) was marginally higher that the six months ended March 31, 1997. The impact of increased underlying volumes has been partly offset by lower margin levels. The main driver has been customers moving from variable housing lending to fixed rate lending at lower margins, which is a result of a negative interest rate yield curve in New Zealand and competitive pricing with a number of new lenders entering the market.

    Other operating income decreased by $2 million or 1.4% to $143 million for the six months ended March 31, 1998 from $145 million in the corresponding period in the prior year. Other operating income, after allowing for the BNZA transfer, shows good growth in underlying fees and commissions (particularly in Credit Cards and Insurance commissions) and moderate trading profits resulting from a volatile exchange and interest rate environment.

    Non-interest expenses increased by $11 million or 4.5% to $253 million for the six months ended March 31, 1998 from $242 million for the six months ended March 31, 1997. Excluding the impact of the one off non-lending loss provision writeback booked in December 1996 and the transfer of BNZA, non-interest expenses and the cost to income ratio have remained steady.

    MICHIGAN NATIONAL CORPORATION

    Michigan National's profit after income tax (before abnormals) increased by $7 million or 8% to $99 million for the six months ended March 31, 1998 from $92 million for the six months ended March 31, 1997. In local currency terms, Michigan National's profit fell by 6.4%.

                                                                      SIX MONTHS ENDED
                                                                          MARCH 31,
                                                              ---------------------------------
                                                                                          %
                                                                 1998        1997      CHANGE
                                                              -----------  ---------  ---------

                                                              (IN MILLIONS, EXCEPT PERCENTAGES)
PROFIT & LOSS
Net interest income.........................................  A$      272  A$    223      22.0%
Other operating income......................................          129        112      15.2%
Less: Non-interest expenses.................................          235        182      29.1%
Less: Charge for doubtful debts.............................           17         13      30.8%
                                                              -----------  ---------  ---------
Profit before income tax....................................          149        140       6.4%
Less: Income tax expense....................................           50         48       4.2%
                                                              -----------  ---------  ---------
Profit after income tax (before abnormal items).............  A$       99  A$     92       7.6%
                                                              -----------  ---------  ---------
                                                              -----------  ---------  ---------
SELECTED BALANCE SHEET ITEMS
Bank deposits...............................................  A$   11,694  A$  9,015      29.7%
Net loans & acceptances.....................................       10,951      8,306      31.8%
Housing loans (included in net loans and acceptances).......          524        376      39.4%
Total assets (excluding goodwill)...........................       14,240     10,785      32.0%

KEY RATIOS
Cost/Income ratio (before abnormal items)...................        58.6%      54.4%
Impaired assets/Total loans.................................         1.0%       1.5%
Return on assets (before abnormal items)....................         1.4%       1.7%
Net interest margin.........................................         4.5%       4.5%

    Net interest income increased by $49 million or 22.0% to $272 million for the six months ended March 31, 1998 from $223 million for the corresponding period in the prior year principally due to increased lending volumes predominantly in the commercial sector.

    Other operating income increased by $17 million or 15.2% to $129 million for the six months ended March 31, 1998 from $112 million for the six months ended March 31, 1997. The increase in other operating income resulted from strong growth in lending fees on the back of increased lending volumes and the contribution of fee income in the six months ended March 31, 1998 from Boatmens Relocation Management, which was acquired in July 1997.

    Non-interest expenses increased by $53 million or 29.1% to $235 million for the six months ended March 31, 1998 from $182 million for the six months ended March 31, 1997. This increase was predominantly due to higher project activity, including Year 2000 related costs.

    The charge for doubtful debts increased by $4 million or 30.8% to $17 million for the six months ended March 31, 1998 from $13 million in the corresponding period in the prior year. The increased charge for doubtful debts principally reflects a lower level of loan recoveries compared to the six months ended March 31, 1997.

    HOMESIDE INC.

    HomeSide was acquired on February 10, 1998. The profit after income tax contribution disclosed reflects the period from acquisition date to March 31, 1998. Comparative results for the period from February 10, 1998 to March 31, 1997 are not available due to differences in accounting policies, accounting standards and the generally accepted accounting principles of the United States and Australia. HomeSide's profit contribution of $16 million after income tax for the period since its acquisition represents a 2.3% return on assets (excluding goodwill).

                                                                              SIX MONTHS ENDED
                                                                               MARCH 31, 1998
                                                                              ----------------
                                                                               (IN MILLIONS)
PROFIT & LOSS
Net interest income.........................................................     A$       4
Other operating income......................................................             62
Less: Non-interest expenses.................................................             37
Less: Charge for doubtful debts.............................................              3
                                                                                   --------
Profit before income tax....................................................             26
Less: Income tax expense....................................................             10
                                                                                   --------
Profit after income tax.....................................................     A$      16
                                                                                   --------
                                                                                   --------
SELECTED BALANCE SHEET ITEMS
Total assets (excluding goodwill)...........................................     A$   6,471

KEY RATIOS
Cost/Income ratio...........................................................          56.1%
Return on assets (excluding goodwill).......................................           2.3%

    NATIONAL AUSTRALIA LIFE

    During the six months ended March 31, 1998, sales of National Australia Life ("NAL") products through the European banking franchise continued to show strong growth. A large increase in annualized premium income, generated from a combination of significantly improved sales productivity and the on-going expansion of the distribution team, has contributed to a dramatic increase in funds under management to $722 million at March 31, 1998. NAL funds under management and profit contribution are also favorably impacted by the significant growth experienced in the United Kingdom stock market and NAL's continued aggressive management of operating expenses. NAL's higher contribution to profit for the six months ended March 31, 1997 arose from the booking of a tax credit.

    ASIA

    The contribution of operations in the Asian region increased by $6 million or 40.0% from $15 million for the six months ended March 31, 1997 to $21 million for the six months ended March 31, 1998, reflecting an increased contribution from treasury and corporate banking activities in the Asian branches together with increased profit contributions from Nautilus Insurance and BNZ's Asian operations. Included in the profit for the six months ended March 31, 1998 was a large recovery recorded by National Australia Merchant Bank (Singapore).

    The Group's Asian exposure includes all lending, foreign exchange and derivative transactions with companies residing in Asia. The exposures include facilities originated in the Group's eleven Asian branches and offices in addition to lending into Asia from the Group's other subsidiaries.

                                                                                         UNFUNDED      FUNDED
                             TRADE     RETAIL      BANKERS    MARKETABLE      LOCAL      TREASURY     TREASURY
                            FINANCE     LOANS    ACCEPTANCES  SECURITIES   LENDING(1)   EXPOSURE(2)  EXPOSURE(3)     TOTAL
                           ---------  ---------  -----------  -----------  -----------  -----------  -----------  -----------
                                                                     (IN MILLIONS)
Taiwan...................  A$     31  A$      6   A$     65    A$     30    A$     11    A$     11    A$     38   A$      192
South Korea..............        203         --         377          177          761          129           15         1,662
Japan....................        481         --          --        2,873          364        3,211        2,519         9,448
Indonesia................         41         48          --           --          255            2           --           346
Thailand.................         40          4          --           --          119           13           --           176
Malaysia.................          3         10          --           --          127           33           --           173
Phillipines..............          1         --          --           --           15            2           --            18
Hong Kong................         20         --          --          533        1,009          822           --         2,384
China....................        147         --          --           --            4           80            3           234
Singapore................        307        162          --           --          284          740          272         1,765
India....................         96         --          --           --            2           10           --           108
                           ---------  ---------  -----------  -----------  -----------  -----------  -----------  -----------
Total....................  A$  1,370  A$    230   A$    442    A$  3,613    A$  2,951    A$  5,053    A$  2,847   A$   16,506
                           ---------  ---------  -----------  -----------  -----------  -----------  -----------  -----------
                           ---------  ---------  -----------  -----------  -----------  -----------  -----------  -----------

------------------------

(1) Term, general, revolving, leasing and project loans.

(2) Forward foreign exchange contracts are shown as net exposure expressed as 10% of gross outstandings. Interest rate swaps are shown as gross outstandings.

(3) Primarily money market lines to banks.

    The Group's aggregate exposure to Asia amounted to $16.5 billion at March 31, 1998. Gross impaired assets in Asia declined by 13.2% between December 31, 1997 and March 31, 1998 to $33 million representing 0.2% of shareholders equity.

    As at March 31, 1998, the total assets of the Asia group represented 5.0% of the Group's consolidated assets and total loans in the Asian region represented 1.8% of the Group's total loans. Gross impaired assets in Asia at March 31, 1998 were $33 million, representing 0.2% of shareholders' equity.

AVERAGE BALANCE SHEETS AND RELATED INTEREST

    The following tables set forth the major categories of interest earning assets and interest bearing liabilities, together with their respective interest rates earned or paid by the Group. Averages are predominantly daily averages. Interest income figures include interest income on non-accrual loans to the extent cash payments have been received. Amounts classified as overseas represent non-Australian interest earning assets or interest bearing liabilities of the Group's controlled entities and overseas branches.

    Non-accrual loans are included within Interest Earnings Assets under "Loan and Advances".

    AVERAGE ASSETS AND INTEREST INCOME

                                                                                   SIX MONTHS ENDED SEPTEMBER 30, 1997
                                               SIX MONTHS ENDED MARCH 31, 1998
                                             ------------------------------------  ------------------------------------
                                               AVERAGE                  AVERAGE      AVERAGE                  AVERAGE
                                               BALANCE     INTEREST      RATE        BALANCE     INTEREST      RATE
                                             ------------  ---------  -----------  ------------  ---------  -----------
                                                  (IN MILLIONS)           (%)           (IN MILLIONS)           (%)
INTEREST EARNING ASSETS
Due from other financial institutions
  Australia................................  A$     1,095  A$     22         4.1   A$       824  A$     17         4.2
  Overseas.................................        10,591        301         5.7         10,037        269         5.4
Regulatory deposits
  Australia................................           876         --          --            804          2         0.5
  Overseas.................................           160          1         1.6            154          1         1.7
Investment/available for sale/trading and
  other securities
  Australia................................         6,628        175         5.3          5,623        179         6.4
  Overseas.................................        12,708        455         7.2         10,263        329         6.4
Loans and advances
  Australia................................        73,357      2,793         7.7         70,254      2,951         8.4
  Overseas.................................        67,238      3,087         9.3         59,550      2,620         8.8
Other interest earning assets(1)...........         2,417        405         n/a          1,452        214         n/a
                                                                              --                                    --
                                             ------------  ---------               ------------  ---------
Total interest earning assets..............  A$   175,070  A$  7,239         8.3   A$   158,961  A$  6,582         8.3
                                                                              --                                    --
                                                                              --                                    --
                                             ------------  ---------               ------------  ---------
                                             ------------  ---------               ------------  ---------
NON-INTEREST EARNING ASSETS
Acceptances
  Australia................................  A$    20,253                          A$    18,649
  Overseas.................................         1,212                                   836
Fixed assets
  Australia................................         1,838                                 1,880
  Overseas.................................         1,561                                 1,375
Other assets
  Australia................................        13,189                                10,963
  Overseas.................................        11,469                                11,208
                                             ------------                          ------------
Total non-interest earning assets..........        49,522                                44,911
                                             ------------                          ------------
Provision for doubtful debts
  Australia................................          (621)                                 (599)
  Overseas.................................          (774)                                 (739)
                                             ------------                          ------------
Total assets...............................  A$   223,197                          A$   202,534
                                             ------------                          ------------
                                             ------------                          ------------
Percentage of total average assets
  applicable to overseas operations........         47.6%                                 46.2%
                                             ------------                          ------------

------------------------

(1) Includes interest on derivatives.

    AVERAGE LIABILITIES AND INTEREST EXPENDITURE

                                                                                 SIX MONTHS ENDED               SIX MONTHS ENDED
                                                                                  MARCH 31, 1998               SEPTEMBER 30, 1997
                                                                        -----------------------------------  ----------------------
                                                                          AVERAGE                 AVERAGE      AVERAGE
                                                                          BALANCE    INTEREST      RATE        BALANCE    INTEREST
                                                                        -----------  ---------  -----------  -----------  ---------
                                                                            (IN MILLIONS)           (%)          (IN MILLIONS)
INTEREST BEARING LIABILITIES AND OTHER DEBT ISSUES
Time deposits
  Australia...........................................................  A$   26,867  A$    710         5.3   A$   24,542  A$    747
  Overseas............................................................       39,040      1,384         7.2        35,394      1,182
Savings deposits
  Australia...........................................................        4,158         93         4.5         4,732        102
  Overseas............................................................       15,547        358         4.6        14,066        275
Other demand deposits
  Australia...........................................................       26,091        391         3.0        24,838        416
  Overseas............................................................        9,270        159         3.5         8,347        133
Government and official institutions
  Australia...........................................................      --          --          --           --          --
  Overseas............................................................          476         14         5.8           394         11
Due to other financial institutions
  Australia...........................................................        3,107         55         3.5         3,964         94
  Overseas............................................................       12,651        385         6.1         8,889        213
Short-term borrowings
  Australia...........................................................      --          --          --           --          --
  Overseas............................................................        5,716        156         5.5         4,123        115
Long-term borrowings
  Australia...........................................................        8,964        299         6.7         6,869        228
  Overseas............................................................        2,215         72         6.6         2,073         54
Other interest bearing liabilities (1)................................          157        327         n/a           144        284
Other debt issues
  Australia...........................................................          362         13         7.5           335         10
  Overseas............................................................        1,510         58         7.7         1,483         51
                                                                                                        --
                                                                        -----------  ---------               -----------  ---------
Total interest bearing liabilities & loan capital.....................  A$  156,131  A$  4,474         5.8   A$  140,193  A$  3,915
                                                                                                        --
                                                                                                        --
                                                                        -----------  ---------               -----------  ---------
                                                                        -----------  ---------               -----------  ---------
NON-INTEREST BEARING LIABILITIES
Deposits not bearing interest
  Australia...........................................................  A$    3,839                          A$    3,506
  Overseas............................................................        7,020                                6,292
Liability on acceptances
  Australia...........................................................       20,253                               18,649
  Overseas............................................................        1,212                                  836
Other liabilities
  Australia...........................................................       11,957                               10,959
  Overseas............................................................        9,389                                8,690
                                                                        -----------                          -----------
Total non-interest bearing liabilities................................       53,670                               48,932
                                                                        -----------                          -----------
Shareholders' equity..................................................       13,396                               13,409
                                                                        -----------                          -----------
Total liabilities and shareholders equity.............................  A$  223,197                          A$  202,534
                                                                        -----------                          -----------
                                                                        -----------                          -----------
Percentage of total average liabilities applicable to overseas
  operations..........................................................        49.7%                                48.0%
                                                                        -----------                          -----------

                                                                          AVERAGE
                                                                           RATE
                                                                        -----------
                                                                            (%)
INTEREST BEARING LIABILITIES AND OTHER DEBT ISSUES
Time deposits
  Australia...........................................................         6.1
  Overseas............................................................         6.7
Savings deposits
  Australia...........................................................         4.3
  Overseas............................................................         3.9
Other demand deposits
  Australia...........................................................         3.4
  Overseas............................................................         3.2
Government and official institutions
  Australia...........................................................      --
  Overseas............................................................         5.6
Due to other financial institutions
  Australia...........................................................         4.8
  Overseas............................................................         4.8
Short-term borrowings
  Australia...........................................................      --
  Overseas............................................................         5.6
Long-term borrowings
  Australia...........................................................         6.7
  Overseas............................................................         5.2
Other interest bearing liabilities (1)................................         n/a
Other debt issues
  Australia...........................................................         6.2
  Overseas............................................................         6.9
                                                                                --
Total interest bearing liabilities & loan capital.....................         5.6
                                                                                --
                                                                                --
NON-INTEREST BEARING LIABILITIES
Deposits not bearing interest
  Australia...........................................................
  Overseas............................................................
Liability on acceptances
  Australia...........................................................
  Overseas............................................................
Other liabilities
  Australia...........................................................
  Overseas............................................................
Total non-interest bearing liabilities................................
Shareholders' equity..................................................
Total liabilities and shareholders equity.............................
Percentage of total average liabilities applicable to overseas operations..........................................................

------------------------

(1) Includes interest on derivatives.

INTEREST MARGINS AND SPREADS

                                                                                    SIX MONTHS ENDED
                                                               -----------------------------------------------------------
                                                                MARCH 31, 1998     SEPTEMBER 30, 1997     MARCH 31, 1997
                                                                      (%)                  (%)                  (%)
                                                               -----------------  ---------------------  -----------------
AUSTRALIA
Interest spread adjusted for interest foregone on non-accrual
  and restructured loans.....................................            2.7                  2.9                  3.2
Interest foregone on non-accrual and restructured loans......           (0.1)                (0.1)                (0.1)
                                                                         ---                  ---                  ---
AUSTRALIAN INTEREST SPREAD (1)...............................            2.6                  2.8                  3.1
Benefit of net free liabilities, provisions and equity.......            0.8                  0.8                  0.9
                                                                         ---                  ---                  ---
AUSTRALIAN INTEREST MARGIN (2)...............................            3.4                  3.6                  4.0
                                                                         ---                  ---                  ---
                                                                         ---                  ---                  ---
OVERSEAS
Interest spread adjusted for interest foregone on non-accrual
  and restructured loans.....................................            2.6                  2.7                  2.8
Interest foregone on non-accrual and restructured loans......           (0.1)                (0.1)                (0.1)
                                                                         ---                  ---                  ---
OVERSEAS INTEREST SPREAD (1).................................            2.5                  2.6                  2.7
Benefit of net free liabilities, provisions and equity.......            0.4                  0.5                  0.5
                                                                         ---                  ---                  ---
OVERSEAS INTEREST MARGIN (2).................................            2.9                  3.1                  3.2
                                                                         ---                  ---                  ---
                                                                         ---                  ---                  ---
GROUP
Interest spread adjusted for interest foregone on non-accrual
  and restructured loans.....................................            2.6                  2.8                  3.0
Interest foregone on non-accrual provisions and equity.......           (0.1)                (0.1)                (0.1)
                                                                         ---                  ---                  ---
GROUP INTEREST SPREAD (1)....................................            2.5                  2.7                  2.9
Benefit of net free liabilities, provisions and equity.......            0.6                  0.6                  0.7
                                                                         ---                  ---                  ---
GROUP INTEREST MARGIN (2)....................................            3.1                  3.3                  3.6
                                                                         ---                  ---                  ---
                                                                         ---                  ---                  ---

------------------------

(1) Interest spread represents the difference between the average interest rate earned and the average interest rate incurred on funds.

(2) Interest margin is net interest income as a percentage of average interest earning assets.

DERIVATIVE FINANCIAL INSTRUMENTS

    NOTIONAL PRINCIPAL, CREDIT EQUIVALENT, FAIR VALUE AND AVERAGE FAIR VALUE OF ALL DERIVATIVE FINANCIAL INSTRUMENTS

                                                 NOTIONAL PRINCIPAL            CREDIT EQUIVALENT               FAIR VALUE
                                            ----------------------------  ---------------------------  ---------------------------
                                             MARCH 31,    SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,    MARCH 31,   SEPTEMBER 30,
                                                1998           1997          1998           1997          1998           1997
                                            ------------  --------------  -----------  --------------  -----------  --------------

                                                                                (IN MILLIONS)
FOREIGN EXCHANGE RATE RELATED CONTRACTS
Spot and forward contracts to purchase
  foreign exchange
  Trading.................................  A$   205,936   A$   211,510   A$    7,103    A$   5,752     A$   (374)    A$    (506)
  Other than trading......................        19,803         23,974           822           586           723            406
                                            ------------  --------------  -----------  --------------  -----------       -------
Total foreign exchange....................       225,739        235,484         7,925         6,338           349           (100)
                                            ------------  --------------  -----------  --------------  -----------       -------
Cross currency swaps
  Trading.................................         4,469          4,904           277           245           (81)           (47)
  Other than trading......................         2,639          1,359            77           106            16             50
                                            ------------  --------------  -----------  --------------  -----------       -------
Total currency swaps......................         7,108          6,263           354           351           (65)             3
                                            ------------  --------------  -----------  --------------  -----------       -------
Total futures trading.....................            52            196       --             --            --                  1
                                            ------------  --------------  -----------  --------------  -----------       -------
Options
  Trading.................................        15,664         12,386           297           207            66             28
  Other than trading......................       --             --            --             --            --             --
                                            ------------  --------------  -----------  --------------  -----------       -------
Total options.............................        15,664         12,386           297           207            66             28
                                            ------------  --------------  -----------  --------------  -----------       -------
Total foreign exchange rate related
  contracts...............................  A$   248,563   A$   254,329   A$    8,576    A$   6,896     A$    350     A$     (68)
                                            ------------  --------------  -----------  --------------  -----------       -------
                                            ------------  --------------  -----------  --------------  -----------       -------
INTEREST RATE RELATED CONTRACTS
Forward rate agreements
  Trading.................................  A$    28,291   A$    41,880   A$       39    A$      61     A$     (3)    A$       1
  Other than trading......................         2,374          1,544       --             --                 1         --
                                            ------------  --------------  -----------  --------------  -----------       -------
Total forward rate agreements.............        30,665         43,424            39            61            (2)             1
                                            ------------  --------------  -----------  --------------  -----------       -------
Swaps
  Trading.................................       115,020         96,181         2,081         1,849          (381)          (342)
  Other than trading......................        26,695         22,191           238           185            51           (159)
                                            ------------  --------------  -----------  --------------  -----------       -------
Total swaps...............................       141,715        118,372         2,319         2,034          (330)          (501)
                                            ------------  --------------  -----------  --------------  -----------       -------
Futures
  Trading.................................        62,989         90,322       --             --               (11)            23
  Other than trading......................         2,203          1,265       --             --                (1)            (1)
                                            ------------  --------------  -----------  --------------  -----------       -------
Total futures.............................        65,192         91,587       --             --               (12)            22
                                            ------------  --------------  -----------  --------------  -----------       -------
Options
  Trading.................................        54,322         86,580            88            50            18             13
  Other than trading......................         1,516            137             7             5             1              1
                                            ------------  --------------  -----------  --------------  -----------       -------
Total options.............................        55,838         86,717            95            55            19             14
                                            ------------  --------------  -----------  --------------  -----------       -------
Total interest rate related contracts.....  A$   293,410   A$   340,100   A$    2,453    A$   2,150     A$   (325)    A$    (464)
                                            ------------  --------------  -----------  --------------  -----------       -------
                                            ------------  --------------  -----------  --------------  -----------       -------
OTHER INDEX RELATED CONTRACTS
Swaps
  Other than trading......................  A$        11   A$        12       --             --            --             --
                                            ------------  --------------  -----------  --------------  -----------       -------
Total.....................................  A$   541,984   A$   594,441   A$   11,029    A$   9,046     A$     25     A$    (532)
                                            ------------  --------------  -----------  --------------  -----------       -------
                                            ------------  --------------  -----------  --------------  -----------       -------

                                              AVERAGE FAIR VALUE (1)
                                            ---------------------------
                                             MARCH 31,   SEPTEMBER 30,
                                               1998           1997
                                            -----------  --------------

FOREIGN EXCHANGE RATE RELATED CONTRACTS
Spot and forward contracts to purchase
  foreign exchange
  Trading.................................   A$    316     A$    (120)
  Other than trading......................      --             --
                                            -----------       -------
Total foreign exchange....................         316           (120)
                                            -----------       -------
Cross currency swaps
  Trading.................................         (56)           (13)
  Other than trading......................      --             --
                                            -----------       -------
Total currency swaps......................         (56)           (13)
                                            -----------       -------
Total futures trading.....................      --                  1
                                            -----------       -------
Options
  Trading.................................          53            (10)
  Other than trading......................      --             --
                                            -----------       -------
Total options.............................          53            (10)
                                            -----------       -------
Total foreign exchange rate related
  contracts...............................   A$    313     A$    (142)
                                            -----------       -------
                                            -----------       -------
INTEREST RATE RELATED CONTRACTS
Forward rate agreements
  Trading.................................   A$     (3)    A$       2
  Other than trading......................      --             --
                                            -----------       -------
Total forward rate agreements.............          (3)             2
                                            -----------       -------
Swaps
  Trading.................................        (421)          (289)
  Other than trading......................      --             --
                                            -----------       -------
Total swaps...............................        (421)          (289)
                                            -----------       -------
Futures
  Trading.................................         (11)            (1)
  Other than trading......................      --             --
                                            -----------       -------
Total futures.............................         (11)            (1)
                                            -----------       -------
Options
  Trading.................................          32              5
  Other than trading......................      --             --
                                            -----------       -------
Total options.............................          32              5
                                            -----------       -------
Total interest rate related contracts.....   A$   (403)    A$    (283)
                                            -----------       -------
                                            -----------       -------
OTHER INDEX RELATED CONTRACTS
Swaps
  Other than trading......................      --             --
                                            -----------       -------
Total.....................................   A$    (90)    A$    (425)
                                            -----------       -------
                                            -----------       -------

------------------------

(1) Average Fair Values of other than trading contracts are not available.

    For a full description of the Group's derivative financial instrument activities, exposure management techniques and accounting methodologies, see the 1997 Form 20-F.

    CREDIT EQUIVALENT BY MATURITY

    The following table provides a maturity profile of the credit equivalent of derivative financial instruments by contract type.

                                                EXCHANGE RATE               INTEREST RATE
                                              RELATED CONTRACTS           RELATED CONTRACTS                 TOTAL
                                          --------------------------  --------------------------  --------------------------
                                           MARCH 31,   SEPTEMBER 30,   MARCH 31,   SEPTEMBER 30,   MARCH 31,   SEPTEMBER 30,
                                             1998          1997          1998          1997          1998          1997
                                          -----------  -------------  -----------  -------------  -----------  -------------

                                                                            (IN MILLIONS)
Within 6 Months.........................   A$  5,820    A$    4,259    A$    342    A$      121   A$    6,162   A$    4,380
6 Months--1 Year........................       2,082          1,911          375            244         2,457         2,155
1--2 Years..............................         303            449          348            476           651           925
2--5 Years..............................         263            213          801            828         1,064         1,041
After 5 Years...........................         108             64          587            481           695           545
                                          -----------  -------------  -----------  -------------  -----------  -------------
Total...................................   A$  8,576    A$    6,896    A$  2,453    A$    2,150   A$   11,029   A$    9,046
                                          -----------  -------------  -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------  -----------  -------------

    CREDIT EQUIVALENT BY CONCENTRATION

    The following table allocates the credit equivalent of derivative financial instruments to the sectors and geographic locations of the ultimate obligors.

                                                                           NON-BANK    CORPORATE AND
                                                                           FINANCIAL     ALL OTHER
                                                 GOVERNMENTS     BANKS    INSTITUTIONS    SECTORS        TOTAL
                                                -------------  ---------  -----------  -------------  -----------
                                                                          (IN MILLIONS)
Australia.....................................    A$    319    A$  3,876   A$    441    A$    1,691   A$    6,327
Europe........................................           --        1,022           5            135         1,162
New Zealand...................................            6          243          24            419           692
United States of America......................           --        1,472          19              1         1,492
Asia..........................................            1        1,120         158             77         1,356
                                                     ------    ---------  -----------  -------------  -----------
Total.........................................    A$    326    A$  7,733   A$    647    A$    2,323   A$   11,029
                                                     ------    ---------  -----------  -------------  -----------
                                                     ------    ---------  -----------  -------------  -----------

    In excess of 94% of the Group's derivative financial instrument outstandings are to customers with a credit rating of investment grade or above under the Group's loan grading system.

    EARNINGS AT RISK

                                                                                                             MAXIMUM
                                                                                                              VALUE
                                                                                                             DURING
                                                AVERAGE VALUE DURING            MINIMUM VALUE DURING        REPORTING
                                                  REPORTING PERIOD                REPORTING PERIOD           PERIOD
                                           ------------------------------  ------------------------------  -----------
                                             MARCH 31,     SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                               1998            1997            1998            1997           1998
                                           -------------  ---------------  -------------  ---------------  -----------

                                                                          (IN MILLIONS)
Earnings at risk at 95% confidence level
  Foreign exchange risk..................    A$      3       A$      2       A$      2       A$      1      A$      4
  Interest rate risk.....................    A$      7       A$      5       A$      5       A$      4      A$     10


                                            SEPTEMBER 30,
                                                1997
                                           ---------------

Earnings at risk at 95% confidence level
  Foreign exchange risk..................     A$      3
  Interest rate risk.....................     A$      7

PROVISIONS FOR DOUBTFUL DEBTS

                                                                     AT MARCH 31, 1998                AT MARCH 31, 1997
                                                              -------------------------------  -------------------------------
                                                              SPECIFIC    GENERAL     TOTAL    SPECIFIC    GENERAL     TOTAL
                                                              ---------  ---------  ---------  ---------  ---------  ---------

                                                                                       (IN MILLIONS)
Opening balance.............................................  A$    594  A$    771  A$  1,365  A$    648  A$    664  A$  1,312
Provisions acquired.........................................         33         24         57         --         --         --
Bad debts recovered.........................................        121         --        121         97         --         97
Bad debts written off.......................................       (265)        --       (265)      (206)        --       (206)
Charge from profit and loss.................................        166        102        268         69         36        105
Foreign currency translation and consolidation
  adjustments...............................................         38         24         62         11          7         18
                                                              ---------  ---------  ---------  ---------  ---------  ---------
Closing Balance.............................................  A$    687  A$    921  A$  1,608  A$    619  A$    707  A$  1,326
                                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                              ---------  ---------  ---------  ---------  ---------  ---------

    The specific provision for off balance sheet credit related commitments of $13 million (1997: $17 million) is included in the above table. For financial statements presentation, the specific provision for off balance sheet credit related commitments is classified and reported as a liability.

    The doubtful debts charge for the March 1998 half year was $163 million higher than for the March 1997 half year. The increase relates to higher specific provisions ($97 million) primarily in Clydesdale Bank and Australia and an increase in the Group's Asian provisions, mainly in Thailand. BNZ recorded further recoveries and Yorkshire recorded lower charges in the period.

    The general provision charge of $102 million for the March 1998 half year was $66 million higher than for the March 1997 half year and partly reflects the strong growth in loan volumes.

    Specific provision coverage of non-accrual loans increased from 46.4% at September 30, 1997 to 50.1% at March 31, 1998 with the total provisioning coverage (including both specific and general provisions) exceeding 100%.

SPECIFIC PROVISION CHARGE FOR DOUBTFUL DEBTS BY GROUP ENTITIES

                                                                                          SIX MONTHS ENDED
                                                                                             MARCH 31,
                                                                                        --------------------
                                                                                                                   %
                                                                                          1998       1997       CHANGE
                                                                                        ---------  ---------  -----------

                                                                                           (IN MILLIONS)
AUSTRALIAN GROUP......................................................................  A$     68  A$     10       large
EUROPEAN GROUP
  Clydesdale Bank.....................................................................         49         26        88.5
  Northern Bank.......................................................................          1         (2)      large
  Yorkshire Bank......................................................................         32         64       (50.0)
  National Irish Bank.................................................................         (1)        --          --
                                                                                        ---------  ---------       -----
Total European Bank...................................................................         81         88        (8.0)
                                                                                        ---------  ---------       -----
NEW ZEALAND GROUP.....................................................................        (11)       (27)      (59.3)
UNITED STATES GROUP...................................................................         15          2       large
ASIAN GROUP...........................................................................         13         (4)      large
                                                                                        ---------  ---------       -----
TOTAL.................................................................................  A$    166  A$     69       large
                                                                                        ---------  ---------       -----
                                                                                        ---------  ---------       -----

PROVISIONING COVERAGE RATIOS

                                                                                AT MARCH 31
                                                                            --------------------
                                                                              1998       1997
                                                                            ---------  ---------
Actual coverage...........................................................      49.2%      42.2%
Effective coverage........................................................      57.3%      49.3%
Total coverage............................................................     112.6%      91.5%

    The actual coverage reflects the level of specific provision raised against impaired assets. Effective coverage is determined by notionally adding back write offs taken during the course of the period to both the gross receivable and specific provision balances. The total coverage is determined by adding in the general provision balance.

CAPITAL ADEQUACY

                                                                                          AS AT
                                                                        -----------------------------------------
                                                                         MARCH 31,    SEPTEMBER 30,   MARCH 31,
                                                                            1998          1997           1997
                                                                        ------------  -------------  ------------

                                                                              (IN MILLIONS, EXCEPT RATIOS)
Tier 1 Capital........................................................  A$    10,507   A$   10,464   A$    11,163
Tier 2 Capital........................................................         5,328         3,395          3,634
Deductions............................................................          (443)         (385)          (336)
                                                                        ------------  -------------  ------------
Total Regulatory Capital..............................................  A$    15,392   A$   13,474   A$    14,461
                                                                        ------------  -------------  ------------
                                                                        ------------  -------------  ------------
Risk Weighted Assets--Credit Risk (1).................................  A$   176,370   A$  154,309   A$   142,806
Risk Weighted Assets--Market Risk (2).................................         3,838            --             --
                                                                        ------------  -------------  ------------
Total Risk Weighted Assets............................................  A$   180,208   A$  154,309   A$   142,806
                                                                        ------------  -------------  ------------
                                                                        ------------  -------------  ------------
RISK ADJUSTED CAPITAL RATIOS
Tier 1................................................................          5.8%          6.8%           7.8%
Tier 2................................................................          3.0%          2.2%           2.5%
Deductions............................................................         (0.3%)        (0.3%)         (0.2%)
                                                                        ------------  -------------  ------------
Total.................................................................          8.5%          8.7%          10.1%
                                                                        ------------  -------------  ------------
                                                                        ------------  -------------  ------------

------------------------

(1) Risk Weighted Assets compiled for credit risk purposes as outlined in Prudential Statement C1 ("PS C1").

(2) In addition to minimum capital requirements under PS C1, Prudential Statement C3 ("PS C3")-- "Capital Adequacy of Banks: Market Risk" became effective in January 1998. Australian banks are now required to hold sufficient levels of capital to cover market risk. Market risk is defined as the risk of losses in on- and off-balance sheet positions arising from movements in market prices. Market risk capital requirements apply only to banks' trading books.

    PS C3 requires the measure of market risk to be multiplied by 12.5 (I.E., the reciprocal of the minimum capital ratio of 8%) to determine a notional Risk Weighted Asset figure. Comparative figures for September 1997 and March 1997 are not available.

    The Tier 1 capital ratio declined from 6.6% at December 31, 1997 to 5.8% at March 31, 1998. The decline reflects the acquisition of HomeSide and a 5.1% increase in risk weighted assets. The decline also reflects the introduction of the APRA's capital requirements for market risk (PS C3).

    Tier 2 capital declined modestly over the March 1998 quarter following the further amortization (for capital purposes) of dated subordinated debt and the reduction in the asset revaluation reserve from the sale of properties in Australia and Europe.

    Excluding the impact of the introduction of PS C3, the total capital ratio has remained constant with September 1997.

ASSET QUALITY

    The Group calculates the asset quality of its loan portfolio according to the following impaired assets categories which are defined in the APRA guidelines on asset quality disclosures. For a full description of the Group's impaired asset categories, see the 1997 Form 20-F.

                                                           AS AT MARCH 31, 1998             AS AT SEPTEMBER 30, 1997
                                                     ---------------------------------  ---------------------------------
                                                                 SPECIFIC                           SPECIFIC
                                                       GROSS    PROVISIONS      NET       GROSS    PROVISIONS      NET
                                                     ---------  -----------  ---------  ---------  -----------  ---------

                                                                      (IN MILLIONS, EXCEPT PERCENTAGES)
NON-ACCRUAL LOANS
  Australian Group.................................  A$    547   A$    195   A$    352  A$    553   A$    189   A$    364
  European Group...................................        547         171         376        474         164         310
  New Zealand Group................................        103          19          84        110          20          90
  United States Group(1)...........................        142         255        (113)       125         187         (62)
  Asian Group......................................         33          23          10         19          15           4
                                                     ---------  -----------  ---------  ---------  -----------  ---------
                                                         1,372         663         709      1,281         575         706
RESTRUCTURED LOANS.................................          5          --           5          5          --           5

ASSETS ACQUIRED THROUGH SECURITY
  ENFORCEMENT......................................         20          --          20         12          --          12

TOTAL IMPAIRED ASSETS
  Australian Group.................................        547         195         352        553         189         364
  European Group...................................        551         171         380        478         164         314
  New Zealand Group................................        103          19          84        110          20          90
  United States Group(1)...........................        163         255         (92)       138         187         (49)
  Asian Group......................................         33          23          10         19          15           4
                                                     ---------  -----------  ---------  ---------  -----------  ---------
                                                         1,397         663         734      1,298         575         723
PERCENTAGE OF NON-ACCRUAL LOANS TO
  RISK WEIGHTED ASSETS.............................       0.8%                    0.4%       0.8%                    0.5%
                                                     ---------               ---------  ---------               ---------

MEMORANDUM DISCLOSURES:
    ACCRUING LOANS PAST DUE 90 DAYS OR
      MORE WITH ADEQUATE SECURITY..................  A$    154          --   A$    154  A$    103          --   A$    103
                                                     ---------  -----------  ---------  ---------  -----------  ---------
ACCRUING PORTFOLIO FACILITIES PAST
  DUE 90 TO 180 DAYS...............................        111          24          87        107          19          88
                                                     ---------  -----------  ---------  ---------  -----------  ---------

------------------------

(1) MNC and HomeSide adopt a provisioning methodology under which a portion of the specific provision is determined against segments of its loan portfolio based on historical loan loss experience and current trends evident in those segments of its loan portfolios. As at March 31, 1998, these specific provisions amounted to A$231 million (September 1997: A$168 million). This amount is included in the specific provision figure quoted in the above table. Due to the nature of the MNC and HomeSide provisioning methodology, the above table does not include gross loan amounts to which this portion of the specific provision relates.

    Total gross impaired assets increased by $104 million during the three months ended March 31, 1998 to $1,397 million as at March 31, 1998. Increases were recorded in Australia, Europe and the United States.

    The Group's impaired asset portfolio remains modest, with the ratio of gross non-accrual loans to risk weighted assets of 0.8% at March 31, 1998 (0.8% at September 30, 1997).

EUROPEAN ECONOMIC AND MONETARY UNION ("EMU")

    The next stage of the process of EMU will commence on January 1, 1999 with the introduction of a new single currency -- the euro -- in eleven countries of the European Union. The euro will exist in parallel with the currencies of the participating countries ("national currency units" or "NCUs") during a transition period of three years ending December 31, 2001. In the transition period it will be possible to make non-cash payments in either euro or NCUs, but euro notes and coins will not be introduced in the participating countries, and NCUs will not start to be phased out, until January 1, 2002.

    The introduction of the euro is expected to make significant changes to European businesses by increasing competition, reducing transaction costs and eliminating exchange rate exposures.

    Although the United Kingdom Government has decided not to join this stage, it has declared in principle the possibility of deciding to join early in the next Parliament. Ireland (where National Irish Bank Limited is situated) is a participating country.

    In common with other banks and financial institutions operating in Europe, the Company is considering the opportunities and challenges provided by the introduction of the euro. The Company has also established a program to address its effect on the business and operations of the Group. The EMU program was established in May 1997 and involves a review of the Group's operations worldwide to identify areas affected and to manage the transition with minimum disruption to customers.

    The EMU program is structured on a geographical basis with teams operating in each area. The EMU program is co-ordinated at a Group level under the sponsorship of the Executive General Manager, Global Wholesale Financial Services and the General Manager, Group Payments.

    The key potential impacts of EMU on the Group are described below. The EMU program is addressing each of those impacts and the Company does not expect EMU to have a material adverse effect on its business. However, it is not possible to predict all possible strategic practical implications of EMU and there may be other key potential impacts. Where the Group is relying on third parties to provide EMU related services there can be no guarantee that they will provide those services in a timely manner, but it is not expected that the late provision of those services will disrupt materially the Group's operations during the transition period.

    1. OPERATIONAL CAPABILITY: The ability of the Group's procedures and systems to operate where necessary in a dual currency environment during the transition period and to process the euro. From the technical perspective, this involves modifying existing applications and systems and developing or acquiring additional functionality, applications and systems.

    2. PAYMENT CAPABILITY: The ability of the Group to make and receive payments in euro. The Company is in the process of becoming a Clearing Member of the Euro Banking Association ("EBA") and intends becoming a member of the Clearing House Automated Payment System ("CHAPS") Euro. It is also revising its existing correspondent banking relationships to deal with the new euro environment.

    3. PRODUCT IMPACTS: The effect on existing products of the Group and the need to provide new products in euro. For example, the elimination of foreign currency exposure between NCUs will affect treasury products and the substitution of NCUs by the euro will affect asset and liability products offered by the Group.

    4. CONVERSION WEEKEND: The effect of redenomination of some existing debt instruments and the conversion of cash balances over the conversion weekend (January 1-4, 1999) and the replacement of the ECU with the euro on January 1, 1999. The Company is developing a plan to address the conversion weekend with the aim of ensuring minimum business disruption.

    5. LEGAL CONTRACTS: The effect of the introduction of the euro on legal contracts to which a member of the Group is a party. The EMU program is reviewing contracts which may be affected and the extent to which they need amendment. The Company is a signatory to the International Swaps and Derivatives Association, Inc. ("ISDA") Protocol which is a multilateral industry sponsored document designed to address certain EMU related issues affecting existing ISDA contracts.

YEAR 2000

    In common with many business users of computers around the world, the Company has investigated to what extent the date change from 1999 to 2000 may affect its businesses. The Company has established a program designed to ensure that the impact of the change to 2000 on the Group and its customers is minimized. The Board of Directors has made the work associated with the change to 2000 a key priority for management.

    The Company's program involves an extensive review of the Group's operations and scoping the work that needs to be completed to minimize any potential impact. This includes reviewing the possible effects on the Group arising out of how third parties manage their transition to 2000. The work demonstrates that there are two possible key impacts:

    - Internal--the change to 2000 could cause interruptions, errors in calculations or delays to the Group's business critical processes via unexpected system or application malfunctioning or changed customer behavior causing interruption to business services and functioning.

    - External--the impact on the Group's own operations from third parties, including customer, suppliers, interbank counterparties, regulators and electronic distribution channels which may be impacted by the change to 2000. This includes any secondary or systemic impact that may arise from the change to 2000 on governments in the countries in which these third parties operate.

    YEAR 2000 PROGRAM

    The Company's formal Year 2000 Program was established in September 1996. At that time, an outside firm was engaged to assist the Company in the mobilization and assessment phase. That firm continues to play an active role in the Year 2000 Program. Prior to September 1996, Year 2000 work had been underway on specific systems and applications for some years.

    The Year 2000 Program is sponsored by the Chief Information Officer and the Executive General Manager Group Risk Management both of whom report directly to the Managing Director. The program is structured on a geographical basis with programs located in the countries where the Group has business infrastructure. At the Group level, the Year 2000 Program is coordinated by the Year 2000 Group Program Director, who heads a dedicated team in the Group Program Office. The Year 2000 Group Program Director works directly with the two sponsors.

    The Company has designed its Year 2000 Program across the total Group around four key areas:

    1. Business Information Systems--mainframe and mid range computers, operating systems and applications whether developed in-house or acquired from vendors. This is the main area of code repair and testing with the Year 2000 Program. Code is repaired, either by the Company or vendors, it is then tested, returned to production and then tested again with other repaired applications and systems. Repair may involve expanding date fields to four digits, or use of windowing solutions.

    2. End User Computing--all aspects of desktop computing, including personal computer hardware, operating systems, vendor packages and user developed applications, databases and tools. The remediation options include repair and testing, or replacement of hardware, operating systems and software. Most user developed applications are to be individually scrutinized to verify their readiness for 2000.

    3. Business Support Infrastructure--all buildings and associated services (electricity, air conditioning, security, telecommunications, etc.) used by the Group in its businesses. This area of the program involves the greatest concentration of embedded chips. The Company is working with manufacturers and suppliers to ensure that all infrastructure is tested and embedded chips or other date related logic are upgraded or replaced where necessary.

    4. Business Dependencies--all the potential impacts of the change to 2000 other than the work associated with replacement, repair and testing. This work incorporates management of the impacts of the change to 2000 on third parties and their associated effects on the Group. These third parties include suppliers of products and services used by the Group in its operations. Other work involves contingency planning associated with the risk of internal or external failures during the change. Also included is credit risk, counterparty risk, investment risk, liquidity risk, electronic channels risk, systemic risk, trading and investment portfolio risk and legal and regulatory risk.

    Third party dependencies occur in all four key areas of the Year 2000 Program. However, it is not possible in all cases to obtain complete, accurate and timely information regarding the Year 2000 Programs of third parties. Further, the Company's ability to direct their behavior or to change relationships with these parties is in some cases limited. There can be no guarantee that third parties on which the Company relies will complete their Year 2000 programs on time, in which event there may be impacts on the Group's business.

    The Company cannot operate its business without uninterrupted access to local, national and international telecommunications services and a continuous power supply wherever it has a business presence. The Company's trading partners, customers and suppliers likewise are unlikely to be able to operate their businesses without access to similar levels of services from these utilities. The Company is involved in industry groups in Australia and internationally which are focused on the preparation of utilities for the change to 2000. Part of that work includes contingency planning in the event of outages; however, no assurance can be given that such industry wide contingency planning will successfully ensure "business as usual" in the event of a major power or telecommunication failure.

    In addition, the Company is dependent on the proper functioning of payment systems and financial system infrastructure. The Company is a member of the Australia Interbank Working Group, which is involved in the planned testing of the payments systems, management of telecommunications providers and vendor management where there is commonality of vendors between members, and building support infrastructure. The Company also supports, via a sub-group of the Interbank Working Group, a Global Year 2000 coordinating group that was set up early this year. Overseas member banks within the Group are also part of industry Year 2000 groups in their respective countries.

    CONTINGENCY PLANNING

    The Company's Year 2000 Program is based on the assumption that 100% impact coverage is not feasible nor practical. In these circumstances, it is possible that the Group or third parties on which the Group depends may have unplanned system difficulties during the transition through 2000, or that third parties may not successfully manage the change to 2000. The Business Dependencies area of the Year 2000 Program will involve the review and adjustment of existing business continuity planning to incorporate these circumstances to seek to ensure that the Company meets its primary objective of business as usual before, during and through 2000.

    STATE OF READINESS

    The Company uses large and complex systems and its extensive customer and supplier base means that the Year 2000 Program spans nearly all aspects of its operations. Accordingly, there is no single meaningful measure of the status of the Year 2000 Program. It is the Company's aim to complete code repair for core and support systems with return to production by the target date of November 1998 in line with the Basle Committee on Banking Supervision and other regulators' suggested completion dates for core systems. The reality of the Year 2000 work, its breadth, dependencies and linkages (including satisfactory and timely delivery by key vendors) means that there may be some work which will be completed after the target date of November 1998. The main projected exceptions to the target date are in the GWFS Year 2000 program (predominantly due to changes in the delivery schedule of a key vendor) and HomeSide, where work is likely to continue through to March 1999.

    ESTIMATED COST

    The estimated financial impact of the Company's Year 2000 program, including depreciation, is currently budgeted at $284 million for the period September 1996 through to March 2000. This amount includes a provision for the costs of HomeSide. Other additional expenses may arise from new acquisitions or business expansions which might occur from time to time. As of July 31, 1998, the Company had spent approximately $128 million in connection with the Year 2000 Program.

    In calculating the cost of the Company's Year 2000 Program, the costs associated with the identified impacts across the four key areas have been included. These costs include the costs of employees, contractors and consultants engaged in Year 2000 work, even though many of the employees are permanent employees of the Company representing costs which would be incurred in the ordinary course of business. The costs also include the depreciation charges associated with the upgrade, repair or replacement of systems. They also include the costs of effort in each business unit as well as in the dedicated project teams.

    Given the costs associated with Year 2000, the Company is taking the opportunity to further drive process improvement across the Group. One example is the use of an enhanced understanding of the alignment between processes, products, services and technology to assist ongoing convergence activities.

    The Year 2000 Program is complex and reliant upon coordination with customers and suppliers. Accordingly, the effort and costs in any given period will depend upon progress. The figure of $255 million is based on the current status of the Year 2000 program and may be subject to change. The figure of $255 million does not take into account any damage to the Group's businesses, or any claims for loss or damage against the Group by third parties, which may result if the Group or third parties do not successfully manage the effect of the Year 2000 date change in time.

    YEAR 2000 RISK

    While working to ensure that the Company's primary objective of business as usual before, during and through 2000 is achieved, there can be no guarantee that its Year 2000 Program will be successful in all respects or that the date change from 1999 to 2000 will not materially affect the business in some form.

                      DESCRIPTION OF THE PREFERENCE SHARES

    THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS AND PROVISIONS OF THE PREFERENCE SHARES OF THE COMPANY. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO, AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO, THE CONSTITUTION OF THE COMPANY (THE "CONSTITUTION") AND THE RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY OR ITS AUTHORIZED COMMITTEE (EACH REFERRED TO AS THE "BOARD OF DIRECTORS") ESTABLISHING THE RIGHTS, PREFERENCES, PRIVILEGES, LIMITATIONS AND RESTRICTIONS RELATING TO THE PREFERENCE SHARES (COLLECTIVELY, THE "TERMS OF ISSUE"). COPIES OF THE CONSTITUTION AND THE TERMS OF ISSUE OF THE PREFERENCE SHARES HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS FORMS A PART.

GENERAL

    Under the Constitution, the Board of Directors is authorized to provide for the issue of shares with such preferred, deferred or other rights as to dividends, voting, return of capital, or otherwise as the Board of Directors, in its discretion, may determine. Under the Australian Corporations Law, a company may not allot preference shares unless the rights of the holders of those shares with respect to repayment of capital, participation in surplus assets and profits, cumulative or non-cumulative dividends, voting and priority of payment of capital and dividends in relation to other shares or classes of preference shares are set out in the constitution of the company or have otherwise been approved by special resolution of the company. Each of these matters is set out in the Constitution and in the Terms of Issue.

    Pursuant to the Constitution, the Board of Directors has authorized the issue of the Preference Shares. As at the date of this Prospectus, the Company does not have any preference shares on issue. The Company has on issue US$1 billion principal amount of 7 7/8% Perpetual Capital Securities (the "Capital Securities") issued by a wholly owned subsidiary of the Company and fully and unconditionally guaranteed on a subordinated basis by the Company of principal, payments and other amounts payable on the Capital Securities. The Company has the option to require the exchange of all (but not part) of the Capital Securities at any time for 7 7/8% Convertible Non-Cumulative Preference Shares (the "7 7/8 % Preference Shares") of the Company at the rate of one 7 7/8% Preference Share for each US$25 principal amount of the Capital Securities. The Company may authorize additional issues of preference shares in the future, including additional preference shares ranking pari passu with the Preference Shares.

    Each Preference Share, when issued, will be fully paid. Dividend payments, if any, on the Dividend Paying Preference Shares will be payable in United States dollars. Payments, if any, on a liquidation of the Company may, in certain circumstances, be payable in Australian dollars.

    The Preference Shares are subject to redemption, Buy-Back or Capital Reduction by the Company in its absolute discretion under certain circumstances, as described below under "Redemption, Buy-Back or Capital Reduction." The Preference Shares will have the dividend, voting, liquidation and other rights described below.

    The holders of Preference Shares will be required to comply with certain regulatory requirements under the Australian Corporations Law if the Preference Shares are offered for purchase, or invitations to buy the Preference Shares are made, in Australia.

    Except as described herein the holders of the Preference Shares will have no right to participate in the profits or surplus assets of the Company. Additionally, the holders of the Preference Shares will have no right to participate in a dividend plan of the Company or in any other new issues of securities by the Company with holders of ordinary shares of the Company.

INITIAL ISSUANCE

    On the Issue Date, the Company will issue 32,008,000 Initial Preference Shares to the Depositary for deposit under the Deposit Agreement (each, as defined herein) in consideration for the payment by the Jersey Subsidiary to the Company of the subscription price for such Initial Preference Shares. The

Depositary will issue ADRs evidencing 16,004,000 ADSs representing such Initial Preference Shares to the Jersey Subsidiary. In addition, up to 4,792,000 Initial Preference Shares (to be represented by up to 2,396,000 ADSs) may be issued if the Underwriters of the TrUEPrS exercise their over-allotment options as described in the TrUEPrS Prospectus. The Company will use the proceeds from such issuance to make one or more capital contributions to a newly formed Delaware business trust wholly owned by the Company (the "Distribution Trust").

DIVIDEND RIGHTS

    No dividends will accrue or be paid on the Initial Preference Shares. Upon the earliest occurrence of any of the following dates or events (each, a "Conversion Event"), each Initial Preference Share will automatically convert into one Dividend Paying Preference Share with the dividend rights described below as of the "Conversion Date" specified below with respect to such Conversion Event. Each term not defined herein has the meaning as defined in the accompanying TrUEPrS Prospectus.

        (i) December 31, 2047, in which case the Conversion Date will be such date;

        (ii) any date selected by the Company in its absolute discretion, in which case the Conversion Date will be such date;

       (iii) the failure of the Trust to receive for any reason on or within three Business Days after an Interest Payment Date the interest then due on the Debt Securities in full without deduction or withholding for any taxes, duties or other charges, in which case the Conversion Date will be the fourth Business Day following such Interest Payment Date;

        (iv) the Total Capital Adequacy Ratio or the Tier 1 Capital Ratio of the Company (either as reported quarterly by the Company to the applicable Regulatory Authority or as determined at any time by the applicable Regulatory Authority in its absolute discretion) is below 8% or 4%, respectively, (or, in each case, such lesser percentage (the "Required Percentage") as may be prescribed by the applicable Regulatory Authority for the Company at the time), and such ratio is not increased by the Company to at least 8% or 4%, respectively, (or such lesser Required Percentage) within 90 days after the date on which the Company makes such quarterly report or receives notice from the applicable Regulatory Authority of such determination by such Regulatory Authority, in which case the Conversion Date will be the Business Day immediately following the expiration of such 90-day period.

        (v) any change in (A) the legal ownership of the securities (other than the Debt Securities) issued by, (B) subject to certain exceptions described herein, any provision of the constituent documents of, or (C) the business purpose (or, solely with respect to the Jersey Charitable Trust, the powers of the trustees thereof) (as specified in such constituent documents) of, any of the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust or the Jersey Subsidiary, in which case the Conversion Date will be the date on which any such change occurs;

        (vi) any change in the business purpose of the Distribution Trust (as specified in the constituent documents thereof), in which case the Conversion Date will be the date on which any such change occurs;

       (vii) the common securities of Distribution Trust cease to be wholly owned, directly or indirectly, by the Company or a direct or indirect wholly owned subsidiary or branch of the Company, in which case the Conversion Date will be the date on which the common securities of the Distribution Trust cease to be so wholly-owned;

      (viii) the USLLC ceases to be a direct or indirect wholly-owned subsidiary or branch of the Company in which case the Conversion Date will be the date on which the USLCC ceases to be so wholly-owned;

        (ix) any NAB Borrower ceases to be the Company, a direct or indirect wholly owned subsidiary or branch of the Company, in which case the Conversion Date will be the date on which the NAB Borrower ceases to be the Company or so wholly-owned;

        (x) (A) a proceeding is commenced by the Company, the UK Company, the Jersey Holding Company, the Jersey Charitable Trust, the Jersey Subsidiary, the Distribution Trust, the USLLC or any NAB Borrower (each, a "Relevant Entity") or by a person that controls a Relevant Entity for an order that such Relevant Entity be wound up or liquidated or for the appointment of a liquidator, provisional liquidator, administrator, controller or similar official in respect of the Relevant Entity or all or substantially all of its property, in which case the Conversion Date will be the date on which such proceeding is filed; (B) any proceeding is commenced by any other person for an order that a Relevant Entity be wound up or for the appointment of a liquidator, provisional liquidator, administrator, controller or similar official in respect of any Relevant Entity or all or substantially all of its property, unless such proceeding is discontinued or dismissed within 21 days of its having been filed, in which case the Conversion Date will be the Business Day immediately following the expiration of such 21-day period; (C) a liquidator, provisional liquidator, administrator, controller or similar official is appointed whether by a court or otherwise in respect of any Relevant Entity or all or substantially all of its property, unless any such appointment is revoked or set aside within 21 days of such appointment, in which case the Conversion Date will be the Business Day immediately following the expiration of such 21-day period; or (D) the Trust dissolves in accordance with the terms of its Declaration of Trust or for any other reason, in which case the Conversion Date shall be the Business Day immediately preceding the effective date of such dissolution; and

        (xi) the Collateral Agent fails, at any time, to have a valid first, perfected and enforceable security interest in, and lien on, the Jersey Preference Shares and the ADSs, and, in each case, any redemption proceeds from any of the foregoing, and such failure is not remedied on or before ten Business Days after written notice of such failure is given to the U.K. Company or the Jersey Subsidiary, as the case may be, by the Collateral Agent as contemplated by the Security and Pledge Agreements, in which case the Conversion Date will be the Business Day immediately following the expiration of such ten Business Day period.

    Notwithstanding the foregoing, (i) the USLLC or any NAB Borrower may, with the consent of the Distribution Trust or the USLLC, respectively, assign all or any portion of the Distribution Loan or any NAB Loan, respectively, and (ii) the Distribution Trust or the USLLC may replace all or any portion of the Distribution Loan or any NAB Loan, respectively, with another loan, in each case under (i) or (ii), to the Company or to one or more direct or indirect wholly-owned subsidiaries or branch offices of the Company, in which case (a) the Company or such other subsidiary or branch office will take the place of the USLLC or such NAB Borrower, as applicable, and such loan shall be deemed to be the Distribution Loan or such NAB Loan, as applicable, and (b) any such action will not constitute a Conversion Event.

    On and after the Conversion Date, the Dividend Paying Preference Shares will accrue non-cumulative dividends in U.S. dollars at the rate of US$1.00 per share per annum. Such dividends will be payable, if and when declared by the Board of Directors out of profits legally available therefor, quarterly in arrears in an amount equal to US$.25 per Preference Share per quarter on March 31, June 30, September 30 and December 31 of each year, commencing on or after the Conversion Date and prior to the date of redemption, Buy-Back or Capital Reduction of the Dividend Paying Preference Shares (each, a "Dividend Payment Date") to holders of record as of the immediately preceding March 15, June 15, September 15 and December 15, respectively (each, a "Record Date"); PROVIDED, HOWEVER, if the Record Date for the first Dividend Payment Date as so determined would be prior to the Conversion Date, then such Record Date shall be instead the Conversion Date. In the event that any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend payable on such date need not be made on such Dividend Payment Date, but instead may be made on the next succeeding Business Day; PROVIDED, HOWEVER, that no interest shall accrue thereon for the period from and after such Dividend Payment Date. As used herein,

"Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in Melbourne, Australia, New York, New York or any other city or cities which the principal place of business of any NAB Borrower is located from time to time (initially, Wellington, New Zealand) are authorized or obliged by law or executive order to close. The conversion from Initial Preference Shares to Dividend Paying Preference Shares should not be affected by insolvency or like events. However, in the event that it was not possible to lawfully effect the conversion in such circumstances, the other terms and conditions of the Initial Preference Shares will remain unaffected, including the liquidation preference described below.

    Non-cumulative dividends will begin to accrue on the Dividend Paying Preference Shares from and including the last Interest Payment Date for the Debt Securities prior to the Conversion Date. The Interest Payment Dates for the Debt Securities are the same days of the year as the Dividend Payment Dates for the Dividend Paying Preference Shares, although the Interest Payment Dates will always be prior to the Conversion Date and the Dividend Payment Dates will always be on or after Conversion Date.

    A dividend in respect of a Dividend Paying Preference Share is payable only to a person who is the holder of the Dividend Paying Preference Share on the applicable Record Date.

    Payment of a dividend will be made by way of cheque sent through the post to the registered address of the holder of the Dividend Paying Preference Share or, at the election of the Company, by wire transfer. If a cheque in relation to a dividend is mailed on or prior to the payment date for the dividend, the dividend will be regarded as having been paid on the payment date.

    Dividends on the Dividend Paying Preference Shares will be non-cumulative. If the Company does not pay on any Dividend Payment Date all or any part of the accrued dividends for the quarterly dividend period ending on such Dividend Payment Date, then the holders of the Dividend Paying Preference Shares will have no claim in respect of such non-payment, and the Company will have no obligation to pay such dividends or any part of such dividends (or to pay any interest thereon), whether or not dividends on the Dividend Paying Preference Shares are paid in the future.

EXCHANGE EVENT

    An "Exchange Event" means any Conversion Event or the redemption, Buy-Back or Capital Reduction of all the outstanding Initial Preference Shares for cash. Upon the occurrence of any Exchange Event that is a Conversion Event (i.e., any Exchange Event other than a cash redemption, Buy-Back or Capital Reduction of Initial Preference Shares for cash), the ADSs representing the Preference Shares will be distributed to the holders of TrUEPrS pursuant to the procedures described in the accompanying TrUEPrS Prospectus (in which case the Exchange Date (as defined in the accompanying TrUEPrS Prospectus) will be the same as the Conversion Date). In such case, holders of the TrUEPrS shall become the record holders of the ADSs as of the Conversion Date, and the ADRs evidencing such ADSs will be delivered to such holders as soon as practicable following the Conversion Date. Upon the occurrence of any Exchange Event that is not a Conversion Event (I.E., a redemption, Buy-Back or Capital Reduction of the Initial Preference Shares for cash), the proceeds of cash redemption, Buy-Back or Capital Reduction will be distributed to the holders of the TrUEPrS pursuant to the procedures described in the accompanying TrUEPrS Prospectus.

OPTIONAL DIVIDEND
    If the Trust fails for any reason to receive in full the interest due on any Interest Payment Date on or within three Business Days after such Interest Payment Date, then such failure will constitute a Conversion Event and dividends on the Dividend Paying Preference Shares will begin to accrue from and including such Interest Payment Date (and not the previous Interest Payment Date). As a result, unless the Company declares and pays the Optional Dividend referred to below, the holders of the TrUEPrS will not receive any dividend payments in respect of the quarterly period ending on such Interest Payment Date and the restrictions described below under "--Dividend and Repurchase Restrictions" and the special voting rights described below under "--Voting Rights" will apply. Such restrictions and voting rights will not apply if the Company, in its absolute discretion, declares and pays an optional dividend on the Dividend Paying Preference Shares (an "Optional Dividend") in an aggregate amount equal to the amount of interest not so received by the Trust on such Interest Payment Date on or within three Business Days after the Conversion Date (i.e., within seven Business Days after such Interest Payment Date). Any Optional Dividend must be paid pro rata on the outstanding Dividend Paying Preference Shares to holders of record on the Conversion Date.

RANKING

    The Preference Shares will rank upon liquidation and, after the Conversion Date will rank as to dividends, senior to the Company's ordinary shares and pari passu with other designated preference shares, if any, of the Company. Upon liquidation, the Preference Shares will rank junior to all liabilities and debts of the Company. The 7 7/8% Preference Shares, if and when issued upon exchange of the Capital Securities, will rank, upon liquidation and as to dividends, pari passu with the Preference Shares offered hereby.

DIVIDEND AND REPURCHASE RESTRICTIONS

    If (i) the Company fails to pay in full on any Dividend Payment Date the accrued dividends on the Dividend Paying Preference Shares for the quarterly dividend period then ending or (ii) if a Conversion Event occurs as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities on any Interest Payment Date and the Company fails to pay an Optional Dividend on or within three Business Days after the Conversion Date then the Company may not:

        (a) pay a dividend in respect of any other shares of the Company which ranks PARI PASSU with, or junior to, the Dividend Paying Preference Shares (or set aside a sum for the payment of such a dividend); or

        (b) repurchase, redeem or acquire for value legal or beneficial ownership of any share in the Company which ranks PARI PASSU with, or junior to, the Dividend Paying Preference Shares (or set aside a sum or establish a sinking fund for such a purpose);

unless and until, since the date of such failure, the Company shall have paid four consecutive quarterly dividend payments on such Dividend Paying Preference Shares.

    The Company may procure that there is paid to a holder of a Dividend Paying Preference Share an amount ("Other Amount") by a person other the Company. In such a case, the obligation of the Company to pay a dividend or other sum payable by the Company to the holder in respect of the Dividend Paying Preference Shares held by the holder ("Terms of Issue Amount") will only arise to the extent that the Terms of Issue Amount exceeds the Other Amount. If an Other Amount is paid to the holder of a Dividend Paying Preference Shares, it shall to the extent of the payment be regarded as payment of the Terms of Issue Amount.

ADDITIONAL AMOUNTS

    If the Company is required by Australian law to withhold or deduct certain Australian tax from a payment of dividends on, or that part of any payment resulting from the proceeds of any redemption, Buy-Back or Capital Reduction which is taken or deemed to be a dividend for purposes of Australian tax of, a Preference Share to a holder thereof so that the holder would not receive the full amount of such payment:

        (a) subject to there being sufficient distributable profits (having regard to dividends payable to the other holders of the Preference Shares, where relevant, applicable law and any requirements of the applicable Regulatory Authority), the Company will pay an additional amount so that the holder of the Preference Share is able to receive (if such payment is made) the amount the holder would have received if no such withholding or deduction had been required;

        (b) if such payment is made, the Company must make the withholding or deductions required under the relevant tax law; and

        (c) if such payment is made, the Company must pay the full amount deducted to the relevant authority in accordance with applicable law;

provided, however, the Company is not required to make any additional payment to the holder if the withholding or deduction is required to be made by reason of the failure of that holder (or any beneficial owner) to comply with a request made by the Company (i) to provide information concerning the nationality, residence or identity of the holder (or beneficial owner) or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in either case under clause (i) or (ii), is required or imposed by the applicable law as a precondition to exemption from all or part of such withholding or deduction. Further these taxes do not include: (a) any tax or charge which would not have been imposed or levied but for the fact that the holder (i) was a resident, domiciliary or citizen of Australia; or (ii) was engaged in business, maintained a permanent establishment or was physically present in Australia; or (iii) otherwise had some connection with Australia other than by virtue of the mere ownership or holding of, or receipt of a payment under, a Preference Share; or (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge.

    Except as described herein the holders of the Preference Shares will have no further right to participate in the profits or surplus assets of the Company. Additionally, the holder of the Preference Shares will have no right to participate in a dividend plan of the Company.

LIMITATION ON THE PAYMENT OF DIVIDENDS

    If the payment of a dividend to the holders of the Dividend Paying Preference Shares would, in the judgment of the Board of Directors of the Company, breach or cause a breach by the Company of applicable capital adequacy or other requirements of the applicable Regulatory Authority, such payment will not be made.

    Dividends are only payable out of the profits of a company that are legally available for distribution. In addition, generally under the APRA guidelines, each dividend payment on the Dividend Paying Preference Shares, together with the aggregate dividend payments made by the Company on any preference shares or ordinary shares of the Company in that fiscal year, may not exceed the earnings of the Company during the prior fiscal year.

RIGHTS UPON LIQUIDATION

    On a winding up of the Company (whether voluntary or otherwise), before any distribution of surplus assets is made to holders of the Company's ordinary shares or any other class of shares of the Company ranking junior to the Preference Shares, the holders of the Preference Shares will be entitled to receive the following:

        (a) a liquidation preference (the "Liquidation Preference") out of surplus assets equal to US$12.50 per share, or if it is not possible in accordance with applicable law to pay the Liquidation Preference in US dollars, the amount in Australian dollars equal to the Liquidation Preference; and

        (b) if the amount described in (a) above is paid in Australian dollars, an amount in Australian dollars equal to the additional amount (if any) estimated by the liquidator of the Company to be required to convert the Australian dollar amount referred to in clause (a) above into United States dollars equal to the Liquidation Preference, including but not limited to, amounts required to pay any estimated charges and expenses regarded by the liquidator as likely to be incurred in effecting such conversion.

    The amount (if any) which is payable on a winding up of the Company in Australian dollars which is equal to an amount expressed in United States dollars shall be calculated by applying the Noon-Buying Rate (on the date of payment of the amount in Australian dollars or on a day as close to the date of payment as the liquidator determines to be practicable) for the purchase of United States dollars with Australian dollars.

    The holders of the Preference Shares will have no further or other right to participate in the assets of the Company or a return of capital in a winding up of the Company.

REDEMPTION, BUY-BACK OR CAPITAL REDUCTION

    With the prior written consent of the applicable Regulatory Authority (if required under the laws or guidelines then applicable), the Preference Shares are subject to (i) redemption, (ii) mandatory repurchase ("Buy-Back") or (iii) reduction of a portion of the capital of each Preference Share immediately followed by redemption of the remaining capital thereof on the next Business Day following the date of such reduction of capital (such reduction of capital and subsequent redemption are collectively referred to herein as "Capital Reduction") by the Company in its absolute discretion (i) prior to the fifth anniversary of the date on which the Initial Preference Shares and ADSs are first originally issued (the "Issue Date"), only in the event of the occurrence of a Tax Event, a Registration Event or a Regulatory Event (as such terms are defined herein) and (ii) at any time on or after the fifth anniversary of the Issue Date, in whole or, in the case of a redemption of the Dividend Paying Preference Shares after the Conversion Date, in whole or in part, in each case for a total consideration of US$12.50 per Preference Share (equivalent to US$25 per ADS) plus, in the case of a redemption, Buy-Back or Capital Reduction of the Dividend Paying Preference Shares for cash after the Conversion Date, any unpaid dividends accrued thereon for the period from and including the most recent Dividend Payment Date to but excluding the date of such redemption, Buy-Back or Capital Reduction. In the case of a redemption, Buy-Back or Capital Reduction of the Initial Preference Shares for cash on or prior to the Conversion Date, no dividends will be payable thereon, but an amount equal to the accrued dividends on the TrUEPrS will be payable on such date as a dividend distribution on the TrUEPrS.

    Notwithstanding the foregoing, no redemption, Buy-Back or Capital Reduction of the Preference Shares shall be made on or prior to the Conversion Date unless
(x) the Company receives an opinion of a reputable legal counsel that the consequential redemptions of the Jersey Preference Shares and the Debt Securities will not be subject to any withholding or deduction on account of certain taxes, duties or other charges under the laws of Jersey, Channel Islands or United Kingdom respectively or (y) if any such withholding or deductions are payable, the Company pays such additional amounts in connection with such redemption, Buy-Back or Capital Reduction so that the holders of the TrUEPrS receive the same amounts that they would have received had no such withholding or deductions been payable. These taxes do not include: (a) any tax or charge which would not have been imposed or levied but for the fact that the holder (i) was a resident, domiciliary or citizen of Australia; or (ii) was engaged in business, maintained a permanent establishment or was physically present in Australia; or (iii) otherwise had some connection with Australia other than by virtue of the mere ownership or holding of, or receipt of a payment under, a Preference Share; or (b) any estate, inheritance, gift, sale, transfer, personal property or similar tax, duty, assessment or other governmental charge; or (c) any withholding or deduction required to be made by reason of the failure of a holder (or any beneficial owner) to comply with a request made by the Company
(i) to provide information concerning the nationality, residence or identity of the holder (or beneficial owner) or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in either case under clause (i) or (ii), is required or imposed by the applicable law as a precondition to exemption from all or part of such withholding or deduction.

    In addition, the Company's right to elect to make the Buy-Back or Capital Reduction of the Preference Shares is conditional upon the Company obtaining all necessary shareholder approvals for the terms of the Buy-Back or Capital Reduction, as applicable, and subject to the Company giving notice of such Buy-Back or Capital Reduction by the Company as described below. From and after the date of redemption, Buy-Back or Capital Reduction of any Preference Shares, all rights of the holders of such Preference Shares subject to such redemption, Buy-Back or Capital Reduction will cease except for the right to receive the applicable consideration for such redemption, Buy-Back or Capital Reduction and such Preference Shares will cease to be outstanding.

    A "Tax Event" means the receipt by the Trust and the Company of an opinion from a reputable legal counsel or other tax adviser in the United States, Australia, the United Kingdom or Jersey, Channel Islands, as appropriate, experienced in such matters to the effect that, as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, the laws or treaties (or any regulations thereunder) of such jurisdictions or any political subdivision or taxing authority thereof or therein affecting taxation, (ii) any judicial decision, official administrative pronouncement, published or private ruling, regulatory procedure, notice or announcement (including any notice or announcement of intent to adopt such procedures or regulations) ("Administrative Action") or (iii) any amendment to, clarification of, or change in, the pronouncement that provides for a position with respect to an Administrative Action that differs from the theretofore generally accepted position, in each case, by any legislative body, court, governmental authority or regulatory body, irrespective of the manner in which such amendment, clarification, change or Administrative Action is made known, which amendment, clarification, change or Administrative Action is effective or such pronouncement or decision is announced on or after the Issue Date, there is more than an insubstantial risk that (A) the Trust, the U.K. Company, the Jersey Holding Company, the Jersey Charitable Trust, the Jersey Subsidiary, the Distribution Trust or the USLLC is, or will be, subject to more than a DE MINIMIS amount of taxes, duties or other governmental charges or civil liabilities in addition to those applicable to such entities on the Issue Date, or (B) payments of principal or interest on the Debt Securities, any amounts on redemption of the Jersey Preference Shares or the Income Entitlements (as defined in the TrUEPrS Prospectus) is or will be, subject to withholding or deduction in respect of any taxes, duties or other governmental charges or (C) interest payments on the NAB Loan are not deductible in full by the NAB Borrower for income tax purposes or (D) the income of the Distribution Trust is included in the assessable income of the Company otherwise than in its capacity as a residual beneficiary.

    A "Registration Event" means the receipt by the Trust and the Company from a reputable legal counsel in the United States that, as a result of (i) any amendment to, clarification of, or change (including any announced prospective change) in, any law or regulation thereunder affecting the U.S. securities laws or (ii) any official administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment, clarification or change is effective or such pronouncement, action or decision is announced on or after the Issue Date, any of the U.K. Company, the Jersey Subsidiary, the Jersey Holding Company, the Jersey Charitable Trust, the Distribution Trust, the USLLC or the NAB Borrower or any securities or other obligations thereof are subject to the registration requirements of the U.S. Securities Act of 1933, as amended, the U.S. Securities and Exchange Act of 1934, as amended, the U.S. Investment Company Act of 1940, as amended, or the U.S. Trust Indenture Act of 1939, as amended, as the case may be.

    A "Regulatory Event" means the determination by the Company to the effect that, as a result of:

        (i) the introduction of, or an amendment or clarification to or change in (or announcement of a prospective introduction of, amendment or clarification to or change in):

        (A) a law or regulation of the Commonwealth of Australia or any State, Territory or other political subdivision thereof or therein; or

        (B) any directive, order, requirement, guideline or statement (whether or not having the force of law) of the Regulatory Authority or any other central bank or government or governmental, fiscal, monetary, supervisory or other authority (any such central bank, government or authority to be for the purpose of this definition an "Authority"); or

        (ii) any statement, notification or advice by the Regulatory Authority or an Authority, or a decision by any court, interpreting, applying or administering any such law, regulation, directive, order, requirement, guideline or statement, which introduction, amendment or clarification or change (or announcement of a prospective introduction, amendment or clarification or change) or statement, notification or advice or decision occurs on or after the Issue Date, there is a risk that the Company is not or will not be entitled to treat all of the Preference Shares as "Tier 1 Capital" (or the then equivalent thereof) for the purposes of the capital adequacy directives, requirements, guidelines or statements of the Regulatory Authority, as then in effect and applicable to the Company.

    Notice of any redemption, Buy-Back or Capital Reduction must be given not less than 30 nor more than 60 days prior to the date fixed for the redemption, Buy-Back or Capital Reduction and must be mailed by first-class mail to each holder's registered address. Any reference to the date of a Capital Reduction herein shall refer to the date of the capital reduction and not the date of the subsequent redemption (i.e., the next Business Date). In the case of any partial redemption of the Dividend Paying Preference Shares, selection of the Preference Shares for redemption will be made by the Company or its registrar/transfer agent in compliance with the requirements of the principal securities exchange, if any, on which the ADSs representing the Preference Shares are listed, or if the ADSs representing the Preference Shares are not listed on a securities exchange, on a pro rata basis, by lot or such other method as the Company, in its sole discretion, shall deem fair and appropriate; PROVIDED, HOWEVER, that the Company may redeem all the Dividend Paying Preference Shares held by holders of fewer than 100 Dividend Paying Preference Shares (or all of the Dividend Paying Preference Shares held by the holders who would hold fewer than 100 Dividend Paying Preference Shares as a result of such redemption) as may be determined by the Company. In the case of a partial redemption, the number of the Dividend Paying Preference Shares remaining after such transaction must be in an even and under no less than the minimum number of shares required to maintain any listing of such shares on any stock exchange on which they are listed immediately prior to such transaction.

NOTICES OF MEETINGS

    The holders of the Preference Shares will have the same rights as the holders of the Company's ordinary shares as regards receiving notices of general meetings and accounts sent out by the Company and attending and speaking at general meetings of the Company.

VOTING RIGHTS

    The holders of Preference Shares will be entitled to vote together with the holders of ordinary shares of the Company, on the basis of one vote per share on any poll, (a) in all cases, with respect to the matters described below to the extent the holders of the ordinary shares of the Company vote on such matters and (b) during a Special Voting Period, with respect to all matters on which the holders of the ordinary shares of the Company are entitled to vote. A "Special Voting Period" is the period from and including (i) any Dividend Payment Date on which the Company fails to pay in full the dividends accrued in respect of the quarterly dividend period then ended or (ii) the fourth Business Day after the Conversion Date occurring as a result of any failure by the Trust to receive in full the interest payable on the Debt Securities unless, prior to such date, the Company has paid in full an Optional Dividend, in each case to but excluding the first Dividend Payment Date thereafter as of which the Company has paid in full four consecutive quarterly dividends on the Dividend Paying Preference Shares. The matters referred to in clause (a) above upon which the holders of Preference Shares will always have a right to vote are: any proposal to reduce the share capital of the Company (other than the Capital Reduction), any resolution to approve the terms of a share buy-back agreement (other than the Buy-Back), any proposal to wind up the Company, any proposal for the disposal of the whole of the property, business and undertaking of the Company, and any matter during the winding up of the Company; PROVIDED, in each case, that the holders of the ordinary shares of the Company are entitled to vote on such matters. In order to confer the voting rights outlined above in clause (b), the Company has secured a waiver from Listing Rule 6.3 of the Listing Rules of Australian Stock Exchange Limited.

    In addition to the foregoing rights, the holders of the Preference Shares will have the right to vote separately as a class in certain circumstances involving a variation of their rights. See "--Variation of Rights." So long as the ADSs or Preference Shares are held by the Jersey Subsidiary, the Jersey Subsidiary will, or will cause the Collateral Agent to, direct the Depositary to vote the ADSs and the Preference Shares represented thereby as directed by the holders of the TrUEPrS. If no direction is received, the Collateral Agent will not exercise the voting rights applicable to the relevant ADSs and the Preference Shares.

VARIATION OF RIGHTS

    The rights attached to the Preference Shares may not be varied or abrogated except with any required approvals of the Regulatory Authority or any other governmental agency and with:

        (a) the approval of a resolution passed at a meeting of the holders of the Preference Shares by the affirmative vote of such holders holding at least 75% of the issued Preference Shares; or

        (b) if a quorum for a meeting of the holders of the Preference Shares is not obtained or if an approving resolution is not carried at a meeting of such holders, the consent in writing of holders holding at least 75% of the issued Preference Shares.

    The approval of the holders of the Preference Shares in accordance with the above procedures will be required if the Board of Directors proposes to allot or issue preference shares, or convert existing shares into preference shares, which rank in priority to the Preference Shares then on issue.

    The allotment or issue of preference shares, or the conversion of existing shares into preference shares, ranking equally with the Preference Shares then on issue (and whether entitled to cumulative or non-cumulative dividends) or a buy back, redemption or return or distribution of capital in respect of any share in the capital of the Company other than a Preference Share (whether ranking equally with or senior or junior to the Preference Shares) is expressly permitted and authorized and does not constitute a modification or variation of the rights or privileges attached to the Preference Shares then on issue.

RESTRICTIONS ON OWNERSHIP AND TRANSFER

    Mergers, acquisitions and divestment of Australian public companies listed on the Australian Stock Exchange are regulated by detailed and comprehensive legislation and the rules and regulations of the Australian Stock Exchange.

    Generally, the concept of a voting share does not include certain types of preference shares with limited voting rights. Because holders of the Preference Shares have been conferred a right to vote following a missed non-cumulative dividend, the Preference Shares will be treated as voting shares for relevant purposes. Therefore, a person with an "entitlement" to the Preference Shares should consider this entitlement with any entitlement to other voting shares in the Company and seek appropriate advice in the context of the regulatory thresholds summarized below.

    In summary, under the current CORPORATIONS LAW a person or group of persons cannot "acquire" voting shares in a public company if that person or group of persons or another person would then be "entitled" to more than 20% of the voting shares in the public company unless those shares are acquired in a manner specifically permitted by law. This restriction also limits the options available to a shareholder wanting to sell a shareholding of more than 20% in an Australian public company.

    The concept of "entitlement" and "acquire" are very broadly defined and investors should seek their own advice on their scope. In very general terms:

    - a person is "entitled" to the shares in which that person has (or is deemed to have) a "relevant interest" (basically, power to vote or dispose of the share) and to any shares in which any "associate" of that person has (or is deemed to have) a "relevant interest";

    - a person "acquires" shares in a company if, as a direct or indirect result of a "transaction" in relation to securities of any body corporate, that person acquires a "relevant interest", in those shares (as a result of extensive tracing provisions concerning "relevant interests", a person may be taken to have "acquired" shares in the Company as a result of the purchase of securities in another body corporate);

    - an "associate" is widely defined in division 2 of part 1.2 of the CORPORATIONS LAW and includes, among others, parent companies or subsidiaries of the holder and persons with whom the holder has entered into various types of agreements, arrangements or understandings (formal or informal) in relation to certain matters concerning shares, the affairs of the company or the composition of its board of directors;

    - the concept of "relevant interest" involves any sort of power to vote or to dispose of a share, including the power to control the voting or disposal of any share. It is subject to extensive deeming and tracing provisions.

    The CORPORATIONS LAW also imposes certain substantial shareholding disclosure obligations on persons who are or become "entitled" to 5% or more of the voting shares in a company listed on the Australian Stock Exchange, such as the Company.

    One of the more common manners in which a controlling shareholding is acquired in an Australian public company is by a takeover offer. The form and content of the documentation is regulated by law. Australian takeover law purports to have extra-territorial force. Therefore, Australian law may apply to transactions outside Australia with respect to non-Australian companies if that transaction affects the control of voting shares in an Australian company.

    Australian law also regulates acquisitions which would have the effect, or be likely to have the effect, of substantially lessening competition in a market in Australia, in a State or in a Territory.

    Acquisitions of certain interests in Australian companies by foreign interests are subject to review and approval by the Treasurer of the Commonwealth of Australia under the FOREIGN ACQUISITIONS AND TAKEOVERS ACT 1975 (the "Act"). This Act applies to any acquisition of 15% or more of the outstanding shares of an Australian company or any acquisition which results in one foreign person (including a company) or group of associated foreign persons controlling 15% or more of total voting power. In addition, the Act applies to any acquisition by non-associated foreign persons controlling, in the aggregate, 40% or more of total voting power or ownership.

    In addition, there are specific limitations on the acquisition of a shareholding in a bank under the FINANCIAL SECTOR (SHAREHOLDINGS) ACT 1998. Under this Act, a person (including a company) must not acquire an interest in an Australian financial sector company where the acquisition would take that person's voting power (which includes the voting power of the person's associates) in the financial sector company to more than 15% (the concept of voting power is very broadly defined). The Australian Treasurer may approve a higher percentage limit on national interest grounds. Furthermore, even if a person holds less than 15% of the voting power of a financial sector company, the Treasurer has the power to declare that a person has "practical control" of that company and require the person to relinquish that control. The definition of a financial sector company includes banks, such as the Company. It also includes authorized insurance companies or an authorized insurance company's holding company. One of the Company's subsidiaries is an authorized insurance company.

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    Subject to compliance with the FOREIGN ACQUISITIONS AND TAKEOVERS ACT 1975 and the FINANCIAL SECTOR (SHAREHOLDINGS) ACT 1998, non-residents of Australia have the same rights to hold and vote shares as residents of Australia.

REGISTRAR AND PAYING AGENT

    The Bank of New York will act as registrar and paying agent for the Preference Shares.

GOVERNING LAW

    The Terms of Issue of the Preference Shares are governed by the law in force in Victoria, Australia.

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                DESCRIPTION OF THE AMERICAN DEPOSITARY RECEIPTS

    SET FORTH BELOW IS A SUMMARY OF THE MATERIAL PROVISIONS OF THE DEPOSIT AGREEMENT (THE "DEPOSIT AGREEMENT"), AMONG THE COMPANY, THE BANK OF NEW YORK , AS DEPOSITARY (THE "DEPOSITARY"), AND THE OWNERS FROM TIME TO TIME OF AMERICAN DEPOSITARY RECEIPTS ("ADRS") ISSUABLE WITH RESPECT TO AMERICAN DEPOSITARY SHARES ("ADSS") REPRESENTING PREFERENCE SHARES. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL COPY OF THE DEPOSIT AGREEMENT, COPIES OF WHICH ARE FILED AS EXHIBITS TO THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS FORMS A PART. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE DEPOSIT AGREEMENT. COPIES OF THE DEPOSIT AGREEMENT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE DEPOSITARY IN NEW YORK (THE "PRINCIPAL NEW YORK OFFICE"), WHICH IS PRESENTLY LOCATED AT 101 BARCLAY STREET, NEW YORK, NEW YORK 10286.

    ADRs evidencing ADSs are issuable by the Depositary pursuant to the terms of the Deposit Agreement. Each ADS represents, as of the date hereof, the right to receive two Preference Shares deposited under the Deposit Agreement (together with any additional Preference Shares deposited thereunder and all other securities, property and cash received and held thereunder at any time in respect of or in lieu of such deposited Preference Shares, the "Deposited Securities") with the Custodian, currently the Company (together with any successor or successors thereto, the "Custodian"). An ADR may evidence any number of ADSs. Only persons in whose names ADRs are registered on the books of the Depositary will be treated by the Depositary and the Company as Owners.

DEPOSIT, TRANSFER AND WITHDRAWAL

    In connection with the deposit of Preference Shares under the Deposit Agreement, the Depositary or the Custodian may require the following in form satisfactory to it: (a) a written order directing the Depositary to execute and deliver to, or upon the written order of, the person or persons designated in such order an ADR or ADRs evidencing the number of ADSs representing such deposited Preference Shares (a "Delivery Order"); (b) proper endorsements or duly executed instruments of transfer in respect of such deposited Preference Shares; (c) instruments assigning to the Custodian or its nominee any distribution on or in respect of such deposited Preference Shares or indemnity therefor; and (d) proxies entitling the Custodian to vote such deposited Preference Shares until the shares are registered in the name of the Custodian or its nominee. As soon as practicable after the Custodian receives Deposited Securities pursuant to any such deposit or pursuant to the form of ADR, the Custodian shall present such Deposited Securities for registration of transfer into the name of the Depositary or its nominee or the Custodian or its nominee to the extent such registration is practicable, at the cost and expense of the person making such deposit (or for whose benefit such deposit is made) and shall obtain evidence satisfactory to it of such registration. Deposited Securities shall be held by the Custodian for the account and to the order of the Depositary at such place or places and in such manner as the Depositary shall determine. Deposited Securities may be delivered by the Custodian to any person only under the circumstances expressly contemplated in the Deposit Agreement.

    After any such deposit of Preference Shares, the Custodian shall notify the Depositary of such deposit and of the information contained in any related Delivery Order by letter, first class airmail postage prepaid, or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission. After receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of the Deposit Agreement, shall execute and deliver at the Transfer Office (the "Transfer Office") which is presently located at the Principal New York Office, to or upon the order of any person named in such notice, an ADR or ADRs registered as requested and evidencing the aggregate ADSs to which such person is entitled. ADRs may be issued by the Depositary only under circumstances contemplated in the Deposit Agreement.

    Subject to the terms and conditions of the Deposit Agreement, the Depositary may so issue ADRs for delivery at the Transfer Office only against deposit with the Custodian of: (a) Preference Shares in form

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
satisfactory to the Custodian; (b) rights to receive Preference Shares from the Company or any registrar, transfer agent, clearing agent or other entity recording Preference Share ownership or transactions; or (c) other rights to receive Preference Shares (until such Preference Shares are actually deposited pursuant to (a) or (b) above, "Pre-released ADRs") only if (i) Pre-released ADRs are fully collateralized (marked to market daily) with cash or U.S. government securities held by the Depositary for the benefit of Owners (but such collateral shall not constitute "Deposited Securities"), (ii) each recipient of Pre-released ADRs agrees in writing with the Depositary that such recipient (a) owns such Preference Shares, (b) assigns all beneficial right, title and interest therein to the Depositary, (c) holds such Preference Shares for the account of the Depositary and (d) will deliver such Preference Shares to the Custodian as soon as practicable and promptly upon demand therefor, and (iii) all Pre-released ADRs evidence not more than 30% of all ADSs (excluding those evidenced by Pre-released ADRs), except to the extent that the Depositary (in its sole discretion) determines that unusual market conditions require the issuance of Pre-released ADRs in addition to 30% of all such ADSs. The Depositary may retain for its own account any earnings on collateral for Pre-released ADRs and its charges for issuance thereof. At the request, risk and expense of the person depositing Preference Shares, the Depositary may accept deposits together with other specified instruments for forwarding to the Custodian and may deliver ADRs at a place other than its office. Every person depositing Preference Shares under the Deposit Agreement is deemed to represent and warrant that such Preference Shares are validly issued and outstanding, fully paid, nonassessable and free of pre-emptive rights and that the person making such deposit is duly authorized so to do. Such representations and warranties shall survive the deposit of Preference Shares and issuance of ADRs.

    Owners of ADRs will be entitled to withdraw the Deposited Securities at any time subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Company or the deposit of Preference Shares in connection with voting at a shareholders' meeting, or the payment of dividends,
(ii) the payment of fees, taxes and similar charges, and (iii) compliance with any laws or governmental regulations relating to the ADRs or the withdrawal of Deposited Securities. Upon surrender of the ADRs at the Depositary's New York office and upon payment of any fees, expenses, taxes or governmental charges as provided in the applicable Deposit Agreement, subject to the terms of the applicable Deposit Agreement and the form of ADR, upon surrender of an ADR in form satisfactory to the Depositary at the Transfer Office, the Owner hereof is entitled to delivery at the Custodian's office of the Deposited Securities at the time represented by the ADSs evidenced by this ADR. In connection with any surrender of an ADR for withdrawal and the delivery of the Deposited Securities represented by the ADSs evidenced thereby, the Depositary may require proper endorsement in blank of such ADR (or duly executed instruments of transfer thereof in blank) and the Owner's written order (a "Withdrawal Order") directing the Depositary to cause the Deposited Securities represented by the ADSs evidenced by such ADR to be withdrawn and delivered to, or upon the written order of, any person designated in such order. Delivery of Deposited Securities may be made by the delivery of certificates (which, if required by law shall be properly endorsed or accompanied by properly executed instruments of transfer or, if such certificates may be registered, registered in the name of such Owner or as ordered by such Owner in any Withdrawal Order) or by such other means as the Depositary may deem practicable. At the request, risk and expense of the Owner hereof, the Depositary may deliver such Deposited Securities at such other place as may have been requested by the Owner.

DISTRIBUTIONS ON DEPOSITED SECURITIES

    Subject to the terms and conditions of the Deposit Agreement, to the extent practicable, the Depositary will distribute by mail to each Owner entitled thereto on the record date set by the Depositary therefor at such Owner's address shown on the ADR Register, in proportion to the number of Deposited Securities (on which the following distributions on Deposited Securities are received by the Custodian) represented by ADSs evidenced by such Owner's ADRs:

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    (a) CASH: Any U.S. dollars available to the Depositary resulting from a cash dividend or other cash distribution or the net proceeds of sales of any other distribution or portion thereof authorized in the Deposit Agreement (which does not include the receipt of cash in connection with the redemption, Buy-Back or Capital Reduction of the Preference Shares) ("Cash"), on an averaged or other practicable basis, subject to appropriate adjustments for (i) taxes withheld, (ii) such distribution being impermissible or impracticable with respect to certain Owners, and
       (iii) deduction of the Depositary's expenses in (1) converting any foreign currency to U.S. dollars by sale or in such other manner as the Depositary may determine to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign currency or U.S. dollars to the United States by such means as the Depositary may determine to the extent that it determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer, which is obtainable at a reasonable cost and within a reasonable time, and (4) making any sale by public or private means in any commercially reasonable manner. If the Depositary determines that in its judgment any foreign currency received by it cannot be converted on a reasonable basis and transferred to the United States, the Depositary may distribute the foreign currency received by it or, at its discretion, hold such foreign currency, uninvested and without liability for interest thereon, for the respective accounts of the Owners entitled to receive the same. If the Depositary determines that in its judgment any foreign currency received by it cannot be converted on a reasonable basis and transferred to the United States, the Depositary may distribute the foreign currency received by it or, at its discretion, hold such foreign currency, uninvested and without liability for interest thereon, for the respective accounts of the Owners entitled to receive the same.

    (b) PREFERENCE SHARES: (i) Additional ADRs evidencing whole ADSs representing any Preference Shares available to the Depositary resulting from a dividend or free distribution on Deposited Securities consisting of Preference Shares (a "Share Distribution") and (ii) U.S. dollars available to it resulting from the net proceeds of sales of Preference Shares received in a Share Distribution, which Preference Shares would give rise to fractional ADSs if additional ADRs were issued therefor, as in the case of Cash.

    (c) RIGHTS: (i) Warrants or other instruments in the discretion of the Depositary representing rights to acquire additional ADRs in respect of any rights to subscribe for additional Preference Shares or rights of any nature available to the Depositary as a result of a distribution on Deposited Securities ("Rights"), to the extent that the Company timely furnishes to the Depositary evidence satisfactory to the Depositary that the Depositary may lawfully distribute the same (the Company has no obligation to so furnish such evidence), or (ii) to the extent the Company does not so furnish such evidence and sales of Rights are practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Rights as in the case of Cash, or (iii) to the extent the Company does not so furnish such evidence and such sales cannot practicably be accomplished by reason of the nontransferability of the Rights, limited markets therefor, their short duration or otherwise, nothing (and any Rights may lapse); and

    (d) OTHER DISTRIBUTIONS. (i) Securities or property available to the Depositary resulting from any distribution on Deposited Securities other than Cash, Share Distributions and Rights ("Other Distributions"), by any means that the Depositary may deem, after consultation with the Company to the extent practicable, lawful, equitable and practicable, or (ii) to the extent the Depositary deems, after consultation with the Company to the extent practicable, distribution of such securities or property not to be lawful, equitable and practicable, any U.S. dollars available to the Depositary from the net proceeds of sales of Other Distributions as in the case of Cash. Such U.S. dollars available will be distributed by checks drawn on a bank in the United States for whole dollars and cents (any fractional cents being withheld without liability for interest and added to future Cash distributions).

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    To the extent that the Depositary determines in its discretion that any distribution is not practicable with respect to any Owner, the Depositary may make such distribution as it so determines is practicable, including the distribution of foreign currency, securities or property (or appropriate documents evidencing the right to receive foreign currency, securities or property) or the retention thereof as Deposited Securities with respect to such Owner's ADRs (without liability for interest thereon or the investment thereof).

    THERE CAN BE NO ASSURANCE THAT THE DEPOSITARY WILL BE ABLE TO EFFECT ANY CURRENCY CONVERSION OR TO SELL OR OTHERWISE DISPOSE OF ANY DISTRIBUTED OR OFFERED PROPERTY, SUBSCRIPTION OR OTHER RIGHTS, SHARES OR OTHER SECURITIES IN A TIMELY MANNER OR AT A SPECIFIED RATE OR PRICE, AS THE CASE MAY BE.

DISCLOSURE OF INTERESTS

    To the extent that the provisions of or governing any Deposited Securities may require disclosure of or impose limits on beneficial or other ownership of Deposited Securities, other Preference Shares and other securities and may provide for blocking transfer, voting or other rights to enforce such disclosure or limits, Owners and all persons holding ADRs agree to comply with all such disclosure requirements and ownership limitations and to cooperate with the Depositary in the Depositary's compliance with any Company instructions in respect thereof, and, in the Deposit Agreement, the Depositary has agreed to use reasonable efforts to comply with such Company instructions.

RECORD DATES

    The Depositary may, after consultation with the Company if practicable, fix a record date (which shall be as near as practicable to any corresponding record date set by the Company) for the determination of the Owner who shall be entitled to receive any distribution on or in respect of Deposited Securities, to give instructions for the exercise of any voting rights, to receive notice of redemption, Buy-Back or Capital Reduction to receive any notice or to act in respect of other matters and only such Owners shall be so entitled.

VOTING OF DEPOSITED SECURITIES

    As soon as practicable after receipt from the Company of notice of any meeting or solicitation of consents or proxies of holders of Preference Shares or other Deposited Securities, the Depositary shall mail to Owners a notice stating (a) such information as is contained in such notice and any solicitation materials, (b) that each Owner on the record date set by the Depositary therefor will be entitled, subject to any applicable provisions of law, the Constitution of the Company and any instrument governing the Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the ADSs evidenced by such Owner's ADRs and (c) the manner in which such instructions may be given, including instructions to give a discretionary proxy to a person designated by the Company. Upon receipt of instructions of a Owner on such record date in the manner and on or before the date established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable and permitted under the provisions of or governing Deposited Securities to vote or cause to be voted (or to grant a discretionary proxy to a person designated by the Company to vote in accordance with (c) above) the Deposited Securities represented by the ADSs evidenced by such Owner's ADRs in accordance with such instructions. The Depositary will not itself exercise any voting discretion in respect of any Deposited Securities.

INSPECTION OR TRANSFER BOOKS

    The Deposit Agreement provides that the Depositary will keep books at its Transfer Office for the registration, registration of transfer, combination and split-up of ADRS, which at all reasonable times will

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
be open for inspection by the Owners and the Company for the purpose of communicating with Owners in the interest of the business of the Company or a matter related to the Deposit Agreement.

REPORTS AND OTHER COMMUNICATIONS

    The Depositary shall make available for inspection by Owners at the Transfer Office any reports and communications received from the Company which are both
(a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company. The Depositary shall also send to the Owners copies of such reports when furnished by the Company. Any such reports and communications furnished to the Depositary by the Company shall be furnished in English.

    On or before the first date on which the Company makes any communication available to holders of Deposited Securities or any securities regulatory authority or stock exchange, by publication or otherwise, the Company shall transmit to the Depositary a copy thereof in English or with an English translation or summary to the extent required under applicable rules of the U.S. Securities Exchange Act of 1934. In connection with any registration statement under the U.S. Securities Act of 1933 relating to the ADRs or with any undertaking contained therein, the Company and the Depositary shall each furnish to the other and to the United States Securities and Exchange Commission or any successor governmental agency such information as shall be required to make such filings or comply with such undertakings. The Company has delivered to the Depositary, the Custodian and any Transfer Office, a copy of all provisions of or governing the Shares and any other Deposited Securities issued by the Company or any affiliate of the Company, and, promptly upon any change thereto, the Company shall deliver to the Depositary, the Custodian and any Transfer Office, a copy of such provisions as so changed. The Depositary and its agents may rely upon the Company's delivery thereof for all purposes of the Deposit Agreement.

CHANGES AFFECTING DEPOSITED SECURITIES

    Subject to the terms and conditions of the Deposit Agreement, the Depositary may, in its discretion, and shall, if the Company shall so request, amend the form of ADR or distribute additional or amended ADRs (with or without calling the ADRs for exchange) or cash, securities or property on the record date set by the Depositary therefor to reflect any change in par value, split-up, consolidation, cancellation or reclassification of Deposited Securities, any Share Distribution or Other Distribution not distributed to Owners or any cash, securities or property available to the Depositary in respect of Deposited Securities from (and, in the Deposit Agreement, the Depositary is authorized to surrender any Deposited Securities to any person and to sell by public or private sale any property received in connection with) any recapitalization, reorganization, merger, consolidation, liquidation, receivership, bankruptcy or sale of all or substantially all the assets of the Company, and to the extent the Depositary does not so amend the ADR or make a distribution to Owners to reflect any of the foregoing, or the net proceeds thereof, whatever cash, securities or property results from any of the foregoing shall constitute Deposited Securities and each ADS shall automatically represent its PRO RATA interest in the Deposited Securities as then constituted.

REDEMPTION, BUY-BACK OR CAPITAL REDUCTION

    Subject to the terms and conditions of the Deposit Agreement, upon notice by the Company of any redemption in whole or in part, or any Buy-Back or Capital Reduction in whole, of the Preference Shares on a certain date, the Depositary is obligated to redeem a corresponding number of the ADSs on the same date (the "Redemption Date"). In the case of a partial redemption of the Preference Shares, as prompt as practicable after it receives such notice, the Depositary will select the particular ADSs to be redeemed from the ADSs constituting the Deposited Securities not previously called for redemption, in accordance with the customary procedures of the Depositary or by such method as the Depositary deems fair and appropriate. The Depositary will, as prompt as practicable but not less than 30 days nor more than 60 days prior to the Redemption Date, notify each Owner of ADSs being called for redemption in accordance with the terms of the Deposit Agreement. From and after the Redemption Date, all rights of the Owners of such ADSs so called for redemption will cease except for the right to receive the applicable redemption consideration and such ADS will cease to be outstanding.

    Any moneys (and interests thereon) received by the Depositary from the Company for the redemption, Buy-Back or Capital Reduction of the Preference Shares remaining unclaimed for two years after the Redemption Date will, at the request of the Company, be repaid to the Company and the Owners of the ADSs redeemed can thereafter look, as a general unsecured creditor, only to the Company for payment therefor.

    Notwithstanding the above, the Depositary will not have any obligation to redeem the ADSs unless and until it has received in full the consideration for all the Preference Shares subject to redemption, Buy-Back or Capital Reduction. See "Description of the Preference Shares -- Redemption, Buy-Back or Capital Reduction."

AMENDMENT AND TERMINATION OF DEPOSIT AGREEMENT

    The ADRs and the Deposit Agreement may be amended by the Company and the Depositary without the consent of the Owners in any respect, PROVIDED that any amendment that imposes or increases any fees or charges (other than stock transfer or other taxes and other governmental charges, transfer or registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or that shall otherwise prejudice any substantial existing right of Owners, shall become effective 30 days after notice of such amendment shall have been given to the Owners. Every Owner of an ADR at the time any amendment to the Deposit Agreement so becomes effective shall be deemed, by continuing to hold such ADR, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any ADR to surrender such ADR and receive the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

    The Depositary may, and shall at the written direction of the Company, terminate the Deposit Agreement and the relevant ADRs by mailing notice of such termination to the Owners at least 30 days prior to the date fixed in such notice for such termination. After the date so fixed for termination, the Depositary and its agents will perform no further acts under the Deposit Agreement and the ADRs, except to advise Owners of such termination, receive and hold (or sell) distributions on Deposited Securities and deliver Deposited Securities being withdrawn. As soon as practicable after the expiration of six months from the date so fixed for termination, the Depositary shall sell the Deposited Securities and shall thereafter (as long as it may lawfully do so) hold in a segregated account the net proceeds of such sales, together with any other cash then held by it under the Deposit Agreement, without liability for interest, in trust for the PRO RATA benefit of the Owners not theretofore surrendered. After making such sale, the Depositary shall be discharged from all obligations in respect of the Deposit Agreement and the ADRs, except to account for such net proceeds and other cash. After the date so fixed for termination, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary and its agents.

CHARGES OF DEPOSITARY

    The Depositary may charge each person to whom ADRs are issued against deposits of Preference Shares including deposits in respect of Share Distributions, Rights and Other Distributions and each person surrendering ADRs for withdrawal of Deposited Securities, US$5.00 for each 100 ADSs (or portion thereof) evidenced by the ADRs delivered or surrendered. The Company will pay all other charges and expenses of the Depositary and any agent of the Depositary (except the Custodian) pursuant to agreements from time to time between the Company and the Depositary, except (i) stock transfer or other taxes

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
and other governmental charges (which are payable by Owners or persons depositing Preference Shares), (ii) cable, telex and facsimile transmission and delivery charges incurred at the request of persons depositing, or Owners delivering Preference Shares, ADRs or Deposited Securities (which are payable by such persons or Owners) and (iii) transfer or registration fees for the registration of transfer of Deposited Securities on any applicable register in connection with the deposit or withdrawal of Deposited Securities (which are payable by persons depositing Preference Shares or Owners withdrawing Deposited Securities; there are no such fees in respect of the Preference Shares as of the date of the Deposit Agreement).

LIABILITY OF OWNERS FOR TAXES

    If any tax or other governmental charge shall become payable by or on behalf of the Custodian or the Depositary with respect to the ADRs, any Deposited Securities represented by the ADSs evidenced thereby or any distribution thereon, such tax or other governmental charge shall be paid by the Owner thereof to the Depositary. The Depositary may refuse to effect any registration, registration of transfer, split-up, or combination thereof or, subject to the terms and conditions of the Deposit Agreement, any withdrawal of such Deposited Securities until such payment is made. The Depositary may also deduct from any distributions on or in respect of Deposited Securities, or may sell by public or private sale for the account of the Owner thereof any part or all of such Deposited Securities (after attempting by reasonable means to notify the Owner thereof prior to such sale), and may apply such deduction or the proceeds of any such sale in payment of such tax or other governmental charge, the Owner thereof remaining liable for any deficiency, and shall reduce the number of ADSs evidenced thereby to reflect any such sales of Deposited Securities. In connection with any distribution to Owners, the Company will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Company; and the Depositary and the Custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the Depositary or the Custodian. If the Depositary determines that any distribution in property other than cash (including Preference Shares or rights) on Deposited Securities is subject to any tax that the Depositary or the Custodian is obligated to withhold, the Depositary may dispose of all or a portion of such property in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Owners entitled thereto.

GENERAL LIMITATIONS

    The Depositary, the Company, their agents and each of them shall: (a) incur no liability (i) if any present or future law, regulation of any country or of any governmental or regulatory authority or stock exchange, the provisions of or governing any Deposited Security, act of God, war or other circumstance beyond its control shall prevent, delay or subject to any civil or criminal penalty any act which the Deposit Agreement or the ADRs provide shall be done or performed by it, or (ii) by reason of any exercise or failure to exercise any discretion given it (explicitly or otherwise) in the Deposit Agreement or the ADRs; (b) assume no liability except to perform its obligations to the extent they are specifically set forth in the ADRs and the Deposit Agreement without gross negligence or bad faith; (c) except in the case of the Company and its agents, be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or the ADRs; (d) in the case of the Company and its agents be under no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or the ADRs, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense (including fees and disbursements of counsel) and liability be furnished as often as may be required; or (e) not be liable for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Preference Shares for deposit, any Owner, or any other person believed by it to be competent to give such advice or information. The Depositary, its agents and the Company may rely and shall be protected in acting upon any written notice, request, direction or other document believed by them to be genuine and to have been signed or presented by the proper party or parties. The Depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The Depositary and its agents may own and deal in any class of securities of the Company and its affiliates and in ADRs. The Company has agreed to indemnify the Depositary and its agents under certain circumstances and the Depositary has agreed to indemnify the Company against losses incurred by the Company to the extent such losses are due to the negligence or bad faith of the Depositary. No disclaimer of liability under the Securities Act is intended by any provision of the Deposit Agreement.

    Prior to the issue, registration, registration of transfer, split-up or combination of any ADR, the delivery of any distribution in respect thereof, or, subject to the terms and conditions of the Deposit Agreement, the withdrawal of any Deposited Securities, the Company, the Depositary or the Custodian may require: (a) payment with respect thereto of (i) any stock transfer or other tax or other governmental charge, (ii) any stock transfer or registration fees in effect for the registration of transfers of Preference Shares or other Deposited Securities upon any applicable register, and (iii) any applicable charges as provided in the Deposit Agreement; (b) the production of proof satisfactory to it of (i) the identity and genuineness of any signature, and (ii) such other information, including without limitation, information as to citizenship, residence, exchange control approval, beneficial ownership of any securities, compliance with applicable law (including, but not limited to, evidence of compliance with the Corporations Law, the Banking (Foreign Exchange) Regulations, the Banks (Shareholdings) Act 1972 or the Foreign Acquisitions and Takeovers Act 1975 of Australia), regulations, provisions of or governing Deposited Securities and terms of the Deposit Agreement and the ADRs, as it may deem necessary or proper; and (c) compliance with such regulations as the Depositary may establish consistent with the Deposit Agreement. The issuance of ADRs, the acceptance of deposits of Preference Shares, the registration, registration of transfer, split-up or combination of ADRs or, subject to the terms of the Deposit Agreement, the withdrawal of Deposited Securities may be suspended, generally or in particular instances, when the ADR Register or any register for Deposited Securities is closed or when any such action is deemed advisable by the Depositary or the Company at any time or from time to time in connection with voting at any meeting of shareholders or the payment of dividends or because of any requirement of law or of any government or governmental body or commission.

GOVERNING LAW

    The Deposit Agreement is governed by and shall be construed in accordance with the laws of the State of New York.

THE DEPOSITARY

    The Depositary is The Bank of New York, a New York banking corporation, which has its principal office located in New York, New York.

                                    TAXATION

    The following statements with respect to taxation are only general summaries and are based on advice received by the Company. Prospective purchasers of Preference Shares should consult their own tax advisors concerning the consequences, in their particular circumstances, under United States federal and Australian tax laws, and the laws of any other taxing jurisdiction, of the ownership of Preference Shares.

AUSTRALIAN TAXATION

    In the opinion of Mallesons Stephen Jaques, Australian taxation legal counsel to the Company, the following statements represent a general summary of the Australian taxation position for a holder of Preference Shares. The statements are not exhaustive of all possible tax considerations for holders. Those consequences may vary according to the individual circumstances of a holder, and holders are advised to obtain their own taxation advice.

    HOLDING OF PREFERENCE SHARES IN THE FORM OF ADSS

    It is understood that on a Conversion Event, Preference Shares will be delivered to holders only in the form of ADSs. The consequences to a holder of holding and dealing with ADSs ought, except as expressly stated below, to be the same as described below in respect of holding and dealing with Preference Shares. Withdrawal of Preference Shares (see "Description of the American Depositary Receipts--Deposit, Transfer and Withdrawal") ought not in itself to give rise to any Australian tax liability (except, possibly, stamp duty at the rate of 0.6% on the value of the Preference Shares).

    SALE OR TRANSFER OF PREFERENCE SHARES

    A sale or transfer of Preference Shares by a holder who is not a "resident" of Australia for Australian income tax purposes (a "non-resident holder") will be subject to Australian income tax (other than Australian capital gains tax) only if the sale or transfer gives rise to a receipt or profit which is on revenue account for Australian tax purposes (which will depend on factors such as whether the holder is a securities trader or speculator rather than a long term investor), the receipt or profit has an Australian source (which would depend on factors such as the place of making of any contract of sale, the place or receipt of payment, the place the Preference Shares were registered and the place at which any relevant business of the holder was carried on), and there is no tax treaty between Australia and the holder's country of residence which provides relief from such tax.

    A sale or transfer of Preference Shares would be subject to Australian tax under the provisions relating to "capital gains and losses" if the disposal gave rise to a "capital gain" as defined in those provisions and the non-resident holder either:

    - carries on business through a permanent establishment in Australia and the Preference Shares were at any time used in carrying on that business; or

    - together with associates (if any) owns or owned at any time during the period of five years preceding the disposal, 10% or more by value of the shares of the Company.

    The extent to which potentially relevant taxation treaties may provide relief from such capital gains tax is generally unclear.

    A "capital gain" will generally arise only if the proceeds of disposal of the shares (or, in some circumstances, the market value of the shares) expressed in Australian dollars exceeded the holder's "cost base" for the shares. The "cost base" would generally include the subscription or purchase price of the shares plus certain other costs related to the acquisition holding and disposal of the shares, expressed in Australian dollars at the time of incurring the relevant cost. If the shares are held for more than twelve months, the elements of the "cost base" would be indexed to allow for inflation (at Australian inflation rates).

    If a disposal of Preference Shares gave rise to a "capital gain", and that capital gain comprised amounts which were subject to ordinary income tax, the capital gain would generally be reduced by those amounts. (Trading stock is not subject to capital gains tax at all.)

    CHANGE OF DIVIDEND RIGHTS

    The change of dividend rights attaching to the Preference Shares, as contemplated, on the occurrence of a Conversion Event should not of itself give rise to assessable income or a capital gain for Australian tax purposes. The consequences to a non-resident holder of deriving dividends are discussed below.

    DISTRIBUTION ON REDEMPTION OR CANCELLATION OF PREFERENCE SHARES

    Part of the amount received by a holder of Preference Shares on redemption or cancellation of those shares (including on a liquidation of the Company) may be subject to tax as a dividend, or under the general income tax or "capital gains tax" provisions.

    The amount payable on redemption or cancellation will be treated as a "dividend" for tax purposes to the extent that (i) it is attributable to unpaid dividends accrued on the Preference Shares or (ii) it is paid out of the Company's profits.

    The general income tax and "capital gains tax" considerations noted above (including limitations on applicability) with respect to the sale or transfer of Preference Shares apply equally in the case of redemption or cancellation.

    If a Buy-Back occurs then the holder would generally be treated for Australian taxation purposes in the manner described above with respect to a sale or transfer of the Preference Shares.

    If a Capital Reduction occurs then the amount attributable to the reduction of capital will not be treated as a dividend. However, the amount paid upon subsequent redemption will be treated as a dividend if paid out of the Company's profits.

    TAXATION OF DIVIDENDS

    Dividends paid by the Company to a non-resident holder will be subject to Australian withholding tax, except to the extent that the dividend is "franked" or is the subject of an "FDA declaration".

    Non-resident holders may be subject to withholding tax at rates up to 30% depending on the applicability of relevant tax treaties and depending on the relevant non-resident holder's circumstances. For example, the rate of withholding tax will be 15% in the case of a resident of the United States for the purposes of the double taxation convention between Australian and the United States (the "Treaty") who does not maintain a permanent establishment or fixed base in Australia with which the Preference Shares are effectively connected, and who is not otherwise ineligible for benefits under the Treaty with respect to income and gains derived in connection with the Preference Shares.

    An "FDA declaration" is, very broadly speaking, a declaration by a dividend paying corporation that the dividend is sourced from certain non-Australian dividends received by that corporation. The Company would be obliged to give a shareholder a statement specifying the extent to which a dividend was subject to an FDA declaration.

    The terms of issue of the Preference Shares provide that, subject to there being sufficient distributable profits, and to certain requirements connected with the "capital adequacy" rules for Australian banks, the amount of any dividend on a Preference Shares will be increased so that the holder of the Preference Share is able to receive the amount the holder would have received if such withholding tax had not been payable.

    OTHER TAXES

    No stamp duty should be payable on the transfer of ADSs or ADRs provided that they are not assigned, transferred or in any manner negotiated in the State of Victoria. This assumes that the holder of an ADS or ADR is not the beneficial owner of any Preference Shares.

    When a holder of an ADR surrenders that ADR for the proceeds of the Preference Shares, no stamp duty will be payable on the redemption of the Preference Shares.

    Stamp duty will be payable in Victoria on any transfer of the Preference Shares including a transfer from the Depositary to the Holder. Duty is payable at the rate of 0.6% of the greater of the consideration paid or the unencumbered value of the Preference Shares. The Company, the transferor and the transferee will be jointly liable for the duty, with the Company and the transferor being entitled to recover from the transferee any stamp duty imposed on them.

    Under current Australian law, there are no estate duties or other inheritance taxes payable in respect of transmission of Preference Shares upon the death of a holder.

UNITED STATES TAXATION

    The following summary of certain United States federal income tax consequences of ownership of Preference Shares or ADSs by a United States Holder (as defined below) is based upon the opinion of Sullivan & Cromwell, counsel to the Company. The summary deals only with Preference Shares or ADSs held as capital assets. The summary does not address all tax consequences of the ownership of Preference Shares and does not take into account the specific circumstances of investors such as tax exempt entities, banks, certain insurance companies, broker-dealers, traders in securities that elect to mark to market, investors liable for the alternative minimum tax, investors that actually or constructively own 10% or more of the voting stock of the Company, investors that hold Preference Shares or ADSs as part of a straddle or a hedging or conversion transaction, or investors whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, as well as the income tax treaty between the United States and Australia (the "Treaty") all as in effect on the date hereof and all subject to change at any time, perhaps with retroactive effect. In addition, the summary is based in part upon the representations of the Depositary and the assumption that each obligation in the Deposit Agreement and any related agreement will be performed in accordance with its terms.

    For purposes of this discussion a "U.S. Holder" is any beneficial owner of Preference Shares or ADSs that is (i) a citizen or resident of the United States, (ii) a corporation organized under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income tax without regard to its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.

    THE DISCUSSION DOES NOT ADDRESS ANY ASPECTS OF UNITED STATES TAXATION OTHER THAN FEDERAL INCOME TAXATION. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF OWNING PREFERENCE SHARES OR ADSS INCLUDING THEIR ELIGIBILITY FOR THE BENEFITS OF THE TREATY, AND THE APPLICABILITY AND EFFECT OF THE UNITED STATES FEDERAL, STATE, LOCAL AND AUSTRALIAN AND OTHER TAX LAWS.

    In general and taking into account the earlier assumptions, for United States federal income tax purposes, holders of ADRs evidencing ADSs will be treated as the owners of the Preference Shares represented by those ADSs and exchanges of Shares for ADSs and ADSs for Preference Shares will not be subject to United States federal income tax.

    DIVIDENDS

    U.S. Holders will include in gross income the gross amount of any dividend paid including Additional Amounts, if any before reduction for Australian withholding taxes by the Company, out of its current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) as ordinary income when the dividend is actually or constructively received by the U.S. Holder. The dividend will not be eligible for the dividend received deduction generally allowed to United States corporations in respect of dividends received from other United States corporations.

    Subject to certain limitations, the Australian tax withheld, if any in accordance with the Treaty and paid over to Australia will be creditable against the U.S. Holder's United States federal income tax liability. For foreign tax credit limitation purposes, the dividend will be income from sources without the United States, but generally will be treated separately, together with other items of "passive income" (or in the case of certain holders "financial services income").

    REDEMPTION, BUY-BACK OR CAPITAL REDUCTION OF PREFERENCE SHARES

    A redemption, Buy-Back or Capital Reduction of Preference Shares or a redemption of ADSs will generally be treated as a sale or exchange of such Preference Shares or ADSs if the U.S. Holder does not own, actually or constructively, within the meaning of Section 318 of the Code, any common stock of the Company. See "--Sale or Exchange" below.

    SALE OR EXCHANGE

    A U.S. Holder will recognize gain or loss for U.S. federal income tax purposes upon the sale or exchange of Preference Shares or ADSs in an amount equal to the difference between the U.S. dollar value of the amount realized and the U.S. Holder's adjusted tax basis (determined in U.S. dollars) in the Preference Shares or ADSs. Generally, such gain will be capital gain or loss, will be long-term capital gain or loss if the U.S. Holder's holding period for the Preference Shares or ADSs exceeds one year and any such gain will be income from sources within the United States for foreign tax credit limitation purposes.

    PFIC CONSIDERATIONS

    The Company does not believe that it will be treated as a passive foreign investment company (a "PFIC") for United States federal income tax purposes but that is a factual determination made annually and therefore may be subject to change. If the Company were to be treated as a PFIC a U.S. Holder would be subject to certain adverse tax consequences.

    INFORMATION REPORTING AND BACKUP WITHHOLDING

    Payments of dividends and other proceeds with respect to Preference Shares or ADSs, by a U.S. paying agent or other U.S. intermediary will be reported to the IRS and to the U.S. Holder as may be required under applicable regulations. Backup withholding at a rate of 31% will apply to these payments if the U.S. Holder fails to provide an accurate taxpayer identification number or certification of foreign or other exempt status or fails to report all interest and dividends required to be shown on its federal income tax returns. Certain U.S. Holders (including, among others, corporations) are not subject to backup withholding. U.S. Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining such an exemption.

                              PLAN OF DISTRIBUTION

    The ADSs offered hereby will initially be sold to the Jersey Subsidiary at a purchase price of $25 per ADS. The Company has been advised that it is the investment objective of the Trust to distribute to the holders of the TrUEPrS on or as soon as practicable after the Conversion Date, cash or ADRs evidencing, for each TrUEPrS, one ADS representing two Preference Shares. The Company has been advised that, pursuant to the Declaration of Trust, the Trust is obligated to deliver on or as soon as practicable after the Conversion Date a number of ADSs representing Preference Shares held by the Collateral Agent covered by this Prospectus equal to the number required by the Trust in order to exchange all of the TrUEPrS (including the TrUEPrS issued pursuant to the over-allotment options granted to the Underwriters of the TrUEPrS) on or as soon as practicable after the Conversion Date in accordance with the investment objective of the Trust. The Company is not a party to the Declaration of Trust and has no obligation thereunder or with respect to the TrUEPrS, which are securities of the Trust and are not securities of the Company.

    The Company has agreed in the Purchase Agreement that, within 30 days from the date hereof, the Company will not, without the prior written consent of the Representatives (as defined below), (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any ADRs, ADSs, Preference Shares or any other preference shares (other than, in any such case, to or with an affiliate of the Company) of the Company or a subsidiary thereof (the "Company Securities") or any securities convertible into or exercisable or exchangeable for the Company Securities or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction (other than the Fundamental Trust Agreements and the Fundamental Company Documents (each as defined in the Purchase Agreement)) that transfers, in whole or in part directly or indirectly, the economic consequence of ownership of the Company Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of the Company Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the ADSs, ADRs or Preference Shares exchangeable for the TrUEPrS to be sold pursuant to the Purchase Agreement.

    The Company has agreed to indemnify the Trust and the Underwriters of the TrUEPrS against certain liabilities, including liabilities under the Securities Act, with respect to the information contained in this Prospectus (including the documents incorporated by reference herein), other than information furnished to the Company in writing by the Trust or the Underwriters of the TrUEPrS through the Representatives expressly for use herein.

    Until the distribution of the TrUEPrS is completed, rules of the Commission may limit the ability of the Underwriters of the TrUEPrS and any selling group members to bid for and purchase the TrUEPrS. As an exception to these rules, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Paine Webber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc. (the "Representatives") are permitted to engage in certain transactions that stabilize the price of the TrUEPrS. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the TrUEPrS.

    If the Underwriters create a short position in the TrUEPrS in connection with the TrUEPrS offerings, I.E., if they sell more TrUEPrS than are set forth on the cover page of the accompanying TrUEPrS Prospectus, the Representatives may reduce that short position by purchasing TrUEPrS in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment options granted to them.

    The Representatives may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representatives purchase TrUEPrS in the open market to reduce the Underwriters' short position or to stabilize the price of the TrUEPrS, they may reclaim the amount of the selling concession from the Underwriters and any selling group members who sold those TrUEPrS as part of the Offerings.

    In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage release of the security.

    Neither the Trust nor any of the Underwriters of the TrUEPrS makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the TrUEPrS or the ADSs representing the Preference Shares. In addition, neither the Trust nor any of the Underwriters of the TrUEPrS makes any representation that the Representatives will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

    Each Underwriter has also in the Purchase Agreement represented and agreed that:

        (a) it has not offered or sold and, prior to the date six months after the date of issue of the TrUEPrS, will not offer or sell any TrUEPrS to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

        (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the TrUEPrs in, from or otherwise involving the United Kingdom; and

        (c) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the TrUEPrS to a person who is of kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

    Certain of the Underwriters of the TrUEPrS render investment banking and other financial services to the Company from time to time.

                         VALIDITY OF PREFERENCE SHARES

    The validity of the Preference Shares will be passed upon for the Company by Mallesons Stephen Jaques, Melbourne, Australia and for the Underwriters by Allen, Allen & Hemsley Sydney, Australia. The Company is also represented by Sullivan & Cromwell, New York, New York and the Underwriters are also represented by Brown & Wood LLP, New York, New York.

                                    EXPERTS

    The consolidated financial statements of the Company and its subsidiaries as of September 30, 1997 and 1996 and for each of the three years in the three year period ended September 30, 1997 are incorporated in this Prospectus by reference to the Company's 1997 Annual Report. Such financial statements have been examined by, and are incorporated herein by reference in reliance upon the report, which is also incorporated herein by reference, of, KPMG, independent accountants, upon the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY UNDERWRITER OF THE TRUEPRS. NEITHER THE DELIVERY OF THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCE CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH AN OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

                            ------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                  ---------
Available Information...........................          3
Incorporation of Certain Information by
  Reference.....................................          3
Enforceability of Certain Civil Liabilities.....          4
Currency of Presentation and Exchange Rates.....          4
Special Note Regarding Forward-Looking
  Statements....................................          5
Prospectus Summary..............................          6
Capitalization..................................         26
Use of Proceeds.................................         28
Management's Discussion and Analysis of
  Financial Condition and Results of
  Operations....................................         29
Description of the Preference Shares............         56
Description of American Depositary Shares.......         68
Taxation........................................         76
Plan of Distribution............................         80
Validity of Preference Shares...................         81
Experts.........................................         81

                               16,004,000 SHARES

                                     [LOGO]

                            NATIONAL AUSTRALIA BANK
                                    LIMITED

                           AMERICAN DEPOSITARY SHARES

                               EACH REPRESENTING
                             TWO PREFERENCE SHARES
                     (LIQUIDATION PREFERENCE EQUIVALENT TO
                      US$25 PER AMERICAN DEPOSITARY SHARE)

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                               September 23, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THOSE SPECIFICALLY OFFERED HEREBY, OR OF ANY SECURITIES OFFERED HEREBY, IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR SINCE THE DATES AS OF WHICH INFORMATION IS SET FORTH HEREIN. IN THE EVENT THAT ANY SUCH CHANGE SHALL OCCUR DURING THE PERIOD IN WHICH APPLICABLE LAW REQUIRES DELIVERY OF THIS PROSPECTUS, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

                           --------------------------

                               TABLE OF CONTENTS


                                                     PAGE
                                                   ---------
Prospectus Summary...............................          4
Fee Table........................................         11
Structural Diagram...............................         12
The Trust........................................         13
Use of Proceeds and Collateral Arrangements......         13
Investment Objective and Policies................         15
Investment Restrictions..........................         22
Risk Factors.....................................         23
Description of the TrUEPrS.......................         24
Trustees.........................................         27
Management Arrangements..........................         28
Dividends and Distributions......................         30
Net Asset Value..................................         31
Taxation.........................................         31
Underwriting.....................................         37
Legal Matters....................................         40
Experts..........................................         40
Additional Information...........................         40
Independent Auditors' Report.....................         41
Statement of Assets and Liabilities..............         42


                    Prospectus relating to Preference Shares
                       of National Australia Bank Limited
                           --------------------------


    UNTIL OCTOBER 19, 1998 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEALERS EFFECTING TRANSACTIONS IN THE TRUEPRS, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                             16,000,000 TRUEPRS-SM-

                                NAB EXCHANGEABLE
                                PREFERRED TRUST

                             ---------------------

                                   PROSPECTUS

                             ---------------------

                              MERRILL LYNCH & CO.
                           MORGAN STANLEY DEAN WITTER
                              SALOMON SMITH BARNEY
                            A.G. EDWARDS & CO., INC.
                            PAINEWEBBER INCORPORATED
                       PRUDENTIAL SECURITIES INCORPORATED


                               SEPTEMBER 23, 1998


-SM-Service mark of Merrill Lynch & Co., Inc.

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